                                                                   EXHIBIT 10.12


                            DATED 21ST OCTOBER 1988
                            -----------------------



                      MARWELL PROPERTY INVESTMENTS LIMITED

                                    - and -

                             COOPERVISION HOLDINGS



                         -----------------------------

                                   L E A S E

                                  relating to
                          Unit 8 The Solent Industrial
                                Estate Hedge End
                                  Southampton

                         -----------------------------



                             DAVIES ARNOLD & COOPER
                               12 Bridewell Place
                                     London
                                    EC4V 6AD

                                Tel: 01-353 6555

                            Ref: 25/025/FA21/9/9/88

THIS LEASE is made the 21st day of October One thousand nine hundred and eighty-
----------
eight B E T W E E N (1) MARWELL PROPERTY INVESTMENTS LIMITED whose registered
      -------------     ------------------------------------
office is at 437A Midsummer Boulevard Saxon Gate West Central Milton Keynes (hereinafter called "the Landlord") and (2) COOPERVISION HOLDINGS whose
                                            ---------------------
registered office is at Permalens House 1 Botley Road Hedge End Southampton (hereinafter called "the Tenant")

WITNESSETH as follows:-
----------

Interpretation
--------------

1.  In this Lease and in the Schedules hereto:-

          (1) Words importing one gender shall include all other genders and words importing the singular shall include the plural and vice versa

          (2) The headings to the clauses hereof and Schedules hereto shall be deemed not to form any part hereof and shall not affect the interpretation hereof in any way

          (3) Where the Tenant consists of two or more persons all covenants and agreements by and with the Tenant shall be construed as covenants and agreements by and with such persons jointly and severally

          (4) Where the context so requires or admits the following words and expressions shall have the following meanings:-

    (a) "the Landlord" shall include the estate owner or owners for the time being of the reversion immediately expectant on the term hereby granted and shall also include all superior landlords

    (b) "the Tenant" shall include the Tenant's successors in title

    (c) "the demised premises" shall mean the premises described in the First Schedule hereto together with all additions and improvements at any time and from time to time made thereto and all fixtures and fittings installed by the Landlord of every kind which shall from time to time be in or upon the said premises (whether originally affixed or fastened to or upon the same or otherwise) except tenants and trade fixtures

    (d) "the Estate" shall mean the industrial complex situated at Hedge
End Southampton known as The Solent Industrial Estate shown on the plan annexed hereto and thereon edged in blue or such other larger or smaller area as the Landlord may in its discretion from time to time stipulate

    (e) "the common parts" shall mean all those parts of the Estate shown coloured yellow and brown on the plan annexed hereto and also those parts (if any) of the Estate which are not included or intended to be included in any lease granted or to be granted by the Landlord the Landlord reserving to itself the right from time to time when necessary in the interests of good estate management of amending or varying the general layout of the Estate and/or the common parts but not the demised premises Provided Always that such amendments or variations shall cause as little inconvenience as possible to the Tenant in the use and enjoyment of the demised premises

    (f) "the said term" shall mean the term hereby granted and any statutory continuation or extension thereof

      (g) "determination of the said term" shall mean the determination of the said term whether by effluxion of time re-entry notice surrender or any other means or cause whatsoever

      (h) "the specified period" shall mean the period of eighty years from the date of this Lease which shall be the perpetuity period applicable to these Presents

      (i) "the Planning Acts" shall mean the Town and Country Planning Acts 1971 and 1972 the Town and Country Planning (Amendments) Act 1977 the Town and Country Amenities Act 1974 and the Local Government Planning and Land Act 1980

      (j) "these presents" shall mean this Lease and the Schedules thereto any licence granted pursuant thereto any deed of variation of the provisions hereof and any instrument made supplemental hereto

      (k) "insured risks" shall mean the risks from time to time covered by the policy or policies of insurance effected by the Landlord pursuant to its covenant hereinafter contained

       (l) "prescribed rate" shall mean interest at an annual rate of 2% above the base lending rate of Midland Bank Plc applicable from time to time during any period during which any payment of interest accrues due under these presents

(5) These presents shall unless the context otherwise requires be construed on the basis that:

          (a) any reference to any Act or any section of any Act shall be deemed to include any amendment modification or re-enactment thereof and any statutory instrument bye-law rule directive order or regulation made thereunder for the time being in force

          (b) any covenant by the Tenant not to do any act or thing shall be deemed to include a covenant not to suffer or permit the doing of that act or thing

          (c) covenants and obligations made or assumed by any party shall be binding and enforceable against his personal representatives

2. IN consideration of the rents covenants and conditions hereinafter reserved and contained and on the part of the Tenant to be paid performed and observed the Landlord HEREBY DEMISES unto the Tenant ALL THAT the premises described in
             ------ -------                 --------
the First Schedule hereto TOGETHER WITH (in common with the Landlord and all
                          -------------
other persons entitled thereto and subject to the exceptions reservations and provisions hereinafter contained) the rights and privileges set out in the Second Schedule hereto EXCEPT AND RESERVING unto the Landlord and its lessees
                       --------------------
tenants agents servants licensees and other persons claiming through or under the Landlord and all other persons who now have or may hereafter be entitled to or are granted by the Landlord a similar right or rights the easements rights and privileges specified in the Third Schedule hereto TO HOLD the same unto the
                                                      -------
Tenant subject to any rights of statutory or other undertakings in respect of services to the Estate and the demised premises now existing or to be created within the specified period for a term of Twenty Years from the 25th day of March 1988 hereof PAYING therefor throughout the said term and so in proportion
                  ------
for any less time than a year FIRST the
                              -----
yearly rent of NINETEEN THOUSAND POUNDS ((Pounds)19,000.00) by four equal
               ------------------------
quarterly payments in advance on the usual quarter days in every year without deduction whatsoever the first of such quarterly payments hereof for the period of the 25th day of March 1988 until the 24th day of June 1988 shall be paid on the signing hereof AND SECONDLY by way of further rent an amount equal to that
                   ------------
incurred by the Landlord from time to time in complying with the covenant in clause 4(l) hereof for the insurance of the demised premises such rent to be paid on demand AND THIRDLY by way of further rent a contribution payable in
               -----------
accordance with the provisions of the Fourth Schedule hereto in respect of the service charge mentioned in the said Fourth Schedule (together with any Value Added Tax due and payable thereon) the first payment of rents under this Lease being made on the execution hereof PROVIDED ALWAYS that in the event of the said
                                   ---------------
rents or any part thereof being in arrear for more than 14 days whether in the case of the rent first hereinbefore reserved lawfully demanded or not the Tenant shall pay interest calculated on a daily basis with quarterly rests at the Prescribed Rate on the amount in arrear from the day on which it became payable until the day payment is made and to be payable to the Landlord on demand without prejudice to any other rights the Landlord may enjoy and the aggregate amount for the time being so payable shall at the option of the Landlord be recoverable by action or as rent in arrear

Tenants covenants
-----------------

3.  THE Tenant HEREBY COVENANTS with the Landlord as follows:-
               ----------------

    To pay rent
    -----------

     (1) To pay the rents hereby reserved and any interest on arrears of rent as hereinbefore provided on the days and in manner aforesaid without any deduction whatsoever

    Taxes
    -----

     (2) To bear pay and discharge all existing and future rates taxes levies assessments duties outgoings charges and impositions whatsoever (whether imposed by statute or otherwise and whether of a national or local character) now or at any time or times during the said term assessed imposed or charged upon or payable in respect of the demised premises or any part or parts thereof and whether payable by the Landlord or Tenant or by the owner or occupier thereof save for any tax assessable on the Landlord in respect of the rents payable hereunder or in respect of any dealing with the reversion either mediately or immediately expectant on the term hereof

     V.A.T.
     ------

     (3) To pay to the Landlord or (as the case may be) to its solicitors surveyors or other agents to whom any payment is due under the covenants agreements and provisions herein contained or implied which is a payment whereon Value Added Tax or other similar fiscal charge is chargeable if the Landlord is not eligible to treat as an input credit the amount of Value Added Tax or other similar fiscal charge chargeable in respect of the payment at the rate applicable to that payment

     Gas electricity and water charges
     ---------------------------------

     (4) To pay for all gas and electricity and water consumed on or by the demised premises and all telephone charges and to observe and perform at the Tenants expense all present and future regulations and requirements of the gas and electricity and water supply authorities and the Post Office concerning the demised premises and to keep the Landlord indemnified in respect thereof and to reimburse to the Landlord a properly apportioned part (to be determined by the Landlord in case the same is not separately metered or gauged) of all sums paid by the Landlord from time to time to the electricity gas or water supply authorities or to the Post Office in respect of any consumption or supply of electricity gas or water or telephone or in respect of any connection to or alteration or repair of the wiring or piping or other machinery or equipment in or about the Estate used for electricity or water supply or gas or telephone which benefits the demised premises or any part thereof

Repair
------

      (5) At all times during the said term to keep and maintain the whole of the demised premises in good and substantial order repair and condition and in whole or in part rebuild or renew the same as necessary (except damage by the insured risks provided such policy or policies shall not have become vitiated or payment of the policy monies refused in whole or in part in consequence of some act neglect or default of the Tenant or of any sub-tenant or any other party under the control of the Tenant) PROVIDED THAT nothing contained in this sub-
                                 -------------
clause shall require the Tenant to put or keep the demised premises in any better state of repair or condition than the same are in at the date hereof

      Decoration
      ----------

      (6) Without prejudice to the generality of the next preceding sub-clause in every fifth year of the said term and also in the year preceding the determination of the said term to paint in a proper and workmanlike manner all the inside wood iron and other parts heretofore or usually painted of the demised premises with a sufficient number of coats of good quality paint and also with every such internal painting to clean wash stop whiten distemper and otherwise decorate and treat in a proper and workmanlike manner all such internal parts of the demised premises that have been so treated and also in every third year of the said term and in the year preceding the determination of the said term (unless the last exterior painting was done within twelve months of the date of such determination) to paint in a proper and workmanlike manner all the external parts heretofore or usually painted and all additions thereto with a sufficient number of coats of good quality paint and so that in the year preceding the determination of the said term the tints or colours on each occasion to be approved in writing by the Landlord (such approval not to be unreasonably withheld) and french polish or otherwise treat in a good and workmanlike manner using good quality materials all exterior parts of the demised premises as are usually or heretofore french polished or otherwise treated AND to wash down all tiles cladding glazed bricks or polished stone or similar washable surfaces and repoint all brickwork as and what required and to keep the windows of the demised premises properly cleaned inside and outside and to keep any part of the demised premises not covered by buildings in a neat and tidy condition and free from weeds

          Yield Up
          --------

          (7) At the determination of the said term quietly to yield up to the Landlord the demised premises duly painted repaired cleaned maintained amended and kept in accordance with the covenants in that behalf herein contained Provided however that the Tenant may prior to the date of such expiration or determination remove all tenants or trade fixtures making good nevertheless at the expense of the Tenant and to the reasonable satisfaction of the Landlord any damage to the demised premises caused by such removal and shall remove all the Tenants furniture fittings papers and refuse and so that the Landlord may treat as abandoned by the Tenant and may arrange for the removal and destruction of any such fixtures and other items not removed by the Tenant at the expiration or determination and the cost of such removal and destruction shall be paid by the Tenant to the Landlord on demand

          Fire Fighting Equipment
          -----------------------

          (8) To keep the demised premises sufficiently supplied and equipped with fire fighting and extinguishing apparatus and appliances which shall be open to the inspection and maintained to the reasonable satisfaction of the Landlord and to the satisfaction of the local fire authority and of insurers and also not to obstruct the access to or means of working of such apparatus and appliances

          Entry for Repairs
          -----------------

          (9) To permit the Landlord and any person authorised by it upon at least 48 hours prior written notice (except in emergency) to enter upon the demised premises at all reasonable hours during the daytime to view the state and condition and user of the same and the landlord's fixtures and fittings therein and of all defects decays and wants of reparation there found for which the Tenant shall be responsible hereunder to give notice in writing to the Tenant and within two months next after every such notice as aforesaid (or immediately in case of need) to commence to repair well and substantially and make good all such defects decays and wants of reparation to the demised premises and the fixtures and fittings therein for which the Tenant is liable hereunder PROVIDED ALWAYS that if the Tenant shall make default in the execution of the repairs and works referred to in such notice it shall be lawful for the Landlord and any persons authorised by the Landlord (but without prejudice to the right of re-entry hereinafter contained) to enter upon the demised premises and execute such repairs and works and the cost thereof (including any surveyors or other fees incurred and whether or not such repairs and works are executed by the Landlord) shall be repaid by the Tenant to the Landlord on demand together with interest on the expenses incurred by the Landlord under the above proviso in accordance with the terms of the proviso to clause 2 of this Lease relating to late payments of rents

          Taking inventories
          ------------------

          (10) To permit the Landlord and any person authorised by the Landlord to enter upon the demised premises at all reasonable hours during the daytime by prior written appointment to take schedules or inventories of landlord's fixtures and fittings and things to be yielded up at the determination of the said term

          Acts of Parliament
          ------------------

          (11) To observe and comply with the provisions and requirements of every enactment (which expression in this Lease includes as well every Act of Parliament already or hereafter to be passed as every order regulation and bye-law already or hereafter to be made under or in pursuance of any such Act and without prejudice to the generality of the foregoing specifically includes the Factories Acts the Offices Shops and Railway Premises Act 1963 the Health and Safety at Work etc Act 1974 and every order and regulation made or to be made thereunder) so far as they relate to or affect the demised premises and maintain all arrangements which by or under any enactment or bye-law are or may be required at any time during the said term to be executed provided or maintained whether by the Landlord or the Tenant and to indemnify the Landlord at all time against all costs charges and expenses of or incidental to the execution of any works or the provision of maintenance of any arrangements so required as aforesaid and not at any time during the said term to do or omit or suffer to be done or omitted in or about the demised premises any act or thing by reason of which the Landlord say under any enactment incur or have imposed upon it or become liable to pay any penalty damages compensation costs charges or expenses

          Planning Acts
          -------------

          (12)(i) To comply in all respects during the currency of this Lease with the provisions and requirements of the Planning Acts and all licences consents permissions and conditions (if any) granted or imposed thereunder or under any enactment repealed thereby so far as the same respectively relate to or affect the demised premises or any parts thereof or any operations works acts or things already or hereafter to be carried out executed done or omitted thereon or the use thereof for any purpose and to pay any development charge or other charge imposed in respect of any such matter arising from any act commission or omission whatsoever of the Tenant or any party under the control of or on behalf of the Tenant and indemnify the Landlord against all proceedings expenses claims and demands in respect of any contravention by the Tenant of any provision of the Planning Acts

          (ii) Not to do on or in relation to the demised premises anything by reason of which the Landlord may under any enactment whatever become liable to pay any penalty damages costs compensation charge levy tax or other monies and in any event
Subject only to any statutory requirement to the contrary to pay and satisfy any charge levy tax or other monies which may now or hereafter be imposed whether on the Landlord or the Tenant under any such enactment in respect of any development or alteration or any change or continuation of use or other like matter relating to the demised premises by the Tenant or any Sub-tenant or occupier of the demised premises which shall occur during the said term

          Copies of Notices
          -----------------

          (13) Within seven days of the receipt by the Tenant of the same to supply a copy to the Landlord of any notice or order or proposal for a notice or order or licence consent permission or direction given or made under any enactment and any regulations orders and instruments made thereunder and relating to the demised premises And to permit the Landlord and all persons authorised by it at all reasonable times during the daytime upon at least 48 hours prior written notice to enter upon the demised premises to inspect the same for any purpose in connection with any such notice order proposal licence consent permission or direction

          Join with Landlord in making Appeals etc,
          -----------------------------------------

          (14) At the request and cost of the Landlord to make or join with the Landlord in making any objection representation or appeal in respect of any such notice order proposal or direction as aforesaid or any refusal of or condition imposed under any such licence consent or permission as aforesaid save where to do so would be prejudicial to the Tenant's enjoyment of the demised premises

          No application for Planning Permission
          --------------------------------------

          (15) Not to make or suffer to be made without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) any application for consent or permission to carry out or commence any development (within the meaning of the Planning Acts) on or by reference to the demised premises

          Complete Developments within Term
          ---------------------------------

          (16) Unless the Landlord shall otherwise direct to carry out before the determination of the said term any works (the carrying out of which is otherwise permitted hereunder) required to be carried out in or on the demised premises by a date subsequent to such determination as a condition of any planning permission which may have been granted to and implemented by the Tenant during the said term

          Compensation
          ------------

          (17) If the Tenant shall receive any compensation because of any restriction placed upon the user of the demised premises or any part thereof under or by virtue of the Planning Acts then if and when its interest hereunder shall be determined under the power of re-entry herein contained or otherwise forthwith to make such provision as is just and equitable for the Landlord to receive its due benefit from such compensation unless the compensation authority shall otherwise order

          (18) To afford the Landlord during the six months preceding the determination of the said term all reasonable facilities for the purpose of letting the demised premises or at any time on prior reasonable written notice during the said term of selling valuing or charging the same including access to the demised premises by the Landlord or by prospective tenants or purchasers or others having written authority from the Landlord PROVIDED THAT no
                                                                -------------
inconvenience or disruption is caused to the Tenant


          Assignment and underletting
          ---------------------------

          (19)(a) Save as hereinafter expressly provided not to agree to nor assign transfer underlet or part with or share the possession or occupation of nor grant any occupational licence in respect of the whole of the demised premises or any part or parts thereof nor to charge any part or parts thereof

          (b) Not to assign the demised premises (here meaning the whole thereof) without the previous consent in writing of the Landlord which consent shall not be unreasonably withheld or delayed in the case of a respectable and responsible Assignee of satisfactory financial standing subject to such Assignee if the Landlord so requires first entering into a direct covenant with the Landlord to observe and perform the covenants on the part of the Tenant herein contained during the residue of the said term and to pay the rents hereby reserved and not further to assign or underlet or part with or share the possession or occupation of the demised premises or any part thereof except on the said terms as are herein contained and also subject if the Landlord shall so require in the case of any Assignee who shall be a corporate body without a quotation on a recognised stock exchange and in the absence of any other acceptable security to not less than two Guarantors (of a financial status acceptable to the Landlord) first to enter into a direct covenant with the Landlord for guaranteeing the observance and performance of the covenants on the part of the Tenant herein contained and secondly to covenant with the Landlord that in the event of the Tenant during the said term becoming bankrupt or entering into liquidation and the trustee in such bankruptcy or the liquidator as the case may be disclaiming these presents the Guarantor shall accept from the Landlord a new lease of the demised premises for a term equal in duration to the residue remaining unexpired of the said term at the date of disclaimer such lease to contain the same terms in all respects (including the proviso for re-entry) as are contained in these presents

          (c) Not without the Landlords prior written consent (not to be unreasonably withheld or delayed) to underlet the whole of the demised premises except on the same terms than those therein contained at a rent not less than that payable hereunder at the date of such Underleass (all commutations premiums and fines being hereby expressly prohibited) which shall be subject to review at such intervals as shall be normal in the market for similar property at the time of the grant thereof (but in any event at least as often as required by these presents and simultaneous therewith) PROVIDED ALWAYS that the Tenant shall not
                                     ---------------
be entitled (and is hereby expressly prohibited therefrom) to sub-let other than for occupation

          (d) Any underlease granted under this sub-clause shall contain

          (i) An unqualified covenant on the part of the Underlessee not to assign transfer or underlet or part with possession or occupation of part or parts only of the demised premises

          (ii) A covenant on the part of the Underlessee that the Underlessee will not assign or underlet the whole of the demised premises without obtaining the previous written consent of Marwell Property Investments Limited or other the Landlord under these presents (such consent not to be unreasonably withheld) and of the Tenant under these presents and to provide in such Underlease that any sub-underleases granted out of such Underlease whether immediate or mediate shall contain similar provisions to those contained in this subclause (19)

          (e) Notwithstanding the foregoing provisions of this sub-clause the Tenant may share possession or occupation of part of the demised premises (as distinct from the whole) with or in favour of any subsidiary or associated company for so long as such relationship subsists and provided that no relationship of landlord and tenant is thereby created

          (f) Within one month of every permitted assignment transfer underlease (whether mediate or derivative) parting with possession or occupation of these presents or of the demised premises to give notice thereof in writing with particulars thereof to the Landlord's Solicitors and produce to them a certified copy of such instrument (free of expense to the Landlord) for retention by the Landlord and to pay to them a reasonable registration fee of fifteen pounds ((Pounds)l5.00) in respect of each instrument

          (g) Upon every application for consent required by this sub-clause
(19) to disclose to the Landlord such information as to the terms proposed by the Tenant as the Landlord may reasonably require and whenever required by the Landlord to provide in writing full details of the actual occupation of the demised premises

          (20) To indemnify and keep indemnified the Landlord from liability in respect of any injury to or the death of any person damage to any property (real and personal) the infringement disturbance or destruction of any right easement or privilege or otherwise by reason of or arising directly or indirectly out of the repair state of repair condition or any alteration to or to the use herein permitted of the demised premises by the Tenant and from all proceedings costs claim and demands of whatsoever nature in respect of any such liability or alleged liability

          (21) To pay to the Landlord all reasonable costs charges and expenses (including legal costs and fees payable to a Surveyor) which may be reasonably incurred by the Landlord in or in contemplation of or incidental to any proceedings under Sections 146 and 147 of the Law of Property Act 1925 and preparation and service of any notice in respect thereof notwithstanding forfeiture for any breach by the Tenant shall be avoided otherwise than by relief granted by the Court or for the purpose of or in reasonable contemplation of or incidental to the preparation and service or justifiable schedules of dilapidations or notice under the foregoing provisions of this Sub-clause during the said term or within three months after the determination thereof

          User
          ----

          (22)(a) To use and occupy the demised premises for the purpose only of uses within the meaning of Class Bl of The Town & Country Planning (Use Classes) Order 1987 or for such other use for which the Landlord may give previous consent in writing (such consent not to be unreasonably withheld) and for which the consent of the Planning Authority for the time being shall have been obtained

          (b) Not to use or allow the demised premises or any part thereof to be used for residential or sleeping purposes

          (c) Not to use any other part of the Estate than the demised premises for the parking of motor or other vehicles

          (d) Not to load or unload or pack or stack upon any of the common parts except those parts (if any) designated for that purpose

          Alterations
          -----------

          (23) Not at any time during the said term to damage interfere with or make any addition to or alteration in the demised premises or any party wall or any service conduit apparatus or installation therein but nothing herein contained shall prevent the Tenant with the prior written consent of the Landlord (which shall not be unreasonably withheld or delayed) from making internal non-structural alterations and it may without such consent erect or remove from time to time demountable partitioning PROVIDED ALWAYS that at the
                                                  ---------------
determination of the said term the Tenant shall at the request of the Landlord dismantle and remove all non-structural internal alterations and demountable partitioning then in the demised premises and reinstate the demised premises and make good forthwith any damage caused

          Advertisements
          --------------

          (24) Not to exhibit affix to or display or permit or suffer to be exhibited affixed to or displayed on or from the exterior of the demised premises or on the external walls rails or fences thereof any sign signboard fascia placard lettering notice price label blind flag pennant sky-sign or any advertisement of any kind whatsoever except such as shall have been previously approved in writing by the Landlord such approval not to be unreasonably withheld or delayed in the case of the usual trade signs of the Tenant and in the event of any such approval being given to observe the terms thereof and at the determination of the said term to remove every such thing so approved and forthwith make good the demised premises Provided Always that the Tenant shall have the right in common with others to place its name upon any general estate board erected for the purpose subject to the same being previously approved by the Landlord

          Floor loading
          -------------

          (25) Not to knowingly place or suspend any object of excessive weight on or from the floors ceilings roofs or walls or structure of the demised premises nor without the Landlord's previous written consent not to be unreasonably withheld or delayed to set up or permit to be set upon on any part of the demised premises any steam gas or electric or other boiler engine machine or mechanical contrivance other than the Tenant's usual business machinery

          Not to prejudice insurance
          --------------------------

          (26) (a) Not to do in or on the demised premises or the Estate anything whereby the insurance of the Estate the demised premises or the Landlords fixtures and fittings against the insured risks may be vitiated or prejudiced nor without the consent of the Landlord do or allow to be done anything whereby any additional premium may become payable for the insurance of the demised premises or of any other parts of the Estate and in the event of any Landlords insurance policy for the Estate or any part thereof being vitiated in consequence of any act action or omission of the Tenant or any Sub tenant of the Tenant fully and effectually to indemnify the Landlord against all costs claims proceedings or losses resulting from any damage or injury to the Estate or any part thereof in respect of which compensation is not forthcoming from the Landlords insurance company and against all costs of any increased or additional premiums incurred by the Landlord

          (b) To notify the Landlord forthwith upon becoming aware of the same of any damage to or destruction of the demised premises or any part thereof occasioned by the occurrence of any of the insured risks

          (c) In the event of the Estate or the demised premises or any part thereof being damaged or destroyed by any of the insured risks at any time during the said term and the insurance money under any insurance effected thereon by the Landlord being wholly or partially irrecoverable by reason of any act or default of the Tenant or of any Sub-tenant of the Tenant then and in every such case the Tenant will forthwith (in addition to the said rents) pay to the Landlord the whole (or as the case may require) a fair proportion of the cost of rebuilding and reinstating the same any dispute as to the proportion to be so contributed by the Tenant or otherwise in respect of or arising out of this provision to be referred to arbitration in accordance with the provisions of the Arbitration Act 1950

          (d) Not without the prior written consent of the Landlord to effect any insurance (other than that of plate glass) of any buildings on the demised premises but if at any time the Tenant is entitled to the benefit of any insurance an the demised premises then to apply all monies received by virtue of such other insurance towards making good with all speed the loss or damage in respect of which the same shall have been received.

          Nuisance
          --------

          (27) Not to carry on or permit to be carried on upon the demised premises or any part thereof the business to be carried on thereon in a noisy noisome offensive or dangerous manner or do in or upon the demised premises or any part thereof or the Estate any act matter or thing which my be or grow to be or become a nuisance or an annoyance or a disturbance to the Landlord or its tenants or lessees or the owners lessees or occupiers for the time being of any premises forming part of the Estate

          Auctions
          --------

          (28) Not at any time during the said term to hold or permit any sale by auction to be held upon the demised premises or any part thereof without the written consent of the Landlord for that purpose first obtained

          Obstruction etc
          ---------------

          (29) (a) Not to do or permit any act or thing whereby the common parts or any part thereof or any other part of the Estate may be damaged interfered with or obstructed or the fair use thereof by others may be hindered impeded or interfered with in any manner whatsoever and in particular not to leave or permit to be left therein any goods or article of any kind and to perform and observe and procure the performance and observance by all the Tenants servants and agents and by all those coming into the Estate for any purpose connected with the Tenants business of all bye-laws rules and regulations of the local authority or other competent authority made from time to time in relation to any part of the Estate

          (b) Not to bring or allow to be brought into or upon nor permit to remain in or upon the curtilage or the demised premises or the common parts or any part thereof or any other part of the Estate or of any neighbouring or adjoining premises any goods packaging or packing cases waste swarf trade empties or any materials or other things of any kind whatsoever (so that the same shall only be brought into the building or buildings at the demised premises) and particularly not to trade other than from within the building or buildings at the demised premises

          Fire regulations
          ----------------

          (30)(a) Not to use or permit or suffer to be used on any account except in case of fire or other emergency any doors or special exits provided for escape in case of fire

          (b) At all times to comply with and observe the requirements of the relevant authorities having power to deal with means of escape from buildings in the event of fire so far as such requirements affect the demised premises or the fixtures fittings or furniture therein and in common with all other tenants of the Estate entitled to use the same to comply with and observe all the regulations of such authorities which may apply to the remainder of the Estate

          (c) Not to place or store in the demised premises or any part thereof any article or thing which is or may become dangerous offensive combustible inflammable or explosive without obtaining all required consents in relation thereto

          Encroachments etc.
          ------------------

          (31) Not to stop up darken or obstruct any windows lights ventilators or other openings belonging to the demised premises nor to permit any new windows lights ventilators passage drainage or any other encroachment or easement whatsoever to be made or acquired on or over the demised premises and that in case any encroachment or easement shall be made or acquired or attempted to be made or acquired the Tenant will immediately upon becoming aware of the same give notice thereof to the Landlord and at the request and cost of the Landlord will adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement

          Landlords Regulations
          ---------------------

          (32) To perform and observe such reasonable rules and regulations as the Landlord may from time to time make for the general management and conduct of the Estate therein (particularly but without prejudice to the generality of the aforesaid relating to the direction and flow of traffic) and the appurtenances thereof and such regulations and all amendments modifications or additions thereto when communicated in writing to the Tenant shall be deemed to be incorporated in this Lease

          Let or sale boards
          ------------------

          (33) To permit the Landlord to enter upon the demised premises and affix and retain without interference upon some part or parts thereof (but not so as to obstruct the access of light and air to the demised premises) notice for reletting or selling the same and to permit all persons with authority from the Landlord at all reasonable hours during the daytime upon at least 48 hours prior notice to enter and view the demised premises

          Permit entry for repairing adjoining premises
          ---------------------------------------------

          (34) To permit the Landlord and all others authorised by the Landlord and the adjoining or neighbouring owners tenants and occupiers with or without workmen and others and plant materials and equipment at all reasonable times during the day time and having made prior written appointment (save in the case of emergency) to enter and remain upon the demised premises so far as may be necessary in order to build walls (including party walls) or to stop up any openings in walls dividing the demised premises from other parts of the Estate or any adjoining or contiguous premises or to repair or rebuild any part of the Estate or any adjoining or contiguous premises belonging to the Landlord or to cleanse lay re-lay maintain renew empty or repair any of the sewers drains conduits gutters watercourses pipes cables wires machinery equipment apparatus mains and roads and common parts belonging to the same and for all purposes connected with the Landlords obligations and rights under these presents in circumstances where such works cannot otherwise conveniently be carried out the person exercising such rights causing as little noise dust damage and inconvenience as reasonably practicable and forthwith making good all damage to the demised premises or any chattels thereon occasioned by the exercise of such rights and causing as little interference as is reasonably possible to the Tenant's use of the demised premises during the time that such work is being carried out AND ALSO that in
                                                             --------
case any dispute or controversy shall at any time or times arise between the Tenant and the tenants or occupiers of any adjoining or contiguous premises belonging to the Landlord including any other part of the Estate the same shall from time to time be settled and determined by the Landlord in such manner as it in writing shall direct in that behalf to which determination the Tenant shall from time to time submit and which determination shall be conclusive and binding upon the Tenant save in the case of manifest error

          Prevention of damage by effluent etc. discharge
          -----------------------------------------------
          (35)(a) Not to permit but to take such measures as may be necessary to ensure that any effluent discharged from the demised premises into the drains or sewers which belong to or are used for the demised premises whether or not in common with other premises will not be corrosive or in any way harmful to the said drains or sewers or cause any obstruction or deposit therein and to keep all pipes watercourses gullies and drains belonging to and used exclusively by the demised premises properly flushed cleansed and free from obstruction and if any such obstruction shall occur forthwith upon becoming aware of the obstruction to remove the same and make good any damage caused thereby whether to the structure or the demised premises or otherwise and to indemnify the Landlord against any claims arising from damage caused by such obstruction to adjoining or neighbouring premises or any part of the Estate

          (b) Not to discharge or allow to be discharged from the demised premises any fluid or anything of a poisonous or noxious nature of a kind that will contaminate or pollute the air or water and to indemnify the Landlord against any claim arising from damage caused by such contamination or pollution

          (c) To take at all times throughout the said term all such steps as are necessary and proper to prevent the emanation from the demised premises of noise fumes heat or excessive vibration especially but not only where such emanation is to the detriment of the Landlord or any others owners or occupiers of the Estate or of the adjoining or nearby premises

          Cost of Licences
          ----------------

          (36) To pay the proper and reasonable legal charges and surveyors fees of the Landlord resulting from all applications by the Tenant for any consent of the Landlord required by these presents and also the proper and reasonable legal charges and surveyors fees actually incurred by the Landlord in cases where consent is refused or the application is withdrawn

          Indemnity
          ---------

          (37) When required and on demand to contribute and pay to the Landlord or as it may direct a fair and proper proportion of the cost of repairing maintaining replacing renewing and cleansing all party walls fences sewers drains pipes watercourses roads passages pavements and other easements used in common with the occupiers of any neighbouring or adjoining premises on the Estate

    Landlords Covenants
    -------------------

4.  The Landlord hereby covenants with the Tenant as follows:
    -----------------------------

          Insurance
          ---------

          (1) To keep the demised premises insured in some insurance office of repute against loss or damage by fire explosion flood storm tempest aircraft (and articles dropped therefrom) impact riot civil commotion malicious damage burst pipes and overflowing of cisterns lightning and earthquake (subject to such risks being accepted by Insurers) and such other risks as the Landlord shall in its absolute discretion think fit (such policy to contain a non-invalidation clause subject to the same being accepted by Insurers) to such full reinstatement value (having regard for escalation of costs) as the Landlord's Surveyors may from time to time recommend including cover in respect of Architects Surveyors and other professional fees on reinstatement and three years loss of rent and upon written request to produce details of the policy to the Tenant together with confirmation of payment of the last premium and in the event of the demised premises being destroyed or damaged by any of the insured risks during the said term forthwith (as soon as the necessary labour materials and permits are obtained) to lay out all monies received under or by virtue of any insurance effected thereon (other than monies received in respect of loss of rents) in rebuilding or reinstating the same in a good and substantial manner PROVIDED THAT the Tenant may at any time request the Landlord
                   -------------
to increase the amount of insurance cover to such amount as it thinks appropriate provided that the Landlord shall be under no obligation to do so where the cover is maintained in respect of the demised premises and other premises and to agree would mean increasing the premium payable by the tenants of the other premises and those tenants object

          (2) Subject to payment by the Tenant of the rents herein reserved and provided that the Tenant has complied with all the covenants and obligations on the part of the Tenant to be performed and observed to use its best endeavours to provide such services as are specified in the Fifth Schedule hereto PROVIDED
                                                                       --------
NEVERTHElESS that the Tenant shall have no claim against the Landlord arising
------------
out of or in respect of the failure of the Landlord to provide any of the said services by reason directly or indirectly or circumstances outside the reasonable control of the Landlord and in particular (but without prejudice to the generality of the foregoing) by reason directly or indirectly of any act of God or of third parties or any strike lockout or labour dispute or any shortage of labour fuel water gas electricity or other supplies or of any material or other defect or breakdown arising in or occurring to any part of the service installations or other equipment in the Estate used for or in connection with the furnishing of any service provided the Landlord shall have done all it reasonably could to prevent such an event occurring nor shall the Landlord be responsible for or incur any liability in respect of:

          (a) any damage to any person or property by reason of any defect in the structure (including but not exclusively foundations) of any part of the Estate or by reason of the defective working stoppage or breaking of any machinery power or appliance in connection therewith in circumstances beyond the Landlords control or

          (b) any loss or inconvenience which may be occasioned by any delay or want of supply of water (including heated water) electric current gas or other fuel caused by any service installation or other equipment connected with the supply thereof being defective or out of repair or by the closing down or temporary withdrawal from use of any service installations or boiler or other service equipment for periodic inspection repairs or other necessary purposes in circumstances beyond the Landlord's control

          (c) the act or default of any other tenant or any servant or agent of any other tenant or occupant of the Estate nor for any loss occasioned by theft or negligence of such persons or otherwise

          Quiet Enjoyment
          ---------------

          (3) That the Tenant paying the rents hereby reserved and observing and performing the Tenants covenants hereinbefore contained shall and may peaceably hold and enjoy the demised premises during the said term without any interruption or disturbance from or by the Landlord or any person lawfully claiming through under or in trust for it

5.  PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED that
    ----------------------------------------------------

      Re-entry
      --------
      (1) If the said rents hereby reserved or any part thereof shall at any time be in arrear and unpaid for twenty-one days after the same shall have become due (whether any formal or legal demand therefor shall have been made or not) or if there shall be any breach of any of the covenants conditions or agreements herein contained and on the part of the Tenant to be performed and observed or if the Tenant or other person or persons in whom for the time being the said term shall be vested (being an individual or individuals) or any of them shall become bankrupt or have a receiving order made against him her or them or make any arrangement or composition with or for the benefit of his her or their creditors or suffer any execution to be levied at the demised premises or if the Tenant or any assignee of the Tenant being a company shall enter into liquidation whether compulsory or voluntary (not being merely a voluntary liquidation for the purpose of amalgamation or reconstruction) or suffer any execution to be levied at the demised premises or have a Receiver or Manager appointed then and in such case it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord in that behalf into or upon the demised premises or any part thereof in the name of the whole to re-enter and the demised premises peaceably to hold and enjoy thenceforth as if these presents had not been made without prejudice to any right of action or remedy of either party against the other in respect of any antecedent breach of any covenant or condition herein contained

          Notices
          -------

          (2) Any notice required to be given or served under these presents and not otherwise provided for shall be served or deemed to be served if served in accordance with Section 196 of the Law of Property Act 1925 (as amended)

          Landlords development
          ---------------------

          (3) Subject to the terms of clause 4(3) hereof nothing herein contained or implied shall impose or be deemed to impose any restriction on the use of any land or building not comprised in these presents or to prevent or restrict in any way the development of any land not comprised in these presents and further that nothing herein contained shall by implication of law or otherwise operate or be deemed to confer upon the Tenant any easement right or privilege whatsoever (other than those herein expressly granted) over or against any adjoining or neighbouring property which now does or hereafter within the specified period shall belong to the Landlord which would or might restrict or prejudicially affect the future rebuilding alteration or development of such adjoining or neighbouring property and that the Landlord shall have the right at any time to make such alterations to or to pull down and rebuild or redevelop any such adjoining or neighbouring property as it may deem fit without obtaining any consent from the Tenant PROVIDED ALWAYS that no unreasonable interference or disturbance shall materially affect the Tenant from carrying on its trade and business and as soon as is reasonably practicable making good any damage thereby caused to the demised premises

          Suspension of rent
          ------------------

          (4) In case the demised premises or any part thereof shall at any time be destroyed or so damaged by any of the insured risks as to be unfit for occupation or use then and in any such case (unless the insurance of the demised premises shall have been vitiated by the act neglect default or omission of the Tenant) the rents hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended and cease to be payable from the data of such destruction or damage aforesaid until the demised premises shall again be fit for use and occupation and such proportion in case of disagreement shall be referred to a single arbitrator in accordance with and subject to the provisions of the Arbitration Act 1950 or any statutory modification or re-enactment thereof

          Acceptance of Rent
          ------------------

          (5) Notwithstanding the acceptance of of demand for rent by the Landlord or its agent with knowledge of a breach of any of the covenants on the part of the Tenant herein contained the Landlords right to forfeit these presents on the ground of such breach shall remain in force And the Tenant shall not in any proceedings for forfeiture be entitled to rely upon any such acceptance or demand as aforesaid as a defence

          Statutory Compensation
          ----------------------

          (6) Except where any statutory provision prohibits the Tenants right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Landlord on quitting the demised premises or any part thereof any compensation under the Landlord and Tenant Act 1954 or any statute modifying or re-enacting the same

          Exclusion of any warranty of fitness
          ------------------------------------

          (7) Neither the granting of this Lease nor any provision herein contained shall operate or be construed as warranting that the demised premises are suitable for the purpose or purposes of the Tenant and the use to which the Tenant proposes now or hereafter to put the demised premises or any use to which (whether subject to conditions or not) the Tenant may be at liberty or may be required under the provisions of these presents to put the demised premises is or may be or become legally permitted whether under the provisions of the Planning Acts or otherwise

          IN WITNESS whereof these presents have been entered into the day and
          ----------
year first above written

                              THE FIRST SCHEDULE
                              ------------------

"THE DEMISED PREMISES"
----------------------

ALL THOSE parts of the Estate shown for the purpose of identification only on
---------
the plan annexed hereto and thereon edged red Together with the buildings erected thereon or on some part thereof and known as Unit 8 Solent Industrial Estate Hedge End Southampton including but not exclusively doors windows window frames and glass the whole of any structural and non-structural walls and columns forming part of the demised premises one half in thickness of any structural and/or non-structural wall which forms a party wall or boundary of the demised premises with adjoining premises the screeding the foundations and the floor and the ceilings (if any) and the roof or roofs of the demised premises AND ALSO including all air water electricity gas and other service
         --------
pipes wires ducts and conduits which are within and serve only the demised premises

                              THE SECOND SCHEDULE
                              -------------------

Rights and Privileges
---------------------

(a) the right at all time with or without vehicles for the purpose only of access to and egress from the demised premises in over and along those parts of the common parts shown coloured brown and yellow on the plan annexed hereto as may from time to time be varied at the discretion of the Landlord pursuant to clause 1(4)(e) of this Lease

(b) the right to use and the benefit of all easements and quasi easements and services subsisting at the date hereof or created within the specified period or maintained for the benefit of the demised premises in over under or against any adjoining or adjacent premises of the Landlord to the extent that the same are necessary for the reasonable enjoyment of the demised premises but excluding any rights of light and air which are and to the extent to which the same are specifically excepted and reserved herein

(c) the right to use such part of the general car park or car parking area provided by the Landlord (if any), as may be determined by the Landlords surveyor (subject to contributions of service charge as hereinbefore contained) provided that such space so set aside will not be used otherwise than by the Tenant its servants invitees or agents for the sole purpose of parking motor vehicles in such manner as may be approved by the Landlord's surveyor and that no nuisance shall be occasioned in the use thereof

                                 THE THIRD SCHEDULE
                                 ------------------

Exceptions and reservations
---------------------------

(a) all rights of light air and easements (but without prejudice to those expressly hereinbefore granted to the Tenant) now or hereafter within the specified period belonging to or enjoyed by adjacent or neighbouring land or building from over or against the demised premises

(b) the right to build or rebuild or alter any adjacent or neighbouring land or building of the Landlord (whether or not comprised within the Estate) in any manner whatsoever including where necessary to erect scaffolding or gantries and to let the same for any purpose or otherwise deal therewith notwithstanding that the light or air to the demised premises is in any such case thereby diminished or any other liberty easement right or advantage belonging to the Tenant is thereby diminished or prejudicially affected

(c) the right of support and shelter and all other easements and rights now or hereafter belonging to or enjoyed by all adjacent or neighbouring land or buildings an interest wherein in possession or reversion is at any time during the said term vested in the Landlord

(d) the free passage and running of air gas electricity water and soil telephone and other services through or along the pipes wires channels drains and watercourses already or hereafter within the specified period to be built or placed in through over or under the demised premises to and from all other parts of the Estate and the right to lay and connect up to the same

(e) the right in cases of emergency only to use the emergency or escape routes now or hereafter enjoyed or required over or through the demised premises

                              THE FOURTH SCHEDULE
                              -------------------

Provision as to Service Charge
------------------------------

1. The service charge contribution payable by the Tenant shall be calculated by reference to the proportion which the gross area (by external admeasurement) of the buildings from time to time on the demised premises bear to the aggregate gross area (similarly measured) of the other buildings from time to time on the Estate and shall be a fair and reasonable proportion (to be certified by the Landlords Surveyor whose decision shall be final and binding save in the case of manifest error) of the costs and expenses in respect of the Landlords annual expenditure which shall be the aggregate of:

(a) the actual cost to the Landlord of the provision by it of the services mentioned in the Fifth Schedule hereto during the relevant year (due allowance being made where any expenditure is met out of the reserve hereinafter mentioned) and

(b) a sum being the annual depreciation over a fair and proper period (to be determined by the Landlord) of all the capital plant and equipment used in or for the provision of such services

PROVIDED THAT the Landlord may in its discretion include in the Landlords annual
-------------
expenditure in any year a sum by way of reasonable reserve against anticipated future expenditure on the said services

2. The Tenant shall pay to the Landlord on account of the annual service charge on each quarter day in advance such a sum as shall in the reasonable discretion of the Landlord be one equal fourth part of the anticipated annual service charge for the current year such sum to be calculated having regard to the actual service charge payable for the previous financial year

3. At the end of each year the Landlord shall as soon as practicable cause an account to be prepared by the Landlord's auditors of the Landlords annual expenditure for that year and send a copy thereof to the Tenant together with a statement showing the annual service charge payable by the Tenant and the amount paid on account by the Tenant in such year Any difference due from the Tenant shall be paid to the Landlord within twenty-one days of the receipt of such statement and any balance due to the Tenant shall be allowed against the next payment on account of service charge due from it

4. For the purposes of this Schedule "year" shall mean the period from First January to the next ensuing Thirty First December or such other commencement and expiration date as the Landlord may declare in writing and insofar as the annual service charge has to be calculated for any period other than a year or a payment on account for any period other than a quarter the same shall be calculated by apportionment on a daily basis

5. The Landlords certificate as to the amount of the Landlords annual expenditure in any year shall be final and conclusive as between the Landlord and the Tenant save in the case of manifest error and the Landlord shall make available to the Tenant all vouchers and receipts detailing the expenditure incurred by the Landlord

6. The Landlord will hold in trust for the benefit of all the tenants for the time being of the Landlord's Estate all monies held by way of reserve and the Landlord hereby covenants with the Tenant that upon the sale or other transfer of the reversion immediately expectant upon the term hereby created that it will cause the Purchaser or transferee to become trustee of such reserve on behalf of the tenants as aforesaid

                               THE FIFTH SCHEDULE
                               ------------------

The services to be provided by the Landlord
-------------------------------------------

(1) The maintenance amendment repair renewal replacement rebuilding cleansing decorating and otherwise the keeping in good and substantial repair and condition and the lighting of:

          (a)  the common parts and

          (b) the boundary walls fences and gates of and in the curtilage of the Estate and any notice or other boards erected for the benefit of the occupiers of the Estate

PROVIDED THAT the Landlord shall not be liable to the Tenant for any defects or
-------------
want of repair unless the Landlord or its agents have had notice in writing thereof and otherwise subject to the other provisions of those presents

(2) The operation amendment repair removal replacement rebuilding cleansing and maintenance in good working order and repair of the equipment apparatus and appliances (if any) in the common parts including (where applicable but without prejudice to the generality of the foregoing) the watercourses the soakways channels pipes drains sewers cables wires pumps meters ducts and other conducting media the water systems and tanks the reservoirs the sanitary appliances the electrical installation and lamps and light fittings on the Estate and the hose reels and other fire fighting appliances which the Landlord is required to provide by statute and all other things provided for the benefit of the Estate and for which no lessee or occupier of the Estate is exclusively liable

(3) (a) grassing and tending and keeping tidy and planting with such flora trees and shrubs as the Landlord shall deem at its absolute discretion to be appropriate or such areas as the Landlord may deem at its absolute discretion desirable

     (b) maintaining renewing replacing repairing and keeping in good order and condition all installations appurtenances appointments fixtures fittings bins receptacles tools appliances materials and other things which the Landlord may deem desirable or necessary for the maintenance upkeep or cleanliness of the Estate and the supply of services to the Estate

     (c) employing such solicitors and other professionals and agents managers contractors staff and workmen as the Landlord may at its absolute discretion deem desirable or necessary to enable or assist it to provide the said services or any of them and for the general conduct management and security of the Estate and all parts thereof and to pay all incidental fees and other expenditure in relation to such employment (including but without limiting the generality of such provision the payment of the statutory and such other insurance health pension welfare and other payments contributions and premiums as the Landlord may at its absolute discretion deem desirable or necessary and the provision of uniforms working clothes and other equipment for the proper performance of their duties)

          (d) paying all rates taxes charges assessments impositions and other outgoings (including but not exclusively charges (if any) for the supply of water gas electricity or any other form of supply of energy utilities or services) payable by the Landlord in respect of the common parts except insofar as the Tenant or any other occupier of the Estate may be liable for the same under the terms of this or their lease or occupation

          (e) keeping the common parts insured upon similar terms (including the Landlords covenant to reinstate) as those set forth in clause 4(l) of this Lease

          (f) taking all steps deemed desirable or expedient by the Landlord for complying with making representations against or otherwise contesting the incidence of the provisions of any legislation or orders or statutory requirements thereunder concerning town planning public health highways streets drainage or other matters relating to the Estate for which the Tenant is not directly liable hereunder

          (g) enforcing or attempting to enforce against (a) any other tenant of the Estate the observance of any covenant in that tenant's lease the non-observance of which is or may be detrimental to the Tenant and (b) any owner or occupier of adjoining or neighbouring premises the payment of any contribution towards anything used in common with the Estate

          (h) paying a contribution towards the expense of repairing renewing and maintaining and cleansing all ways roads pavements sewers drains pipes watercourses party walls party structures party fences walls or other conveniences which may belong to or be used by the occupiers of the Estate in common and in common with other premises near or adjoining thereto

          (i) executing any works as are or at any time during the said term shall under or by virtue of any enactment for the time being in force or by any local or other competent Authority be directed or required to be done or executed in respect of the Estate and for which none of the occupiers of the Estate are liable

          (j) providing any service for the benefit of the Estate as a whole including but not exclusively at the Landlords discretion a general estate board indicating the names of the occupiers of the Estate

PROVIDED ALWAYS that the Landlord may from time to time withhold add to extend
---------------
vary or make any alterations in the rendering of the said services or any of them as the Landlord deems desirable so to do in the interests of good estate management

(4) in the event only of the Landlord not appointing managing agents the reasonable cost in respect of the general supervision and management of the Estate by the Landlord (but not including any payment in respect of the collection of rent)

(5) the costs and expenses of supplying the account and vouchers and receipts mentioned in the Fourth Schedule hereto

(6) the supply of copies of regulations made by the Landlord under the foregoing provision hereof and copies of all amendments or additions made from time to time thereto

                               THE SIXTH SCHEDULE
                               ------------------

                                     PART I
                                     ------

IN this Schedule the following expressions shall have the meanings respectively
--
assigned to them unless the context otherwise requires:

(1)  "the Initial Rent" the sum of (Pounds)19000.00 per annum (and so
     ------------------
     proportionately for any part of a year) payable in respect of the period expiring on the Review Date first occurring during the said term

(2)  "the Reserved Rent" the yearly rent from time to time payable being the
     -------------------
     Initial Rent for the period expiring on the Review Date first occurring during the said term and thereafter as reviewed in accordance with the provisions of this Schedule

(3)  "Review Date" the date of expiration of the fifth year of the said term and
     -------------
     the date of expiration of each successive period of five years thereafter during the said term (but subject to the provisions of Paragraph (9) of Part II of this Schedule)

(4)  "Review period" the period between a Review Date and the next succeeding
     ---------------
     Review Date and the expression "Relevant Review Period" shall be construed accordingly

(5)  "Open Market Rent" the yearly rent at which the demised premises might
     ------------------
     reasonably be expected to be let at the Relevant Review Date or other date upon which such assessment falls to be made by a willing Landlord to a willing tenant in the open market with vacant possession and without fine or premium for a term equal to the residue of the term hereby granted or for a term equal to ten years whichever is the greater assuming

(i) that the buildings comprised in the demised premises remain in existence and that the covenants and conditions on the part of the Tenant and the Landlord contained in these presents have been duly observed and performed and

          (ii) by a Lease containing the same terms and provisions in all respects as these presents (including the provisions for review of rent but excluding the amount of the Reserved Rent) there being disregarded

          (a) any effect on rent of the fact that the Tenant or any undertenant or their respective predecessors in title have been in occupation of the demised premises and

          (b) any goodwill attached to the demised premises by reason of the carrying on thereat of the business of the Tenant or any undertenant or their respective predecessors in title and

          (c) any increase in rental value of the demised premises attributable to the existence at the Review Date of any improvement to the demised premises or any part thereof carried out with consent where required otherwise than in pursuance of an obligation to the Landlord or its predecessors in title by the Tenant any undertenant or their respective predecessors in title during the said term and

          (d) any effect on rent of the Rent Restrictions or any law for the time being in force which imposes restraint upon increase in the rent payable in respect of the demised premises or recovery of such increases

          (6) "Rent Restrictions" restrictions imposed by any Statute for the
              -------------------
time being in force and any regulations or orders made thereunder which operate to impose any limitation whether in time or amount on the review of the Reserved Rent and/or the collection of any increase in the Reserved Rent or any part thereof

                                 PART II
                                 -------

(1) The Reserved Rent shall be reviewed as at and (if appropriate) increased as from each Review Date during the said term as hereinafter provided and the amount of the Reserved Rent payable for each Review Period shall be the Reserved Rent at the yearly rate which was payable in accordance with the provisions of these presents immediately preceding the Relevant Review Date increased by the amount (if any) by which the Open Market Rent as at such Review Date exceeds the Reserved Rent at the aforesaid yearly rate

(2) The Landlord and the Tenant shall endeavour to agree the Open Market Rent at each Relevant Review Date and any such agreement shall be in writing signed by or on behalf of the Landlord and the Tenant

(3) If the Open Market Rent shall not have been agreed between the Landlord and the Tenant one month before the Relevant Review Date for whatever reason and the Landlord shall not have previously given to the Tenant notice in writing that there will be no increase in the Reserved Rent for the Relevant Review Period either the Landlord or the Tenant may at any time (whether before or after the Review Date) subject to giving prior notice in writing to the other of not less than seven days duration require the Open Market Rent to be determined by a single arbitrator who shall be an Independent Chartered Surveyor to be jointly appointed by agreement between the Landlord and the Tenant Provided that such arbitrator must have substantial experience of the area and of properties of a similar nature to the demised premises and of the matters in dispute

(4) In default of agreement between the Landlord and the Tenant on the joint appointment of an arbitrator such arbitrator whose appointment shall be subject to the proviso to Paragraph (3) of this Part of this Schedule shall be appointed by the President (or other the Chief Officer or acting Chief Officer) for the time being of the Royal Institution of Chartered Surveyors on the written application of the Landlord or the Tenant who shall be at liberty to make such application at any time after giving the notice last referred to in accordance with Paragraph (3) of this part of this Schedule

(5) The arbitration shall be conducted in accordance with the Arbitration Act 1950 and the determination shall be final and binding upon the parties and shall be notified in writing to the Landlord and the Tenant

(6) If such arbitrator does not give notice of his determination within a period of two months of his appointment or within such extended period as the Landlord and the Tenant shall jointly agree or in manner aforesaid or if for any reason it becomes apparent that he will be unable to complete his duties under these presents the Landlord and the Tenant may agree upon or either of them may apply for the appointment of a new arbitrator in his place (which procedure may be repeated as many times as may be necessary) and the provisions of this Part of this Schedule will operate in relation to that agreement or application as in relation to any earlier agreement or application

(7) The arbitrator's fees or charges shall be borne by the Landlord and the Tenant in such proportions as the arbitrator shall determine

(8) If the amount of the Open Market Rent has not been ascertained by the Review Date in accordance with the provisions hereof the Tenant shall pay to the Landlord for any interval between the Review Date and the date when the Open Market Rent has been ascertained as aforesaid the Reserved Rent at the yearly rate payable immediately preceding such the Review Date and upon the amount of the Reserved Rent payable from the Review Date being ascertained any additional amount payable for the period commencing on the Review Date and ending on the quarter day immediately following such ascertainment shall be forthwith paid by the Tenant to the Landlord together with interest thereon at the base rate from time to time of Barclays Bank P.l.c. for the period from the Review Date to the date of actual payment such interest to be recoverable as if it were part of the Reserved Rent

(9) On each and every occasion during the said term that the Rent Restrictions shall prevent or prohibit either wholly or partially:

          (1) the operation of the above provisions for review of the Reserved Rent and/or

          (2) the collection of the Reserved Rent or any instalment or part thereof by the Landlord or the retention thereof at any time after collection then and in any such case:

          (3) any Review Date shall be postponed to take effect on the first date or dates thereafter upon which such review may occur and if there shall be a partial relaxation of the Rent Restrictions there shall be a further review of the Reserved Rent on the first date thereafter as aforesaid notwithstanding that the Reserved Rent may have been increased in part on or since the Review Date and/or

          (4) the collection of any increase in the Reserved Rent shall be postponed to take effect on the first date thereafter that such increase may be collected and/or retained in whole or part and on as many occasions as shall be required to ensure the collection of the whole increase

AND until the Rent Restrictions shall be relaxed either partially or wholly the
---
Reserved Rent shall be the maximum sum from time to time permitted by the Rent Restrictions

          (10) On each occasion that the Reserved Rent is reviewed pursuant to the provisions of this Part of this Schedule the Landlord and the Tenant shall cause a memorandum of the amount thereof payable for the Relevant Review Period to be prepared and a counterpart thereof and for such memorandum to be signed respectively by or on behalf of the Landlord and Tenant

          (11) The Reserved Rent payable for any Review Period shall not be less than the amount of the Reserved Rent payable for the period immediately preceding the commencement of such Review Period



THE COMMON SEAL of MARWELL    )
---------------    -------    )
PROPERTY INVESTMENTS LIMITED  )
----------------------------  )
was hereunto affixed on the   )
presence of:                  )


                                 Director
                                 --------



                                 Secretary    C. Matthews
                                 ---------

                            Dated 21st October, 1988


                      MARWELL PROPERTY INVESTMENTS LIMITED

                                      and

                             COOPERVISION HOLDINGS


--------------------------------------------------------------------------------

                                   L E A S E
                                  relating to
                          Unit 9 The Solent Industrial
                                Estate Hodge End
                                  Southampton

--------------------------------------------------------------------------------


                             DAVIES ARNOLD & COOPER
                               12 Bridewell Place
                                     London
                                    EC4V 6AD

                               Tel:  01-353 6555

                            Ref: 25/026/FA21/12/9/8

          THIS LEASE is made the 21st day of October One thousand nine hundred
and eighty-eight B E T W E E N   (1) MARWELL PROPERTY INVESTMENTS LIMITED who
registered office is at 437A Midsummer Boulevard Saxon Gate West Central Milton Keynes (hereinafter called "the Landlord") and (2) COOPERVISION HOLDINGS whose registered office is at Permalens House _____ Road Hedge End Southampton (hereinafter called "the Tenant").

         WITNESSETH as follows:
         ----------

     1.  Interpretation.  In this Lease and in the Schedules hereto:
         --------------

          (1) Words imparting one gender shall include all other genders and words imparting the singular shall include the plural and vice versa

          (2) The headings to the clauses hereof and Schedules hereto shall be deemed not to form any part hereof and shall not affect the interpretation hereof in any way

          (3) Where the Tenant consists of two or more persons all covenants and agreements by and with the Tenant shall be construed as covenants and agreements by and with such persons jointly and severally

          (4) Where the context so requires or admits the following words and expressions shall have the following meanings: (a) "the Landlord" shall include the estate owner or owners for the time being of the reversion immediately expectant on the term hereby granted and shall also include all superior landlords

          (b) "the Tenant" shall include the Tenant's successors in title

          (c) "the demised premises" shall mean the premises described in the First Schedule hereto together with all additions and improvements at any time and from time to time made thereto and all fixtures and fittings installed by the Landlord of every kind which shall from time to time be in or upon the said promises (whether originally affixed or fastened to or upon the same or otherwise) except tenants and trade fixtures

          (d) "the Estate" shall mean the industrial complex situated at Hedge End Southampton known as The Solent Industrial Estate shown on the plan annexed hereto and thereon edged in blue or such other larger or smaller area as the Landlord say in its discretion from time to time Stipulate

          (e) "the common parts" shall mean all those parts of the Estate shown coloured yellow and brown on the plan annexed hereto and also those parts (if any) of the Estate which are not included or intended to be included in any lease granted or to be granted by the Landlord the Landlord reserving to itself the right from time to time when necessary in the interests of good estate management of amending or varying the general layout of the Estate and/or the common parts but not the demised premises Provided Always that such amendments or variations shall cause as little applicable from time to time during any period during which any payment of interest accrues due under these presents

          (5) These presents shall unless the context otherwise requires be construed on the basis that:

          (a) any reference to any Act or any section of any Act shall be deemed to include any amendment modification or re-enactment thereof and any statutory instrument bye-law rule directive order or regulation made thereunder for the time being in force

          (b) any covenant by the Tenant not to do any act or thing shall be deemed to include a covenant not to suffer or permit the doing of that act or thing

          (c) covenants and obligations made or assumed by any party shall be binding and enforceable against his personal representatives

     2. IN consideration of the rents covenants and conditions hereinafter reserved and contained and on the part of the Tenant to be paid performed and observed the Landlord HEREBY DEMISES unto the Tenant ALL THAT the premises
                      --------------                 --------
described in the First Schedule hereto TOGETHER WITH (in common with the
                                       -------------
Landlord and all other persons entitled thereto and subject to the exceptions reservations and provisions hereinafter contained) the rights and privileges set out in the Second Schedule hereto EXCEPT AND RESERVING unto the
                                  --------------------

Landlord and its lessees tenants agents servants licensees and other persons claiming through or under the Landlord and all other persons who now have or may hereafter be entitled to or are granted by the Landlord a similar right or rights the easements rights and privileges specified in the Third Schedule hereto TO HOLD the same unto the Tenant subject to any rights of statutory or
       -------
other undertakings in respect of services to the Estate and the demised premises now existing or to be created within the specified period for a term of Twenty Years from the 25th day of March 1988 hereof PAYING therefor throughout the said
                                             ------
term and so in proportion for any less time than a year FIRST the yearly rent of
                                                        -----
EIGHTEEN THOUSAND AND EIGHT HUNDRED POUNDS ((Pounds)18,800.00) by four equal
------------------------------------------
quarterly payments in advance on the usual quarter days in every year without deduction whatsoever the first of such quarterly payments hereof for the period of the 25th day of March 1988 until the 24th day of June 1988 shall be paid on the signing hereof AND SECONDLY by way of further rent an amount equal to that
                   ------------
incurred by the Landlord from time to time in complying with the covenant in clause 4(l) hereof for the insurance of the demised premises such rent to be paid an demand AND THIRDLY by way of further rent a contribution payable in
               -----------
accordance with the provisions of the Fourth Schedule hereto in respect of the service charge mentioned in the said Fourth Schedule (together with any Value Added Tax due and payable thereon) the first payment of rents under this Lease being made an the execution hereof PROVIDED ALWAYS that in the
                                   ---------------
event of the said rents or any part thereof being in arrear for move than 14 days whether in the case of the rent first hereinbefore reserved lawfully demanded or not the Tenant shall pay interest calculated on a daily basis with quarterly rests at the Prescribed Rate on the amount in arrear from the day on which it became payable until the day payment is made and to be payable to the Landlord on demand without prejudice to any other rights the Landlord may enjoy and the aggregate amount for the time being so payable shall at the option of the Landlord be recoverable by action or as rent in arrear

     3.  Tenants covenants.  THE Tenant HEREBY COVENANTS with the Landlord as
         -----------------              ----------------
follows:

          (1) To pay rent.  To pay the rents hereby reserved and any interest on
              -----------
arrears of rent as hereinbefore provided on the days and in manner aforesaid without any deduction whatsoever

          (2) Taxes.  To bear pay and discharge all existing and future rates
              -----
taxes levies assessments duties outgoings charges and impositions whatsoever (whether imposed by statute or otherwise and whether of a national or local character) now or at any time or times during the said term assessed imposed or charged upon or payable in respect of the demised premises or any part or parts thereof and whether payable by the Landlord or Tenant or by the owner or occupier thereof save for any tax assessable an the Landlord in respect of the rents payable hereunder or in respect of any dealing with the reversion either mediately or immediately expectant on the term hereof

          (3) V.A.T.  To pay to the Landlord or (as the case may be) to its
              ------
solicitors surveyors or other agents to whom any payment is due under the covenants agreements and provisions herein contained or implied which is a payment whereon Value Added Tax or other similar fiscal charge is chargeable if the Landlord is not eligible to treat as an input credit the amount of Value Added Tax or other similar fiscal charge chargeable in respect of the payment at the rate applicable to that payment

          (4) Gas electricity and water charges.  To pay for all gas and
              ---------------------------------
electricity and water consumed on or by the demised premises and all telephone charges and to observe and perform at the Tenants expense all present and future regulations and requirements of the gas and electricity and water supply authorities and the Post Office concerning the demised premises and to keep the Landlord indemnified in respect thereof and to reimburse to the Landlord a properly apportioned part (to be determined by the Landlord in case the same is not separately metered or gauged) of all sum paid by the Landlord from time to time to the electricity gas or water supply authorities or to the Post Office in respect of any consumption or supply of electricity gas or water or telephone or in respect of any connection to or alteration or repair of the wiring or piping or other machinery or equipment in or about the Estate used for electricity or water supply or gas or telephone which benefits the demised premises or any part thereof

          (5) Repair.  At all times during the said term t keep and maintain the
              ------
whole of the demised premises in good and substantial order repair and condition and in whole or in part rebuild or renew the same as necessary (except damage by the insured risks provided such policy or policies shall not have become vitiated or payment of the policy monies refused in whole or in part in consequence of some act neglect or default of the Tenant or of any sub-tenant or any other party under the control of the Tenant) PROVIDED THAT nothing contained
                                                 -------------
in this sub-clause shall require the Tenant to put or keep the demised premises in any better state of repair or condition than the same are in at the date hereof

          (6) Decoration.  Without prejudice to the generality of the next
              ----------
preceding sub-clause in every fifth year of the said term and also in the year preceding the determination of the said term to paint in a proper and workmanlike manner all the inside wood iron and other parts heretofore or usually painted of the demised premises with a sufficient number of coats of good quality paint and also with every such internal painting to clean wash stop whiten distemper and otherwise decorate and treat in a proper and workmanlike manner all such internal parts of the demised premises that have been so treated and also in every third year of the said term and in the year preceding the determination of the said term

(unless the last exterior painting was done within twelve months of the date of such determination) to paint in a proper and workmanlike manner all the external parts heretofore or usually painted and all additions thereto with a sufficient number of coats of good quality paint and so that in the year preceding the determination of the said term the tints or colours on each occasion to be approved in writing by the Landlord (such approval not to be unreasonably withheld) and french polish or otherwise treat in a load and workmanlike manner using good quality materials all exterior parts of the demised premises as are usually or heretofore french polished or otherwise treated AND to wash down all tiles cladding glazed bricks or polished stone or similar washable surfaces and repoint all brickwork as and when required and to keep the windows of the demised premises properly cleaned inside and outside and to keep any part of the demigod premises not covered by buildings in a nest and tidy condition and free from weeds

          (7) Yield Up.  At the determination of the said term quietly to yield
              --------
up to the Landlord the demised premises duly painted repaired cleaned maintained amended and kept in accordance with the covenants in that behalf herein contained provided however that the Tenant may prior to the date of such expiration or determination remove all tenants or trade fixtures making good nevertheless at the expense of the Tenant and to the reasonable satisfaction of the Landlord any damage to the demised premises caused by such removal and shall remove all the Tenants furniture fittings papers and refuse and so that the Landlord may treat as abandoned by the Tenant and may arrange for the removal and destruction of any such fixtures and other items not removed by the Tenant at the expiration or determination and the cost of such removal and destruction shall be paid by the Tenant to the Landlord on demand

          (8) Fire Fighting Equipment.  To keep the demised premises
              -----------------------
sufficiently supplied and equipped with fire fighting and extinguishing apparatus and appliances which shall be open to the inspection and maintained to the reasonable satisfaction of the Landlord and to the satisfaction of the local fire authority and of insurers and also not to obstruct the access to or means of working of such apparatus and appliances

          (9) Entry for Repairs.  To permit the Landlord and any person
              -----------------
authorized by it upon at least 48 hours prior written notice (except in emergency) to enter upon the demised premises at all reasonable hours during the daytime to view the state and condition and user of the same and the landlord's fixtures and fittings therein and of all defects decays and wants of reparation there found for which the Tenant shall be responsible hereunder to give notice in writing to the Tenant and within two months next after every such notice as aforesaid (or immediately in case of need) to commence to repair well and substantially and make good all such defects decays and wants of reparation to the demised premises and the fixtures, and fittings therein for which the Tenant is liable hereunder PROVIDED ALWAYS that if the Tenant shall make default in the execution of the
---------------
repairs and works referred to in such notice it shall be lawful for the Landlord and any persons authorized by the Landlord (but without prejudice to the right of re-entry hereinafter contained) to enter upon the demised premises and execute such repairs and works and the cost thereof (including any surveyors or other fees incurred and whether or not such repairs and works are executed by the Landlord) shall be repaid by the Tenant to the Landlord on demand together with interest on the expenses incurred by the Landlord under the above proviso in accordance with the terms of the proviso to clause 2 of this Lease relating to late payments of rents

          (10) Taking inventories.  To permit the Landlord and any person
               ------------------
authorized by the Landlord to enter upon the demised premises at all reasonable hours during the daytime by prior written appointment to take schedules or inventories of landlord's fixtures and fittings and things to be yielded up at the determination of the said term

          (11) Acts of Parliament.  To observe and comply with the provisions
               ------------------
and requirements of every enactment (which expression in this Lease includes as well every Act of Parliament already or hereafter to be passed as every order regulation and bye-law already or hereafter to be made under or in pursuance of any such Act and without prejudice to the generality of the foregoing specifically includes the Factories Acts the Offices Shops and Railway Premises Act 1963 the Health and Safety at Work etc Act 1974 and every order and regulation made or to be made thereunder) so far as they relate to or affect the demised premises and maintain all arrangements which by or under any enactment or bye-law are or may be required at any time during the said term to be executed provided or maintained whether by tho Landlord or the Tenant and to indemnify the Landlord at all times against all costs charges and expenses of or incidental to the execution of any works or the provision of maintenance of any arrangements so required as aforesaid and not at any time during the said term to do or omit or suffer to be done or omitted in or about the demised premises any act or thing by reason of which the Landlord may under any enactment incur or have imposed upon it or become liable to pay any penalty damages compensation costs charges or expenses

     (12) Planning Acts.
          -------------
          (i) To comply in all respects during the currency of this Lease with the provisions and requirements of the Planning Acts and all licences consents permissions and conditions (if any) granted or imposed thereunder or under any enactment repealed thereby so far as the same respectively relate to or affect the demised premises or any parts thereof or any operations works acts or things already or hereafter to be carried out executed done or omitted thereon or the use thereof for any purpose and to pay any development charge or other charge imposed in respect of any such matter arising from any act commission or omission whatsoever of the Tenant or any party under the control of or on behalf of the Tenant and indemnify the Landlord against all proceedings expenses claims and demands in respect of any contravention by the Tenant of any provision of the Planning Acts

          (ii) Not to do on or in relation to the demised promises anything by reason of which the Landlord may under any enactment whatever become liable to pay any penalty damages costs compensation charge levy tax or other monies and in any event

Subject only to any statutory requirement to the contrary to pay and satisfy any charge levy tax or other monies which may now or hereafter be imposed whether an the Landlord or the Tenant under any such enactment in respect of any development or alteration or any change or continuation of use or other like matter relating to the demised premises by the Tenant or any Sub-tenant or occupier of the demised premises which shall occur during the said term

       (13) Copies of Notices.  Within seven days of the receipt by the Tenant
            -----------------
of the same to supply a copy to the Landlord of any notice or order or proposal for a notice or order or licence consent permission or direction given or made under any enactment and any regulations orders and instruments made thereunder and relating to the demised premises and to permit the Landlord and all persons authorized by it at all reasonable times during the daytime upon at least 48 hours prior written notice to enter upon the demised premises to inspect the same for any purpose in connection with any such notice order proposal licence consent permission or direction

          (14) Join with Landlord in making Appeals etc.  At the request and
               -----------------------------------------
cost of the Landlord to make or join with the Landlord in making any objection representation or appeal in respect of any such notice order proposal or direction as aforesaid or any refusal of or condition imposed under any such licence consent or permission as aforesaid save where to do so would be prejudicial to the Tenant's enjoyment of the demised premises

          (15) No application for Planning Permission.  Not to make or suffer to
               --------------------------------------
be made without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) any application for consent or permission to carry out or commence any development (within the meaning of the Planning Acts) on or by reference to the demised premises

          (16) Complete Developments within Term.  Unless the Landlord shall
               ---------------------------------
otherwise direct to carry out before the determination of the said term any works (the carrying out of which is otherwise permitted hereunder) required to be carried out in or on the demised premises by a date subsequent to such determination as a condition of any planning permission which may have been granted to and implemented by the Tenant during the said term

          (17) Compensation.  If the Tenant shall receive any compensation
               ------------
because of any restriction placed upon the user of the demised premises or any part thereof under or by virtue of the Planning Acts then if and when its interest hereunder shall be determined under the power of re-entry herein contained or otherwise forthwith to make such provision as is just and equitable for the Landlord to receive its due benefit from such compensation unless the compensation authority shall otherwise order

          (18) To afford the Landlord during the six months preceding the determination of the said term all reasonable facilities for the purpose of letting the demised premises or at any time on prior reasonable written notice during the said term of selling valuing or charging the same including access to the demised premises by the Landlord or by prospective tenants or purchasers or others having written authority from the Landlord PROVIDED THAT no inconvenience
                                                  -------------
or disruption is caused to the Tenant

          (19)       Assignment and underletting
                     ---------------------------

          (a) Save as hereinafter expressly provided not to agree to nor assign transfer underlet or part with or share the possession or occupation of nor grant any occupational licence in respect of the whole of the demised premises or any part or parts thereof nor to charge any part or parts thereof

          (b) Not to assign the demised premises (here meaning the whole thereof) without the previous consent in writing of the Landlord which consent shall not be unreasonably withhold or delayed in the case of a respectable and responsible Assignee of satisfactory financial standing subject to such Assignee if the Landlord so requires first entering into a direct covenant with the Landlord to observe and perform the covenants on the part of the Tenant herein contained during the residue of the said term and to pay the rents hereby reserved and not further to assign or underlet or part with or share the possession or occupation of the demised premises or any part thereof except on the said terms are herein contained and also subject if the Landlord shall so require in the case of any Assignee who shall be a corporate body without a quotation on a recognized stock exchange and in the absence of any other acceptable security to not less than two Guarantors (of a financial status acceptable to the Landlord) first to enter into a direct covenant with the Landlord for guaranteeing the observance and performance of the covenants on the part of the Tenant herein contained and secondly to covenant with the Landlord that in the event of the Tenant during the said term becoming bankrupt or entering into liquidation and the trustee in such bankruptcy or the liquidator as the case may be disclaiming these presents the Guarantor shall accept from the Landlord a new lease of the demised premises for a term equal in duration to the residue remaining unexpired of the said term at the data of disclaimer such lease to contain the same term in all respects (including the proviso for re-entry) as are contained in these presents

          (c) Not without the Landlords prior written consent (not to be unreasonably withhold or delayed) to underlet the whole of the demised premises except on the same terms than those therein contained at a rent not less than that payable hereunder at the date of such Underlease (all computations premiums and fines being hereby expressly prohibited) which shall be subject to review at such intervals as shall be normal in the market for similar property at the time of the grant thereof (but in any event at least as often as required by these presents and simultaneous therewith) PROVIDED ALWAYS that the Tenant shall not
                                     ---------------
be entitled (and is hereby expressly prohibited therefrom) to sub-let other than for occupation

          (d) Any underlease granted under this sub-clause shall contain

          (i) An unqualified covenant on the part of the Underlessee not to assign transfer or underlet or part with possession or occupation of part or parts only of the demised premises

          (ii) A covenant on the part of the Underlessee that the Underlessee will not assign or underlet the whole of the demised premises without obtaining the previous written consent of Marwell Property Investments Limited or other the Landlord under these presents (such consent not to be unreasonably withhold) and of the Tenant under these presents and to provide in such Underlease that any sub-underleases granted out of such Underlease whether immediate or mediate shall contain similar provisions to those contained in this sub-clause (19)

          (e) Notwithstanding the foregoing provisions of this sub-clause the Tenant may share possession or occupation of part of the demised premises (as distinct from the whole) with or in favour of any subsidiary or associated company for so long as such relationship subsists and provided that no relationship of landlord and tenant is thereby created

          (f) Within one month of every permitted assignment transfer underlease (whether mediate immediate or derivative) parting with possession or occupation of these presents or of the demised premises to give notice thereof in writing with particulars thereof to the Landlord's Solicitors and produce to then a certified copy of such instrument (free of expense to the Landlord) for retention by the Landlord and to pay to them a reasonable registration fee of fifteen pounds ((Pounds)15.00) in respect of each instrument

          (g) Upon every application for consent required by this sub-clause
(19) to disclose to the Landlord such information as to the terms proposed by the Tenant as the Landlord may reasonably require and whenever required by the Landlord to provide in writing full details of the actual occupation of the demised premises

          (20) To indemnify and keep indemnified the Landlord from liability in respect of any injury to or the death of any person damage to any property (real and personal) the infringement disturbance or destruction of any right easement or privilege or otherwise by reason of or arising directly or indirectly out of the repair state of repair condition or any alteration to or to the use herein permitted of the demised premises by the Tenant and from all proceedings costs claims and demands of whatsoever nature in respect of any such liability or alleged liability

          (21) To pay to the Landlord all reasonable costs charges and expenses (including legal costs and fees payable to a Surveyor) which may be reasonably incurred by the Landlord in or in contemplation of or incidental to any proceedings under Sections 146 and 147 of the Law of Property Act 1925 and preparation and service of any notice in respect thereof notwithstanding forfeiture for any breach by the Tenant shall be avoided otherwise than by relief granted by the Court or for the purpose of or in reasonable contemplation of or incidental to the preparation and service or justifiable schedules of dilapidations or notice under the foregoing provisions of this Sub-clause during the said term or within three months after the determination thereof

          (22)       User.
                     ----
          (a) To use and occupy the demised premises for the purpose only of uses within the moaning of Class B1 of The Town &

Country Planning (Use Classes) Order 1987 or for such other use for which the Landlord may give previous consent in writing (such consent not to be unreasonably withhold) and for which the consent of the Planning Authority for the time being shall have been obtained

          (b) Not to use or allow the demised premises or any part thereof to be used for residential or sleeping purposes

          (c) Not to use any other part of the Estate than the demised premises for the parking of motor or other vehicles

          (d) Not to load or unload or pack or stack upon any of the common parts except those parts (if any) designated for that purpose

          (23) Alterations.  Not at any time during the said term to damage
               -----------
interfere with or make any addition to or alteration in the demised premises or any party wall or any service conduit apparatus or installation therein but nothing herein contained shall prevent the Tenant with the prior written consent of the Landlord (which shall not be unreasonably withhold or delayed) from making internal non-structural alterations and it may without such consent erect or remove from time to time demountable partitioning PROVIDED ALWAYS that at the
                                                     ---------------
determination of the said term the Tenant shall at the request of the Landlord dismantle and remove all non-structural internal alterations and demountable partitioning then in the demised premises and reinstate the demised premises and make good forthwith any damage caused

          (24) Advertisements.  Not to exhibit affix to or display or permit or
               --------------
suffer to be exhibited affixed to or displayed on or from the exterior of the dmisod premises or an tho external walls rails or fences thereof any sign signboard fascia placard lettering notice price label blind flag pennant sky-sign or any advertisement of any kind whatsoever except such as shall have been previously approved in writing by the Landlord such approval not to be unreasonably withhold or delayed in the case of the usual trade signs of the Tenant and in the event of any such approval being given to observe the terms thereof and at the determination of the said term to remove every such thing so approved and forthwith make good the demised premises Provided Always that the Tenant shall have the right in common with others to place its name upon any general estate board erected for the purpose subject to the same being previously approved by the Landlord

          (25) Floor loading.  Not to knowingly place or suspend any object of
               -------------
excessive weight on or from the floors ceilings roofs or walls or structure of the damaged promises nor without the Landlord's previous written consent not to be unreasonably withheld or delayed to set up or permit to be set upon on any part of the demised promises any steam gas or electric or other boiler engine machine or mechanical contrivance other than the Tenant's usual business machinery

          (26)  Not to prejudice insurance.
                --------------------------

          (a) Not to do in or on the demised premises or the Estate anything whereby the insurance of the Estate the demised premises or the Landlords fixtures and fittings against the insured risks my be vitiated or prejudiced nor without the consent of the Landlord do or allow to be done anything whereby any additional premium may become payable for the insurance of the demised premises or of any other parts of the Estate and in the event of any Landlords insurance policy for the Estate or any part thereof being vitiated in consequence of any act action or omission of the Tenant or any Sub-tenant of the Tenant fully and effectually to indemnify the Landlord against all costs claims proceedings or losses resulting from any damage or injury to the Estate or any part thereof in respect of which compensation is not forthcoming from the Landlords insurance company and against all costs of any increased or additional premium incurred by the Landlord

          (b) To notify the Landlord forthwith upon becoming aware of the same of any damage to or destruction of the demised premises or any part thereof occasioned by the occurrence of any of the insured risks

          (c) In the event of the Estate or the demised premises or any part thereof being damaged or destroyed by any of the insured risks at any time during the said term and the insurance money under any insurance affected thereon by the Landlord being wholly or partially irrecoverable by reason of any act or default of the Tenant or of any Sub-tenant of the Tenant then and in every such case the Tenant will forthwith (in addition to the said rents) pay to the Landlord the whole (or as the case may require) a fair proportion of the cost of rebuilding and reinstating the same any dispute as to the proportion to be so contributed by the Tenant or otherwise in respect of or arising out of this provision to be referred to arbitration in accordance with the provisions of the Arbitration Act 1950

          (d) Not without the prior written consent of the Landlord to effect any insurance (other than that of plate glass) of any buildings on the demised premises but if at any time the Tenant is entitled to the benefit of any insurance on the demised premises then to apply all monies received by virtue of such other insurance towards making good with all speed the loss or damage in respect of which the same shall have been received.

          (27) Nuisance.  Not to carry on or permit to be carried on upon the
               --------
demised promises or any part thereof the business to be carried on thereon in a noisy noisome offensive or dangerous manner or do in or upon the demised premises or any part thereof or the Estate any act matter or thing which may be or grow to be or become a nuisance or an annoyance or a disturbance to the Landlord or its tenants or lessees or the owners lessees or occupiers for the time being of any premises forming part of the Estate

          (28) Auctions.  Not at any time during the said term to hold or permit
               --------
any sale by auction to be hold upon the demised promises or any part thereof without the written consent of the Landlord for that purpose first obtained

          (29)       Obstruction etc.
                     ---------------

          (a) Not to do or permit any act or thing whereby the common parts or any part thereof or any other part of the Estate may be damaged interfered with or obstructed or the fair use thereof by others may be hindered impeded or interfered with in any manner whatsoever and in particular not to leave or permit to be left therein any goods or article of any kind and to perform and observe and procure the performance and observance by all the Tenants servants and agents and by all those coning into the Estate for any purpose connected with the Tenants business of all bye-laws rules and regulations of the local authority or other competent authority made from time to time in relation to any part of the Estate

          (b) Not to bring or allow to be brought into or upon nor permit to remain in or upon the curtilage or the demised premises or the common parts or any part thereof or any other part of the Estate or of any neighbouring or adjoining premises any goods packaging or packing cases waste swarf trade empties or any materials or other things of any kind whatsoever (so that the same shall only be brought into the building or buildings at the demised premises) and particularly not to trade other than from within the building or buildings at the demised premises

          (30)  Fire regulations.
                ----------------

          (a) Not to use or permit or suffer to be used on any account except in case of fire or other emergency any doors or special exits provided for escape in case of fire

          (b) At all times to comply with and observe the requirements of the relevant authorities having power to deal with means of escape from buildings in the event of fire so far as such requirements affect the demised premises or the fixtures fittings or furniture therein and in common with all other tenants of the Estate entitled to use the same to comply with and observe all the regulations of such authorities which may apply to tho remainder of the Estate

          (c) Not to place or store in the demised premises or any part thereof any article or thing which is or may become dangerous offensive combustible inflammable or explosive without obtaining all required consents in relation thereto

          (31) Encroachments etc.  Not to stop up darken or obstruct any windows
               ------------------
lights ventilators or other openings belonging to the demised premises nor to permit any new windows lights ventilators passage drainage or any other encroachment or easement whatsoever to be made or acquired on or over the demised premises and that in case any encroachment or easement shall be made or acquired or attempted to be made or acquired the Tenant will immediately upon becoming aware of the same give notice thereof to the Landlord and at the request and cost of the Landlord will adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement

          (32) Landlord Regulations.  To perform and observe such reasonable
               --------------------
rules and regulations as the Landlord may from time to time make for the general management and conduct of the Estate therein (particularly but without prejudice to the generality of the aforesaid relating to the direction and flow of traffic) and the appurtenances thereof and such regulations and all amendments modifications or additions thereto when communicated in writing to the Tenant shall be deemed to be incorporated in this Lease

          (33) Let or sale boards.  To permit the Landlord to enter upon the
               ------------------
demised promises and affix and retain without interference upon some part or parts thereof (but not so as to obstruct the access of light and air to the demised premises) notice for reletting or selling the same and to permit all persons with authority from the Landlord at all reasonable hours during the daytime upon at least 48 hours prior notice to enter and view the demised premises

          (34) Permit entry for repairing adjoining premises.  To permit the
               ---------------------------------------------
Landlord and all others authorized by the Landlord and the adjoining or neighbouring owners tenants and occupiers with or without workmen and others and plant materials and equipment at all reasonable times during the day time and having made prior written appointment (save in the case of emergency) to enter and remain upon the demised premises so far as may be necessary in order to build walls (including party walls) or to stop up any openings in walls dividing the demised premises from other parts of the Estate or any adjoining or contiguous premises or to repair or rebuild any part of the Estate or any adjoining or contiguous premises belonging to the Landlord or to cleanse lay re-lay maintain renew empty or repair any of the sewers drains conduits gutters watercourses pipes cables wires machinery equipment apparatus mains and roads and common parts belonging to the same and for all purposes connected with the Landlords obligations and rights under those presents in circumstances where such works cannot otherwise conveniently be carried out the person exercising such rights causing as little noise dust damage and inconvenience as reasonably practicable and forthwith making good all damage to the demised premises or any chattels thereon occasioned by the exercise of such rights and causing as little interference as is reasonably possible to the Tenant's use of the demised premises during the time that such work is being carried out AND ALSO that in case any dispute or
                                         --------
controversy shall at any time or times arise between the Tenant and the tenants or occupiers of any adjoining or contiguous premises belonging to the Landlord including any other part of the Estate the same shall from time to time be settled and determined by the Landlord in such manner as it in writing shall direct in that behalf to which determination the Tenant shall from time to time submit and which determination shall be conclusive and binding upon the Tenant save in the case of manifest error

          (35) Prevention of damage by effluent etc. discharge.
               -----------------------------------------------

          (a) Not to permit but to take such measures as may be necessary to ensure that any effluent discharged from the demised promises into the drains or sewers which belong to or are used for the demised premises whether or not in common with other promises will not be corrosive or in any way harmful to the said drains or sewers or cause any obstruction or deposit therein and to keep all pipes watercourses gullies and drains belonging to and used exclusively by the demised promises properly flushed cleansed and free from obstruction and if any such obstruction shall occur forthwith upon becoming aware of the obstruction to remove the same and make good any damage caused thereby whether to the structure or the demised premises or otherwise and to indemnify the Landlord against any claims arising from damage caused by such obstruction to adjoining or neighboring premises or any part of the Estate

          (b) Not to discharge or allow to be discharged from the demised premises any fluid or anything of a poisonous or noxious nature of a kind that will contaminate or pollute the air or water and to Indemnify the Landlord against any claims &rising from damage caused by such contamination or pollution

          (c) To take at all times throughout the said term all such steps as are necessary and proper to prevent the emanation from the demised promises of noise fumes heat or excessive vibration especially but not only where such emanation is to the detriment of the Landlord or any others aware or occupiers of the Estate or of the adjoining or nearby promises

          (36) Cost of Licences.  To pay the proper and reasonable legal charges
               ----------------
and surveyors fees of the Landlord resulting from all applications by the Tenant for any consent of the Landlord required by these presents and also the proper and reasonable legal charges and surveyors fees actually incurred by the Landlord in cases where consent is refused or the application is withdrawn

          (37) Indemnity.  When required and on demand to contribute and pay to
               ---------
the Landlord or to it may direct a fair and proper proportion of the cost of repairing maintaining replacing renewing and cleansing all party walls fences sewers drains pipes watercourses roads passages pavements and other easements used in co@n with the occupiers of any neighbouring or adjoining promises on the Estate

Landlords Covenants
-------------------

       4. Tenants covenants.  The Tenant hereby covenants with the Landlord as
          -----------------   ---------------------------
follows:

          (1) To keep the demised promises insured in some insurance office of repute against loss or damage by fire explosion flood storm tempest aircraft (and articles dropped therefrom) impact riot civil commotion malicious damage burst pipes and overflowing of cisterns lightning and earthquake (subject to such risks being accepted by Insurers) and such other risks as the

Landlord shall in its absolute discretion think fit (such policy to contain a non-invalidation clause subject to the same being accepted by Insurers) to such full reinstatement value (having regard for escalation of costs) as the Landlord's Surveyors may from time to time recommend including cover to respect of Architects Surveyors and other professional fees on reinstatement and three years loss of rent and upon written request to produce details of the policy to the Tenant together with confirmation of payment of the last premium and in the event of the demised premises being destroyed or damaged by any of the insured risks during the said term forthwith (as soon as the necessary labour materials and permits are obtained) to lay out all monies received under or by virtue of any insurance effected thereon (other than monies received in respect of loss of rents) in rebuilding or reinstating the same in a good and substantial manner PROVIDED THAT the Tenant may at any time request the Landlord to increase the
-------------
amount of insurance cover to such amount as it thinks appropriate provided that the Landlord shall be under no obligation to do so where the cover is maintained in respect of the demised premises and other premises and to agree would mean increasing the premium payable by the tenants of the other premises and those tenants object

          (2) Subject to payment by the Tenant of the rents herein reserved and provided that the Tenant has complied with all the covenants and obligations on the part of the Tenant to be performed and observed to use its best endeavours to provide such services as are specified in the Fifth Schedule hereto PROVIDED NEVERTHELESS that the Tenant
                                       ---------------------
shall have no claim against the Landlord arising out of or in respect of the failure of the Landlord to provide any of the said services by reason directly or indirectly or circumstances outside the reasonable control of the Landlord and in particular (but without prejudice to the generality of the foregoing) by reason directly or indirectly of any act of God or of third parties or any strike lockout or labour dispute or any shortage of labour fuel water gas electricity or other supplies or of any material or other defect or breakdown arising in or occurring to any part of the service installations or other equipment in the Estate used for or in connection with the furnishing of any service provided the Landlord shall have done all it reasonably could to prevent such an event occurring nor shall the Landlord be responsible for or incur any liability in respect of:

          (a) any damage to any person or property by reason of any defect in the structure (including but not exclusively foundations) of any part of the Estate or by reason of the defective working stoppage or breaking of any machinery power or appliance in connection therewith in circumstances beyond the Landlord's control or

          (b) any loss or inconvenience which may be occasioned by any delay or want of supply of water (including heated water) electric current gas or other fuel caused by any service Installation or other equipment connected with the supply thereof being defective or out of repair or by the closing down or temporary withdrawal from use of any service installations or boiler or other service equipment for periodic inspection repairs or other necessary purposes in circumstances beyond the Landlord's control

          (c) the act or default of any other tenant or any servant or agent of any other tenant or occupant of the Estate nor for any lose occasioned by theft or negligence of such persons or otherwise

Quiet Enjoyment
---------------

          (3) That the Tenant paying the rents hereby reserved and observing and performing the Tenants covenants hereinbefore contained shall and say peaceably hold and enjoy the demised promises during the said term without any interruption or disturbance from or by the Landlord or any person lawfully claiming through under or in trust for it

       5. PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED that Re-entry
          ----------------------------------------------------      --------

          (1) If the said rents hereby reserved or any part thereof shall at any time be in arrear and unpaid for twenty-one days after the same shall have become due (whether any formal or legal demand therefor shall have been made or not) or if there shall be any breach of any of the covenants conditions or agreements herein contained and on the part of the Tenant to be performed and observed or if the Tenant or other person or persons in whom for the time being the said term shall be vested (being an individual or Individuals) or any of them shall become bankrupt or have a receiving order made against his her or thou or sake any arrangement or composition with or for the benefit of his her or their creditors or suffer any execution to be levied at the demised promises or if the Tenant or any assignee of the Tenant being a company shall enter into liquidation whether compulsory or voluntary (not being merely a voluntary liquidation for the purpose of amalgamation or reconstruction) or suffer any execution to be levied at the demised premises or have a Receiver or Manager appointed then and in such case it shall be lawful for the Landlord or any person or persons duly authorized by the Landlord in that behalf Into or upon the demised premises or any part thereof in the name of the whole to re-enter and the demised premises peaceably to hold and enjoy thenceforth as if these presents had not been made without prejudice to any right of action or remedy of either party against the other in respect of any antecedent breach of any covenant or condition herein contained

Notices
-------

          (2) Any notice required to be given or served under, these presents and not otherwise provided for shall be served or deemed to be served if served in accordance with Section 196 of the Law of Property Act 1925 (as amended)

Landlords Development
---------------------

          (3) Subject to the terms of clause 4(3) hereof nothing herein contained or implied shall impose or be deemed to impose any restriction on the use of any land or building not comprised in these presents or to prevent or restrict in any way the development of any land not comprised in these presents and further that nothing herein contained shall by implication of law or otherwise operate or be deemed to confer upon the Tenant any easement right or privilege whatsoever (other than those herein expressly granted) over or against any adjoining or neighbouring property which now does or hereafter within the specified period shall belong to the Landlord which would or might restrict or prejudicially affect the future rebuilding alteration or development of such adjoining or neighbouring property and that the Landlord shall have the right at any time to make such alterations to or to pull down and rebuild or redevelop any such adjoining or neighbouring property as it may deem fit without obtaining any consent from the Tenant PROVIDED ALWAYS that no unreasonable interference or disturbance shall materially affect the Tenant from carrying an its trade and business and as soon as is reasonably practicable making good any damage thereby caused to the demised premises

Suspension of Rent
------------------

          (4) In case the demised premises or any part thereof shall at any tint be destroyed or so damaged by any of the insured risks as to be unfit for occupation or use then and in any such case (unless the Insurance of the demised premises shall have been vitiated by the act neglect default or omission of the Tenant) the rents hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended and cease to be payable from the date of such destruction or damage aforesaid until the demised promises shall again be fit for use and occupation and such proportion in case of disagreement shall be referred to a single arbitrator in accordance with and subject to the provisions of the Arbitration Act 1930 or any statutory modification or re-enactment thereof

Acceptance of Rent
------------------

          (5) Notwithstanding the acceptance of demand for rent by the Landlord or its agent with knowledge of a breach of any of the covenants on the part of the Tenant herein contained the Landlords right to forfeit these presents an the ground of such breach shall remain in force And the Tenant shall not in any proceedings for forfeiture be entitled to rely upon any such acceptance or demand as aforesaid as a defence

Statutory Compensation
----------------------

          (6) Except where any statutory provision prohibits the Tenants right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Landlord an quitting the demised promises or any part thereof any compensation under the Landlord and Tenant Act 1954 or any statute modifying or re-enacting the same

Exclusion of any warranty of fitness
------------------------------------

          (7) Neither the granting of this Lease nor any provision herein contained shall operate or be construed as warranting that the demised premises are suitable for the purpose or purposes of the Tenant and the use to which the Tenant proposes now or hereafter to put the demised premises or any use to which (whether subject to conditions or not) the Tenant may be at liberty or may be required under the provisions of these presents to put the demised premises is or may, be or become legally permitted whether under the provisions of the Planning Acts or otherwise

          IN WITNESS whereof these presents have been entered into the day and
          ----------
year first above written

                               THE FIRST SCHEDULE
                               ------------------
"THE DEMISED PREMISES"
----------------------

ALL THOSE parts of the Estate shown for the purpose of Identification only on
---------
the plan annexed hereto and thereon edged red Together with the buildings erected thereon or on some part thereof and known as unit 9 Solent Industrial Estate Hedge End Southampton including but not exclusively doors windows window frames and glass the whole of any structural and non-structural walls and columns forming part of the demised premises one half in thickness of any structural and/or non-structural wall which forms a party wall or boundary of the demised premises with adjoining premises the screeding the foundations and the floor and the ceilings (if any) and the roof or roofs of the demised premises AND ALSO including all air water electricity
                                 --------
gas and other service pipes wires ducts and conduits which are within and serve only the demised premises

                              THE SECOND SCHEDULE
                              -------------------
Rights and Privileges
---------------------

          (a) the right at all times with or without vehicles for the purpose only of access to and egress from the demised premises in over and along those parts of the common parts shown coloured brown and yellow an the plan annexed hereto as may from time to time be varied at the discretion of the Landlord pursuant to clause 1(4)(c) of this Lease

          (b) the right to use and the benefit of all easements and quasi easements and services subsisting at the date hereof or created within the specified period or maintained for the benefit of the demised premises in over under or against any adjoining or adjacent promises of the Landlord to the extent that the same are necessary for the reasonable enjoyment of the demised premises but excluding any rights of light and air which are and to the extent to which the saw are specifically excepted and reserved heroin

          (c) the right to use such part of the general car park or car parking area provided by the Landlord (if any), as may be determined by the Landlords surveyor (subject to contributions of service charge as hereinbefore contained) provided that such space so met aside will not be used otherwise than by the Tenant Its servants invites or agents for the sole purpose of parking motor vehicles in such manner as may be approved by the Landlord"s surveyor and that no nuisance shall be occasioned In the us* thereof

                               THE THIRD SCHEDULE
                               ------------------
Exceptions and reservations
---------------------------

          (a) all rights of light air and easements (but without prejudice to those expressly hereinbefore granted to the Tenant) now or hereafter within the specified period belonging to or enjoyed by adjacent or neighbouring land or building from over or against the demised premises

          (b) the right to build or rebuild or alter any adjacent or neighbouring land or building of the Landlord (whether or not comprised within the Estate) in any manner whatsoever including where necessary to erect scaffolding or gantries and to let the a=* for any purpose or otherwise deal therewith notwithstanding that tho light or air to the demised premises is in any such case thereby diminished or any other liberty easement right or advent&&* belonging to the Tenant to thereby diminished or prejudicially affected

          (c) the right of support and shelter and all other easements and rights now or hereafter belonging to or enjoyed by all adjacent or neighbouring land or buildings an interest wherein in possession or reversion is at any time during the said term vested in the Landlord

          (d) the free passage and running of air gas electricity water and soil telephone and other services through or along the pipes wires channels drains and watercourses already or hereafter within the specified period to be built or placed in through over or under the demised premises to and from all other parts of the Estate and the right to lay and connect up to the same

          (e) the right in cases of emergency only to use the emergency or escape routes now or hereafter enjoyed or required over or through the demised premises

                              THE FOURTH SCHEDULE
                              -------------------

Provision as to Service Charge
------------------------------

          1. The service charge contribution payable by the Tenant shall be calculated by reference to the proportion which the gross area (by external admeasurement) of the buildings from time to time on the demised premises bear to the aggregate gross area (similarly measured) of the other buildings from time to time on the Estate and shall be a fair and reasonable proportion (to be certified by the Landlords Surveyor whose decision shall be final and binding save in the case of manifest error) of the costs and expenses in respect of the Landlords annual expenditure which shall be the aggregate of:-

          (a) the actual cost to the Landlord of the provision by it of the services mentioned In the Fifth Schedule hereto during the relevant year (due allowance being made where any expenditure is met out of the reserve hereinafter mentioned) and

          (b) a sum being the annual depreciation over a fair and proper period (to be determined by the Landlord) of all the capital plant and equipment used in or for the provision of such services

PROVIDED THAT the Landlord may in its discretion include in the Landlords annual
-------------
expenditure in any year a sum by way of reasonable reserve against anticipated future expenditure on the said services

          2. The Tenant shall pay to the Landlord on account of the annual service charge on each quarter day in advance such a sum as shall in the reasonable discretion of the Landlord be one equal fourth part of the anticipated annual service charge for the current year such sum to be calculated having regard to the actual service charge payable for the previous financial year

          3. At the end of each year the Landlord shall as soon as practicable cause an account to be prepared by the Landlord's auditors of the Landlords annual expenditure for that year and send a copy thereof to the Tenant together with a statement shoving the annual service charge payable by the Tenant and the amount paid on account by the Tenant in such year Any difference due from the Tenant shall be paid to the Landlord within twenty-one days of the receipt of such statement and any balance due to the Tenant shall be allowed against the next payment on account of service charge due from it

          4. For the purposes of this Schedule "year" shall mean the period from First January to the next ensuing Thirty First December or such other commencement and expiration dates as the Landlord may declare in writing and insofar to be calculated for any period other than a year or a payment on account for any period other than a quarter the same shall be calculated by apportionment on a daily basis

          5. The Landlords certificate as to the amount of the Landlords annual expenditure in any year shall be final and conclusive as between the Landlord and the Tenant save In the case of manifest error and the Landlord shall make available to the Tenant all vouchers and receipts detailing the expenditure incurred by the Landlord

          6. The Landlord will hold in trust for the benefit of all the tenants for the time being of the Landlord's Estate all monies hold by way of reserve and the Landlord hereby covenants with the Tenant that upon the sale or other transfer of the reversion immediately expectant upon the term hereby created that it will cause the Purchaser or transferee to become trustee of such reserve on behalf cf the tenants as aforesaid the annual service charge has

                                 THE FIFTH SCHEDULE
                                 ------------------

     The services to be provided by the Landlord
     -------------------------------------------

          (1) replacement rebuilding cleansing decorating and otherwise the keeping in good and substantial repair and condition and the lighting of:-

          (a)  the common parts and

          (b) the boundary walls fences and gates of and in the curtilage of the Estate and any notice or other boards erected for the benefit of the occupiers of the Estate

PROVIDED THAT the Landlord shall not be liable to the Tenant for any defects or
-------------
want of repair unless the Landlord or its agents have had notice in writing thereof and otherwise subject to the other provisions of these presents

          (2) The operation amendment repair renewal replacement rebuilding cleansing and maintenance in good working order and repair of the equipment apparatus and appliances (if any) in the common parts including (where applicable but without prejudice to the generality of the foregoing) the watercourses the soakways channels pipes drains sewers cables wires pumps motors ducts and other conducting media the water systems and tanks the reservoirs the sanitary appliances the electrical installation and lamps and light fittings an the Estate and the host reels and other fire fighting appliances which the Landlord is required to provide by statute and all other things provided for the benefit of the Estate and for which no losses or occupier of the Estate is exclusively liable

          (3) (a) grassing and tending and keeping tidy and planting with such flora trees and shrubs as the Landlord shall deem at its absolute discretion to be appropriate or such areas as the Landlord may deem at its absolute discretion desirable

          (b) maintaining renewing replacing repairing and keeping in good order and condition all installations appurtenances appointment$ fixtures fittings bins receptacles tools appliances materials and other things which the Landlord may does desirable or necessary for the maintenance upkeep or cleanliness of the Estate and the supply of services to the Estate

          (c) employing such solicitors and other professionals and agents managers contractors staff and workmen as the Landlord may at its absolute discretion deem desirable or necessary to enable or assist it to provide the said services or any of then and for the general conduct management and security of the Estate and all parts thereof and to pay all incidental foes and other expenditure in relation to such employment (including but without limiting the generality of such provision the payment of the statutory and such other insurance health pension welfare and other payments contributions and premiums as the Landlord may at its absolute discretion does desirable or necessary and the provision of uniforms working clothes and other equipment for the proper performance of their duties)

          (d) paying all rates taxes charges assessments impositions and other outgoings (including but not exclusively charges (if any) for the supply of water gas electricity or any other form of supply of energy utilities or services) payable by the Landlord in respect of the common parts except insofar as the Tenant or any other occupier of the Estate may be liable for the under the terms of this or their lease or occupation

          (e) keeping the common parts insured upon similar terms (including the Landlords covenant to reinstate) as those set forth in clause 4(l) of this Lease

          (f) taking all steps deemed desirable or expedient by the Landlord for complying with making representations against or otherwise contesting the incidence of the provisions of any legislation or orders or statutory requirements thereunder concerning town planning public health highways streets drainage or other matters relating to the Estate for which the Tenant is not directly liable hereunder

          (g) enforcing or attempting to enforce against (a) any other tenant of the Estate the observance of any covenant in that tenant's lease the nonobservance of which is or may be detrimental to the Tenant and (b) any owner or occupier of adjoining or neighbouring promises the payment of any contribution towards anything used in common with the Estate

          (h) paying a contribution towards the expense of repairing renewing and maintaining and cleansing all ways roads pavements severe drains pipes watercourses party wells party structures party fences wells or other conveniences which may belong to or be used by the occupiers of the Estate in common and in common with other premises near or adjoining thereto

          (i) executing any works as are or at any time during the said term shall under or by virtue of any enactment for the time being in force or by any local or other competent Authority be directed or required to be done or executed in respect of the Estate and for which none of the occupiers of the Estate are liable

          (j) providing any service for the benefit of the Estate as a whole including but not exclusively at the Landlords discretion a general estate board indicating the names of the occupiers of the Estate

PROVIDED ALWAYS that the Landlord say from time to time withhold add to extend
---------------
vary or make any alterations in the rendering of the said services or any of them as the Landlord deem desirable so to do in :he interests of good estate management

          (4) in the event only of the Landlord not appointing managing agents the reasonable cost in respect of the general supervision and management of the Estate by the Landlord (but not including any payment in respect of the collection of rent)

          (5) the costs and expenses of supplying the account and vouchers and receipts mentioned in the Fourth Schedule hereto

          (6) the supply of copies of regulations made by the Landlord under the foregoing provision hereof and copies of all amendments or additions made from time to time thereto

                               THE SIXTH SCHEDULE
                               ------------------

                                     PART I
                                     ------

IN this Schedule the following expressions shall have the meanings respectively
--
assigned to them unless the context otherwise requires:

          (1) "the Initial Rent" the sum of (Pounds)18800.00 per annum (and so
              ------------------
proportionately for any part of a year) payable in respect of the period expiring an the Review Date first occurring during the said term

          (2) "the Reserved Rent" the yearly rent from time to time payable
              -------------------
being the initial Rant for the period expiring on the Review Date first occurring during the said term and thereafter as reviewed in accordance with the provisions of this Schedule

          (3) "Review Date" the date of expiration of the fifth year of the said
              -------------
term and the date of expiration of each successive period of five years thereafter during the said term (but subject to the provisions of Paragraph (9) of Part II of this Schedule)

          (4) "Review period" the period between a Review Date and the next
              ---------------
succeeding Review Date and the expression "Relevant Review Period" shall be construed accordingly

          (5) "Open Market Rent" the yearly rent at which the demised premises
              ------------------
might reasonably be expected to be let at the Relevant Review Date or other date upon which such assessment falls to be made by a willing Landlord to a willing tenant in the open market with vacant possession and without fine or premium for a term equal to the residue of the term hereby granted or for a term equal to ten years whichever is the greater assuming

          (i) that the buildings comprised in the demised premises remain in existence and that the covenants and conditions on the part of the Tenant and the Landlord contained in these presents have been duly observed and performed and

          (ii) by a Lease containing the same terms and provisions in all respects as these presents (including the provisions for review of rent but excluding the amount of the Reserved Rent) there being disregarded

          (a) any effect on rant of the fact that the Tenant or any undertenant or their respective predecessors in title have been in occupation of the demised premises and

          (b) any goodwill attached to the demised premises by reason of the carrying on thereat of the business of the Tenant or any undertenant or their respective predecessors in title and

          (c) any increase in rental value of the demised premises attributable to the existence at the Review Date of any improvement to the demised premises or any part thereof carried out with consent where required otherwise than in pursuance of an obligation to the Landlord or its predecessors in title by the Tenant any undertenant or their respective predecessors in title during the said term and

          (d) any effect on rent of the Rent Restrictions or any law for the time being in force which imposes restraint upon increase in the rent payable in respect of the demised premises or recovery of such increases

          (6) "Rent Restrictions" restrictions imposed by any Statute for the
              -------------------
time being in force and any regulations or orders made thereunder which operate to impose any limitation whether in time or amount on the review of the Reserved Rent and/or the collection of any increase in the Reserved Rent or any part thereof

                                    PART II
                                    -------

          (1) The Reserved Rent shall be reviewed as at and (if appropriate) increased as from each Review Data during the said term as hereinafter provided and the amount of the Reserved Rent payable for each Review Period shall be the Reserved Rent at the yearly rate which was payable in accordance with the provisions of these presents immediately preceding the Relevant Review Date Increased by the amount (if any) by which the Open Market Rent &* at such Review Date exceeds the Reserved Rent at the aforesaid yearly rate

          (2) The Landlord and the Tenant shall endeavor to agree the Open Market Rent at each Relevant Review Date and any such agreement shall be in writing signed by or on behalf of the Landlord and the Tenant

          (3) If the Open Market Rent shall not have been agreed between the Landlord and the Tenant one mouth before the Relevant Review Date for whatever reason and the Landlord shall not have previously given to the Tenant notice in writing that there will be no Increase in the Reserved Rent for the Relevant Review Period either the Landlord or the Tenant may at any time (whether before or after the Review Date) subject to giving prior notice in writing to the other of not less than seven days duration require the Open Market Rent to be determined by a single arbitrator who shall be an Independent Chartered Surveyor to be jointly appointed by agreement between the Landlord and the Tenant Provided that such arbitrator must have substantial experience of the area and of properties of a similar nature to the demised premises and of the matters In dispute

          (4) In default of agreement between the Landlord and the Tenant on the joint appointment of an arbitrator such arbitrator whose appointment shall be subject to the proviso to Paragraph (3) of this Part of this Schedule shall be appointed by the President (or other the Chief Officer or acting Chief Officer) for the time being of the Royal Institution of Chartered Surveyors on the written application of the Landlord or the Tenant who shall be at liberty to make such application at any time after giving the notice last referred to accordance with Paragraph (3) of this part of this Schedule

          (5) The arbitration shall be conducted in accordance with the Arbitration Act 1950 and the determination shall be final and binding upon the parties and shall be notified in writing to the Landlord and the Tenant

          (6) If such arbitrator does not live notice of his determination within a period of two months of his appointment or within such extended period as the Landlord and the Tenant shall jointly agree or in manner aforesaid or if for any reason it becomes apparent that he will be unable to complete his duties under these presents the Landlord and the Tenant my agree upon or either of them may apply for the appointment of a new arbitrator in his place (which procedure may be repeated as many times as may be necessary) and the provisions of this Part of this Schedule will operate in relation to that agreement or application as in relation to any earlier agreement or application

          (7) The arbitrator's fees or charges shall be borne by the Landlord and the Tenant in such proportions as the arbitrator shall determine

          (8) If the amount of the Open Market Rent has not been ascertained by the Review Data in accordance with the provisions hereof the Tenant shall pay to the Landlord for any interval between the Review Date and the date when the Open Market Rent has been ascertained as aforesaid the Reserved Rent at the yearly rate payable immediately preceding such the Review Date and upon the amount of the Reserved Rent payable from the Review Date being ascertained any additional amount payable for the period commencing on the Review Date and ending on the quarter day immediately following such ascertainment shall be forthwith paid by the Tenant to the Landlord together with Interest thereon at the base rate from time to time of Barclays Bank P.l.c. for the period from the Review Date to the date of actual payment such interest to be recoverable an if it were part of the Reserved Rent

          (9) On each and every occasion during the said terms that the Rent Restrictions shall prevent or prohibit either wholly or partially:

          1) the operation of the above provisions for review of the Reserved Rent and/or

          2) the collection of the Reserved Rent or any instalment or part thereof by the Landlord or the retention thereof at any time after collection than and in any such case:-

          3) any Review Date shall be postponed to take effect on the first date or dates thereafter upon which such review my occur and if there shall be a partial relaxation of the Rent Restrictions there shall be a further review of the Reserved Rent on the first date thereafter as aforesaid notwithstanding that the Reserved Rent may have been increased in part on or since the Review Date and/or

          4) the collection of any increase In the Reserved Rent shall be postponed to take effect on the first date thereafter that such increase may be collected and/or retained in whole or part and on as many occasions as shall be required to ensure the collection of the whole increase

AND until the Rant Restrictions shall be relaxed either partially or wholly the
---
Reserved Rent shall be the maximum sum from time to time permitted by the Rent Restrictions

          (10) On each occasion that the Reserved Rent is reviewed pursuant to the provisions of this Part of this Schedule the Landlord and the Tenant shall cause a memorandum of the amount thereof payable for the Relevant Review Period to be prepared and a counterpart thereof and for such memorandum to be signed respectively by or on behalf of the Landlord and Tenant

          (11) The Reserved Rent payable for any Review Period shall not be less than the amount of the Reserved Rent payable for the period immediately preceding the commencement of such Review Period.

THE COMMON SEAL of MARWELL    )
---------------    -------    )
PROPERTY INVESTMENTS LIMITED  )
----------------------------  )
was hereunto affixed in the   )
presence of:-                 )


                                 Director
                                 --------


                                 Secretary    C. Matthews
                                 ---------

DATED                              21 October                               1988
--------------------------------------------------------------------------------


                      MARWELL PROPERTY INVESTMENTS LIMITED


                                    - and -

                             COOPERVISION HOLDINGS


                        ------------------------------

                                   L E A S E

                                  relating to
                         Unit 10 The Solent Industrial
                                Estate Hedge End
                                  Southampton

                        ------------------------------


                             DAVIES ARNOLD & COOPER
                               12 Bridewell Place
                                     London
                                    EC4V 6AD

                               Tel:  01-353 6555

                            Ref:  25/032/FA19/8/9/88

THIS LEASE is made the 21st day of October One thousand nine hundred and eighty-
----------
eight B E T W E E N (1) MARWELL PROPERTY INVESTMENTS LIMITED whose registered
      -------------     ------------------------------------
office at 437A Midsummer Boulevard Saxon Gate West Central ____________ (hereinafter called "the Landlord") and (2) COOPERVISION HOLDINGS whose
                                            ---------------------
registered office is at Permalens House 1 Botley Road Hedge End Southampton (hereinafter called "the Tenant")

WITNESSETH as follows:-
----------

Interpretation
--------------

1.   In this Lease and in the Schedules hereto:-

     (1) Words importing one gender shall include all other genders and words importing the singular shall include the plural and vice versa

     (2) The headings to the clauses hereof and Schedules hereto shall be deemed not to form any part hereof and shall not affect the interpretation hereof in any way

     (3) Where the Tenant consists of two or more persons all covenants and agreements by and with the Tenant shall be construed as covenants and agreements by and with such persons jointly and severally

     (4) Where the context so requires or admits the following words and expressions shall have the following meanings:-

          (a) "the Landlord" shall include the estate owner or owners for the time being of the reversion immediately expectant on the term hereby granted and shall also include all superior landlords

          (b)  "the Tenant" shall include the Tenant's successors in title

          (c) "the demised premises" shall mean the premises described in the First Schedule hereto together with all additions and improvements at any time and from time to time made thereto and all fixtures and fittings installed by the Landlord of every kind which shall from time to time be in or upon the said premises (whether originally affixed or fastened to or upon the same or otherwise) except tenants and trade fixtures

          (d) "the Estate" shall mean the industrial complex situated at Hedge End Southampton known as The Solent Industrial Estate shown on the plan annexed hereto and thereon edged in blue or such other larger or smaller area as the Landlord may in its discretion from time to time stipulate

          (e) "the common parts" shall mean all those parts of the Estate shown coloured yellow and brown on the plan annexed hereto and also those parts (if any) of the Estate which are not included or intended to be included in any lease granted or to be granted by the Landlord the Landlord reserving to itself the right from time to time when necessary in the interests of good estate management of amending or varying the general layout of the Estate and/or the common parts but not the demised premises Provided Always that such amendments or variations shall cause as little inconvenience as possible to the Tenant in the use and enjoyment of the demised premises

          (f) "the said term" shall mean the term hereby granted and any statutory continuation or extension thereof

          (g) "determination of the said term" shall mean the determination of the said term whether by effluxion of time re-entry notice surrender or any other means or cause whatsoever

          (h) "the specified period" shall man the period of eighty years from the date of this Lease which shall be the perpetuity period applicable to these Presents

          (i) "the Planning Acts" shall mean the Town and Country Planning Acts 1971 and 1972 the Town and Country Planning (Amendments) Act 1977 the Town and Country Amenities Act 1974 and the Local Government Planning and Land Act 1980

          (j) "these presents" shall mean this Lease and the Schedules thereto any licence granted pursuant thereto any deed of variation of the provisions hereof and any instrument made supplemental hereto

          (k) "insured risks" shall mean the risks from time to time covered by the policy or policies of insurance effected by the Landlord pursuant to its covenant hereinafter contained

          (l) "prescribed rate" shall mean interest at an annual rate of 2% above the base lending rate of Midland Bank Plc applicable from time to time during any period during which any payment of interest accrues due under these presents

     (5) These present shall unless the context otherwise requires be construed on the basis that:

          (a) any reference to any Act. or any section of any Act shall be deemed to include any amendment modification or re-enactment thereof and any statutory instrument bye-law rule directive order or regulation made thereunder for the time being In force

          (b) any covenant by the Tenant not to do any act or thing shall be deemed to include a covenant not to suffer or permit the doing of that act or thing

          (c) covenants and obligations made or assumed by any party shall be binding and enforceable against his personal representatives

2. IN consideration of the rents covenants and conditions hereinafter reserved and contained and on the part of the Tenant to be paid performed and observed the Landlord HEREBY DEMISES unto the Tenant ALL THAT the premises
                           --------------
     described in the First Schedule hereto TOGETHER WITH (in common with the
                                            -------------
     Landlord and all other persons entitled thereto and subject to the exceptions reservations and provisions hereinafter contained) the rights and privileges set out in the Second Schedule hereto EXCEPT AND RESERVING
                                                          --------------------
     unto the Landlord and its lessees tenants agents servants licensees and other persons claiming through or under the Landlord and all other persons who now have or may hereafter be entitled to or are granted by the Landlord a similar right or rights the easements rights and privileges specified in the Third Schedule hereto TO HOLD the same unto the Tenant subject to any
                               -------
     rights of statutory or other undertakings in respect of services to the Estate and the demised premises now existing or to be created within the specified period for a term of Twenty Years from the 25th day of March 1988 hereof PAYING therefor throughout the said term and so in proportion for any lose time than a year FIRST the yearly rent of EIGHTEEN THOUSAND AND
                               -----                    ---------------------
     EIGHT HUNDRED POUNDS ((Pounds)18,800.00) by four equal quarterly payments
     --------------------
     in advance on the usual quarter days in every year without deduction whatsoever the first of such quarterly payments hereof for the period of the 25th day of March 1988 until the 24th day of June 1988 shall be paid on the signing hereof AND SECONDLY by way of further rent an amount equal to
                        ------------
     that incurred by the Landlord from time to time in complying with the covenant in clause 4(l) hereof for the insurance of the demised premises such rent to be paid on demand AND THIRDLY by way of further rent a
                                    -----------
     contribution payable in
     accordance with the provisions of the Fourth Schedule hereto in respect of the service charge mentioned in the said Fourth Schedule (together with any Value Added Tax due and payable thereon) the first payment of rents under this Lease being made on the execution hereof PROVIDED ALWAYS that in the
                                                   ---------------
     event of the said rents or any part thereof being in arrear for more than 14 days whether in the case of the rent first hereinbefore reserved lawfully demanded or not the Tenant shall pay interest calculated on a daily basis with quarterly rests at the Prescribed Rate on the amount in arrear from the day on which it became payable until the day payment is made and to be payable to the Landlord on demand without prejudice to any other rights the Landlord may enjoy and the aggregate amount for the time being so payable shall at the option of the Landlord be recoverable by action or as rent in arrear

Tenants covenants
-----------------

3.   THE Tenant HEREBY COVENANTS with the Landlord as follows:-
                ----------------

     To pay rent
     -----------

(1) To pay the rents hereby reserved and any interest on arrears of rent as hereinbefore provided on the days and in manner aforesaid without any deduction whatsoever

Taxes
-----

     (2) To bear pay and discharge all existing and future rates taxes levies assessments duties outgoings charges and impositions whatsoever (whether imposed by statute or otherwise and whether of a national or local character) now or at any time or times during the said term assessed imposed or charged upon or payable in respect of the demised premises or any part or parts thereof and whether payable by the Landlord or Tenant or by the owner or occupier thereof save for any tax assessable on the Landlord in respect of the rents payable hereunder or in respect of any dealing with the reversion either mediately or immediately expectant on the term hereof

V.A.T.
------

     (3) To pay to the Landlord or (as the case may be) to its solicitors surveyors or other agents to whom any payment is due under the covenants agreements and provisions herein contained or implied which is a payment whereon Value Added Tax or other similar fiscal charge is chargeable if the Landlord is not eligible to treat as an input credit the amount of Value Added Tax or other similar fiscal charge chargeable in respect of the payment at the rat applicable to that payment


Gas electricity and water charges
---------------------------------

     (4) To pay for all gas and electricity and water consumed on or by the demised premises and all telephone charges and to observe and perform at the Tenants expense all present and future regulations and requirements of the gas and electricity and water supply authorities and the Post Office concerning the demised premises and to keep the Landlord indemnified in respect thereof and to reimburse to the Landlord a properly apportioned part (to be determined by the Landlord in case the same is not separately metered or gauged) of all sums paid by the Landlord from time to time to the electricity gas or water supply authorities or to the Post Office in respect of any consumption or supply of electricity gas or water or telephone or in respect of any connection to or alteration or repair of the wiring or piping or other machinery or equipment in or about the Estate used for electricity or water supply or gas or telephone which benefits the demised premises or any part thereof

Repair
------

(5) At all times during the said term to keep and maintain the whole of the demised premises in good and substantial order repair and condition and in whole or in part rebuild or renew the same as necessary (except damage by the insured risks provided such policy or policies shall not have become vitiated or payment of the policy monies refused in whole or in part in consequence of some act neglect or default of the Tenant or of any sub-tenant or any other party under the control of the Tenant) PROVIDED THAT
                                                                -------------
     nothing contained in this sub-clause shall require the Tenant to put or keep the demised premises in any better state of repair or condition than the same are in at the date hereof

Decoration
----------

(6) Without prejudice to the generality of the next preceding sub-clause in every fifth year of the said term and also in the year preceding the determination of the said term to paint in a proper and workmanlike manner all the inside wood iron and other parts heretofore or usually painted of the demised premises with a sufficient number of costs of good quality paint and also with every such internal painting to clean wash stop whiten distemper and otherwise decorate and treat in a proper and workmanlike manner all such internal parts of the demigod premises that have been so treated and also in every third year of the said term and in the year preceding 'the determination of the said term (unless the last exterior painting was done within twelve months of the date of such determination) to paint in a proper and workmanlike manner all the external parts heretofore or usually painted and all additions thereto with a sufficient number of coats of good quality paint and so that in the year preceding the determination of the said term the tints or colours on each occasion to be approved in writing by the Landlord (such approval not to be unreasonably withheld) and french polish or otherwise treat in a good and-workmanlike manner using good quality materials all exterior parts of the demigod premises an are usually or heretofore french polished or otherwise treated AND to wash down all tiles cladding glazed bricks or polished stone or similar washable surfaces and repoint all brickwork as and when required and to keep the windows of the demised premises properly cleaned inside and outside and to keep any part of the demised premises not covered by buildings in a neat and tidy condition and free from weeds

Yield Up
--------

(7) At the determination of the said term quietly to yield up to the Landlord the demised premises duly painted repaired cleaned maintained amended and kept in accordance with the covenants in that behalf herein contained Provided however that the Tenant may prior to tho date of such expiration or determination remove all tenants or trad fixtures making good nevertheless at the expense of the Tenant and to the reasonable satisfaction of the Landlord any damage to the demised premises caused by such removal and shall remove all the Tenants furniture fittings papers and refuse and so that the Landlord may treat as abandoned by the Tenant and may arrange for tho removal and destruction of any such fixtures and other items not removed by the Tenant at the expiration or determination and the cost of such removal and destruction shall be paid by the Tenant to the Landlord on demand

Fire Fighting Equipment
-----------------------

(8) To keep the demised provision sufficiently supplied and equipped with fire fighting and extinguishing apparatus and appliances which shall b open to the inspection and maintained to the reasonable satisfaction of the Landlord and to the satisfaction of the local fire authority and of insurers and also not to obstruct the access to or means of working of such apparatus and appliances

Entry for Repairs
-----------------

(9) To permit the Landlord and any person authorised by it upon at least 48 hours prior written notice (except in emergency) to enter upon the demised premises at all reasonable hours during the daytime to view the state and condition and user of the same and the landlord's fixtures and fittings therein and of all defects decays and wants of reparation there found for which the Tenant shall be responsible hereunder to give notice in writing to the Tenant and within two months next after every such notice an aforesaid (or immediately in came of need) to commence to repair well and substantially and make good all such defects decays and wants of reparation to the demised premises and the fixtures and fittings therein for which the Tenant is liable hereunder PROVIDED ALWAYS that if the Tenant shall make
                                ---------------
     default in the execution of the repairs and works referred to in such notice it shall be lawful for the Landlord and any persons authorised by the Landlord (but without prejudice to the right of re-entry hereinafter contained) to enter upon the demised premises and execute such repairs and works and the cost thereof (including any surveyors or other fees incurred and whether or not such repairs and works are executed by the Landlord) shall be repaid by the Tenant to the Landlord on demand together with interest on the expenses incurred by the Landlord under the above proviso in accordance with the terms of the proviso to clause 2 of this Lease relating to lot payments of rents

Taking inventories
------------------

(10) To permit the Landlord and any person authorised by the Landlord to enter upon the demised premises at all reasonable hours during the daytime by prior written appoint ment to take schedules or inventories of landlord's fixtures and fittings and things to be yielded up at the determination of the said term

Acts of Parliament
------------------

(11) To observe and comply with the provisions and requirements of every enactment (which expression in this Loss includes as well every Act of Parliament already or hereafter to be passed as every order regulation and bye-law already or hereafter to be mad under or in pursuance of any such Act and without prejudice to the generality of the foregoing specifically includes the Factories Acts the Offices Shops and Railway Premises Act 1963 the Health and Safety at Work etc Act 1974 and every order and regulation made or to be made thereunder) so far as they relate to or affect the demised premises and maintain all arrangements which by or under any enactment or bye-law are or may be required at any time during the said term to be executed provided or maintained whether by the Landlord or the Tenant and to indemnify the Landlord at all times against all costs charges and expenses of or incidental to the execution of any works or tho provision of maintenance of any arrangements so required an aforesaid and not at any time during the said term to do or omit or suffer to be done or omitted in or about the demised premises any act or thing by reason of which the Landlord may under any enactment incur or have imposed upon it or become liable to pay any penalty damages compensation costs charges or expenses

Planning Acts
-------------

(12) (i) To comply in all respects during the currency of this Lease with the provisions and requirements of the Planning Acts and all licences consents permissions and conditions (if any) granted or imposed thereunder or under any enactment repealed thereby so far as the same respectively relate to or affect the demised premises or any parts thereof or any operations works acts or things already or hereafter to be carried out executed done or omitted thereon or the use thereof for any purpose and to pay any development charge or other charge imposed in respect of any such matter arising from any act commission or omission whatsoever of the Tenant or any party under the control of or on behalf of the Tenant and indemnify the Landlord against all proceedings expenses claim and demands in respect of any contravention by the Tenant of any provision of the Planning Acts

   (ii) Not to do on or in relation to the demised premises anything by reason of which the Landlord may under any enactment whatever become liable to pay any penalty damages costs compensation charge levy tax or other monies and in any event

         Subject only to any statutory requirement to the contrary to pay and satisfy any charge levy tax or other monies which may now or hereafter be imposed whether on the Landlord or the Tenant under any such enactment in respect of any development or alteration or any change or continuation of use or other like matter relating to the damaged premises by the Tenant or any Sub-tenant or occupier of the demised premises which shall occur during the said term

Copies of Notices
-----------------

(13) Within seven days of the receipt by the Tenant of the same to supply a copy to the Landlord of any notice or order or proposal for a notice or order or licence consent permission or direction given or made under any enactment and any regulations orders and instruments made thereunder and relating to the demised premises And to permit the Landlord and all persons authorised by it at all reasonable times during the daytime upon at least 48 hours prior written notice to enter upon the demised premises to inspect the am for any purpose in connection with any such notice order proposal licence consent permission or Direction

Join with Landlord in making Appeals etc.
-----------------------------------------

(14) At the request and cost of the Landlord to make or join with the Landlord in making any objection representation or appeal in respect of any such notice order proposal or direction as aforesaid or any refusal of or condition imposed under any such licence consent or permission as aforesaid save where to do so would be prejudicial to the Tenant's enjoyment of the demised premises

No application for Planning Permission
--------------------------------------

(15) Not to make or suffer to be made without the consent of the Landlord (such consent not to be unreasonably withhold or delayed) any application for consent or permission to carry out or commence any development (within the meaning of the Planning Acts) on or by reference to the demised premises

Complete Developments within Term
---------------------------------

(16) Unless the Landlord shall otherwise direct to carry out before the determination of the said term any works (the carrying out of which is otherwise permitted hereunder) required to be carried out in or on the demised premises by a date subsequent to such determination as a condition of, any planning permission which may have been granted to and implemented by the Tenant during the said term

Compensation
------------

(17) If the Tenant shall receive any compensation because of any restriction placed upon the user of the demised premises or any part thereof under or by virtue of the

     Planning Acts then if and when its interest hereunder shall be determined under the power of re-entry herein contained or otherwise forthwith to make such provision as is Just and equitable for the Landlord to receive its due benefit from such compensation unless the compensation authority shall otherwise order

(18) To afford the Landlord during the six months preceding the determination of the said term all reasonable facilities for the purpose of letting the demised premises or at any time on prior reasonable written notice during the said term of selling valuing or charging the same including access to the demised premises by the Landlord or by prospective tenants or purchasers or others having written authority from the Landlord PROVIDED
                                                                     --------
     THAT no inconvenience or disruption is caused to the Tenant
     ----

Assignment and underletting
---------------------------

(19) (a) Save as hereinafter expressly provided not to agree to nor assign transfer underlet or part with or share the possession or occupation of nor grant any occupational licence in respect of the whole of the demised premises or any part or parts thereof nor to charge any part or parts thereof

     (b) Not to assign the demised premises (here meaning the whole thereof) without the previous consent in writing of the Landlord which consent shall not be unreasonably withhold or delayed in the case of a respectable and responsible Assignee of satisfactory financial standing subject to such Assignee if the

     Landlord so requires first entering into a direct covenant with the Landlord to observe and perform the covenants on the part of the Tenant herein contained during the residue of the said term and to pay the rents hereby reserved and not further to assign or underlet or part with or share the possession or occupation of the demised premises or any part thereof except on the said terms as are herein contained and also subject if the Landlord shall so require in the case of any Assignee who shall be a corporate body without a quotation on a recognised stock exchange and in the absence of any other acceptable security to not less than two Guarantors (of a financial status acceptable to the Landlord) first to enter into a direct covenant with the Landlord for guaranteeing the observance and performance of the covenants on the part of the Tenant herein contained and secondly to covenant with the Landlord that in the event of the Tenant during the said tam becoming bankrupt or entering into liquidation and the trustee in such bankruptcy or the liquidator as the cast may be disclaiming those presents the Guarantor shall accept from the Landlord a now lease of the demised premises for a term equal in duration to the residue remaining unexpired of the said term at the date of disclaimer such lease to contain the same terms in all respects (including the proviso for reentry) as are contained in these presents

(c) Not without the Landlords prior written consent (not to be unreasonably withhold or delayed) to underlet the whole of the demised premises except on the same terms than those therein contained at a rout not less than that payable hereunder at the date of such Underlease (all commutations premiums and fines being hereby expressly prohibited) which shall be subject to review at such intervals as shall be normal in the market for similar property at the time of the grant thereof (but in any event at least as of ton as required by these presents and simultaneous therewith) PROVIDED
                                                                   --------
     ALWAYS that the Tenant shall not be entitled (and is hereby expressly
     ------
     prohibited therefrom) to sub-let other than for occupation

(d)  Any underlease granted under this sub-clause shall contain

     (i) An unqualified covenant on the part of the Underlessee not to assign transfer or underlet or part with possession or occupation of part or parts only of the demised premises

    (ii) A covenant on the part of the Underlessee that the Underlessee will not assign or underlet the whole of the demised premises without obtaining the previous written consent of Marwell Property Invest ments Limited or other the Landlord under these presents (such consent not to be unreasonably withheld) and of the Tenant under these presents and to provide in such Underlease that any sub-underleases granted out of such Underlease whether immediate or mediate shall contain similar provisions to those contained in this sub-clause (19)

     (e) Notwithstanding the foregoing provisions of this sub-clause the Tenant may share possession or occupation of part of the demised premises (as distinct from the whole) with or in favour of any subsidiary or associated company for so long as such relationship subsists and provided that no relationship of landlord and tenant is thereby created

     (f) Within on month of every permitted assignment transfer underlease (whether mediate immediate or derivative) parting with possession or occupation of these presents or of the demised premises to give notice thereof in writing with particulars thereof to the Landlord's Solicitors and produce to then a certified copy of such instrument (free of expense to the Landlord) for retention by the Landlord and to pay to them a reasonable registration fee of fifteen pounds ((Pounds)15.00) in respect of each instrument

     (g) Upon every application for consent required by this sub-clause (19) to disclose to the Landlord such information as to the terms proposed by the Tenant as the Landlord may reasonably require and whenever required by the Landlord to provide in writing full details of the actual occupation of the demised premises

(20) To indemnify and keep indemnified the Landlord from liability in respect of any injury to or the death of any person damage to any property (real and personal) the infringe ment disturbance or destruction of any right easement or privilege or other-wise by reason of or arising directly or indirectly out of the repair state of repair condition or any alteration to or to the us herein permitted of the demised premises by the Tenant and from all proceedings costs claims and demands of whatsoever nature in respect of any such liability or alleged liability

(21) To pay to the Landlord all reasonable costs charges and expenses (including legal costs and fees payable to a Surveyor) which may be reasonably incurred by the Landlord in or in contemplation of or incidental to any proceedings under Sections 146 and 147 of the Law of Property Act 1925 and preparation and service of any notice in respect thereof notwithstanding forfeiture for any breach by the Tenant shall be avoided otherwise than by relief granted by the Court or for the purpose of or in reasonable contemplation of or incidental to the preparation and service or justifiable scheduled of dilapidations or notice under the foregoing provisions of this Sub-clause during the said term or within three months after the determination thereof

User
----

(22) (a) To use and occupy the demised premises for the purpose only of uses within the meaning of Class B1 of The Town Country Planning (Use Classes) Order 1987 or for such other use for which the Landlord may give previous consent in writing (such consent not to be unreasonably withheld) and for which the consent of the Planning Authority for the time being shall have been obtained

    (b) Not to use or allow the demised premises or any part thereof to be used for residential or sleeping purposes

    (c) Not to use any other part of the Estate than the demised premises for the parking of motor or other vehicles

    (d) Not to load or unload or pack or stack upon any of the common parts except those parts (if any) designated for that purpose

Alterations
-----------

(23) Not at any time during the said term to damage interfere with or make any addition to or alteration in the demised premises or any party wall or any service conduit apparatus or installation therein but nothing herein contained shall prevent the Tenant with the prior written consent of the Landlord (which shall not be unreasonably withheld or delayed) from making internal non-structural alterations and it may without such consent erect or remove from time to time demountable partitioning PROVIDED ALWAYS that
                                                          ---------------
     at the determination of the said term the Tenant shall at the request of the Landlord dismantle and remove all non-structural internal alterations and demountable partitioning then in the demised premises and reinstate the demised premises and make good forthwith any damage caused

Advertisements
--------------

(24) Not to exhibit affix to or display or permit or suffer to be exhibited affixed to or displayed on or from the exterior of the demised premises or on the external walls rails or fences thereof any sign signboard fascia placard lettering notice price label blind flag pennant sky-sign or any advertisement of any kind whatsoever except such as shall have been previously approved in writing by the Landlord such approval not to be unreasonably withheld or delayed in the case of the usual trade sips of the Tenant and in the event of any such approval being given to observe the terms thereof and at the determination of the said term to remove every such thing so approved and forthwith make good the demised premises Provided Always that the Tenant shall have the right in common with others to place its name upon any general estate board erected for the purpose subject to the same being previously approved by the Landlord

Floor loading
-------------

(25) Not to knowingly place or suspend any object of excessive weight on or from the floors ceilings roofs or walls or structure of the demised premises nor without the Landlord's previous written consent nat to be unreasonably withheld or delayed to set up or permit to be set upon on any part of the demised premises any steam gas or electric or, other boiler engine machine or mechanical contrivance other than the Tenant's usual business machinery

Not to prejudice insurance
--------------------------

(26) (a) Not to do in or on the demised premises or the Estate anything whereby the insurance of the Estate the demised premises or the Landlords fixtures and fittings against the insured risks may be vitiated or prejudiced nor without the consent of the Landlord do or allow to be done anything whereby any additional premium may become payable for the insurance of the demised premises or of any other parts of the Estate and in the event of any Landlords insurance policy for the Estate or any part thereof being vitiated in conse quence of any act action or omission of the Tenant or any Subtenant of the Tenant fully and effectually to indemnify the Landlord against all costs claims proceedings or losses resulting from any damage or injury to the Estate or any part thereof in respect of which compensation is not forthcoming from the Landlords insurance company and against all costs of any increased or additional premiums incurred by the Landlord

     (b) To notify the Landlord forthwith upon becoming aware of the same of any damage to or destruction of the demised premises or any part thereof occasioned by the occurrence of any of the insured risks

     (c) In the event of the Estate or the demised premises or any part thereof being damaged or destroyed by any of the insured risks at any time during the said term and the insurance money under any Insurance affected thereon by the

         Landlord being wholly or partially irrecoverable by reason of any act or default of the Tenant or of any Sub-tenant of the Tenant then and in every such cast the Tenant will forthwith (in addition to the said rents) pay to the Landlord the whole (or as the cast may require) a fair proportion of the cost of rebuilding and reinstating the same any dispute as to the proportion to be so contributed by the Tenant or otherwise in respect of or arising out of this provision to be referred to arbitration in accordance with the provisions of the Arbitration Act 1950

    (d) Not without the prior written consent of the Landlord to effect any insurance (other than that of plate glass) of any buildings on the demised premises but if at any time the Tenant is entitled to the benefit of any insurance on the demised premises then to apply all monies received by virtue of such other Insurance towards asking good with all speed the loss or damage in respect of which the sea shall have been received.


Nuisance
--------

(27) Not to carry on or permit to be carried on upon the demised premises or any part thereof the business to be carried on thereon In a noisy noisome offensive or danger ous manner or do in or upon the demised premises or any part thereof or the Estate any act matter or thing which may be or grow to be or become a nuisance or an annoyance or a disturbance to the Landlord or its tenants or lessees or the owners lessees or occupiers for the time being of any premises forming part of the Estate

Auctions
--------

(28) Not at any time during the said term to hold or permit any sale by auction to be held upon the demised premises or any part thereof without the written consent of the Landlord for that purpose first obtained

Obstruction etc
---------------

(29) (a) Not to do or permit any act or thing whereby tho common parts or any part thereof or any other part of the Estate may be damaged interfered with or obstructed or the fair use thereof by others may be hindered impeded or interfered with in any manner whatsoever and in particular not to leave or permit to be left therein any goods or article of any kind and to perform and observe and procure the performance and observance by all the Tenants servants and agents and by all those coming into the Estate for any purpose connected with the Tenants business of all bye-laws rules and regulations of the local authority or other competent authority made from time to time in relation to any part of the Estate

     (b) Not to bring or allow to be brought into or upon nor permit to remain in or upon the curtilage or the demised premises or the common parts or any part thereof or any other part of the Estate or of any neighbouring or adjoining premises any goods packaging or packing cases waste swarf trade empties or any materials or other things of any kind whatsoever (so that the same shall only be brought into the building or buildings at the demised premises) and particularly not, to trade other than from within the building or buildings at the demised premises

Fire regulations
----------------

(30) (a) Not to use or permit or suffer to be used on any account except in case of fire or other emergency any doors or special exits provided for escape in case of fire


    (b) At all times to comply with and observe the requirements of the relevant authorities having power to deal with means of escape from buildings in the event of fire so far as such requirements affect the demised premises or the fixtures fittings or furniture therein and in common with all other tenants of the Estate entitled to use the same to comply with and observe all the regulations of such authorities which may apply to the remainder of the Estate

     (c) Not to place or store in the demised premises or any part thereof any article or thing which is or may become dangerous offensive combustible inflam mable or explosive without obtaining all required consents in relation thereto

Encroachments etc.
------------------

(31) Not to stop up darken or obstruct any windows lights ventilators or other openings belonging to the demised premises nor to permit any new windows lights ventilators passage drainage or any other encroachment or easement whatsoever to be made or acquired on or over the demised premises and that in cast any encroachment or easement shall be made or acquired or attempted to be made or acquired the Tenant will immediately upon becoming aware of the same give notice thereof to the Landlord and at the request and cost of the Landlord will adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement

Landlords Regulations
---------------------

(32) To perform and observe such reasonable rules and regulations as the Landlord may from time to time make for the general management and conduct of the Estate therein (particularly but without prejudice to the generality of the aforesaid relating to the direction and flow of traffic) and the appurtenances thereof and such regulations and all amendments modifications or additions thereto when communicated in writing to the Tenant shall be deemed to be incorporated in this Lease

Let or sale boards
------------------

(33) To permit the Landlord to enter upon the demised premises and affix and retain without interference upon some part or parts thereof (but not so an to obstruct the access of light and air to the demised premises) notice for reletting or selling the same and to permit all persons with authority from the Landlord at all reasonable hours during the daytime upon at least 48 hours prior notice to enter and view the demised premises

Permit entry for repairing adjoining premises
---------------------------------------------

(34) To permit the Landlord and all others authorised by the Landlord and the adjoining or neighbouring owners tenants and occupiers with or without workman and others and plant materials and equipment at all reasonable times during the day time and having made prior written appointment (save in the case of emergency) to enter and remain upon the demised premises so far as may be necessary in order to build wells (including party walls) or to stop up any openings in wells dividing the demised premises from other parts of the Estate or any adjoining or contiguous premises or to repair or rebuild any part of the Estate or any adjoining or contiguous premises belonging to the Landlord or to cleanse lay re-lay maintain renew empty or repair any of the sewers drains conduits gutters watercourses pipes cables wires machinery equipment apparatus mains and roads and common parts belonging to the same and for all purposes connected with the Landlords obligations and rights under these presents in circumstances where such works cannot otherwise conveniently be carried out the person exercising such rights causing as little noise dust damage and inconvenience as reasonably practicable and forthwith making good all damage to the demised premises or any chattels thereon occasioned by the exercise of such rights and causing as little interference as is reasonably possible to the Tenant's use of the demised premises during the time that such work is being carried out AND
                                                                          ---
     ALSO that in case any dispute or controversy shall at any time or times
     ----
     arise between the Tenant and the tenants or occupiers of any adjoining or contiguous premises belonging to the Landlord including any other part of the Estate the same shall from time to time be settled and determined by the Landlord in such manner as it in writing shall direct in that behalf to which determination the Tenant shall from time to time submit and which determination shall be conclusive and binding upon the Tenant save in the case of manifest error

Prevention of damage by effluent etc. discharge
-----------------------------------------------

(35) (a) Not to permit but to take such measures as may be necessary to ensure that any effluent discharged from the demised premises into the drains or sewers which belong to or are used for the demised premises whether or not in common with other premises will not be corrosive or in any way harmful to the said drains or sewers or cause any obstruction or deposit therein and to keep all pipes watercourses gullies and drains belonging to and used exclu sively by the demised premises properly flushed cleansed and free from obstruction and if any such obstruction shall occur forthwith upon becom ing aware of the obstruction to remove the same and make good any damage caused thereby whether to the structure or the demised premises or otherwise and to indemnify the Landlord against any claims arising from damage caused by such obstruction to adjoining or neighbouring premises or any part of the Estate

     (b) Not to discharge or allow to be discharged from the demised premises any fluid or anything of a poisonous or noxious nature of a kind that will contaminate or pollute the air or water and to indemnify the Landlord against any claims arising from damage caused by such contamination or pollution

     (c) To take at all times throughout the said term all such steps as are necessary and proper to prevent the emanation from the demised premises of noise fumes heat or excessive vibration especially but not only where such emana tion is to the detriment of the Landlord or any others owners or occupiers of the Estate or of the adjoining or nearby premises

Cost of Licences
----------------

(36) To pay the proper and reasonable legal charges and surveyors fees of the Landlord resulting from all applications by the Tenant for any consent of the Landlord required by these presents and also the proper and reasonable legal charges and surveyors fees actually incurred by the Landlord in cases where consent is refused or the application is withdrawn

Indemnity
---------

(37) When required and on demand to contribute and pay to the Landlord or as It may direct a fair and proper proportion of the cost of repairing maintaining replacing renewing and cleansing all party wells fences severs drains pipes watercourses roads passages pavements and other easements used in common with the occupiers of any neighbouring or adjoining premises on the Estate

Landlords Covenants
-------------------

4.  The Landlord hereby covenants with the Tenant as follows:
    -----------------------------

    Insurance
    ---------

    (1) To keep the demised premises insured in some insurance office of repute against loss or damage by fire explosion flood stars tempest aircraft (and articles dropped there from) impact riot civil commotion malicious damage burst pipes and overflowing of cisterns lightning and earthquake (subject to such risks being accepted by insurers) and such other risks as the Landlord shall in its absolute discretion think fit (such policy to contain a non-invalidation clause subject to the same being accepted by Insurers) to such full reinstatement value (having regard for escalation of costs) as the Landlord's Surveyors may from time to time recommend including cover In respect of Architects Surveyors and other professional fees on reinstatement and three years loss of rent and upon written request to produce details of the policy to the Tenant together with confirmation of payment of the last premium and in the event of the demised premises being destroyed or damaged by any of the insured risks during the said term forthwith (as soon as the necessary labour materials and permits are obtained) to lay out all monies received under or by virtue of any insurance affected thereon (other than monies received in respect of lose of rents) in rebuilding or reinstating the same in a good and substantial manner PROVIDED THAT the Tenant may at any time
                                      -------------
     request the Landlord to increase the amount of insurance cover to such amount as it thinks appropriate provided that the Landlord shall be under no obligation to do so where the cover is maintained in respect of the demised premises and other premises and to agree would mean increasing the premium payable by the tenants of the other premises and those tenants object

(2) Subject to payment by the Tenant of the rents herein reserved and provided that the Tenant has complied with all the covenants and obligations on the part of the Tenant to be performed and observed to use its best endeavours to provide such services as are specified in the Fifth Schedule hereto PROVIDED NEVERTHELESS that the
     ---------------------

     Tenant shall have no claim against the Landlord arising out of or in respect of the failure of the Landlord to provide any of the said services by reason directly or indirectly or circumstances outside the reasonable control of the Landlord and in particular (but without prejudice to the generality of the foregoing) by reason directly or indirectly of any act of God or of third parties or any strike lockout or labour dispute or any shortage of labour fuel water gas electricity or other supplies or of any material or other defect or breakdown arising in or occurring to any part of the service installations or other equipment in the Estate used for or in connection with the furnishing of any service provided the Landlord shall have done all it reasonably could to prevent such an event occurring nor shall the Landlord be responsible for or incur any liability in respect of:

     (a) any damage to any person or property by reason of any defect in the structure (including but not exclusively foundations) of any part of the Estate or by reason of the defective working stoppage or breaking of any machinery power or appliance in connection therewith in circumstances beyond the Landlord's control or

     (b) any loss or inconvenience which may be occasioned by any delay or want of supply of water (including heated water) electric current gas or other fuel caused by any service installation or other equipment connected with the supply thereof being defective or out of repair or by the closing down or temporary withdrawal from use of any service installations or boiler or other service equipment for periodic inspection repairs or other necessary purposes in circumstances beyond the Landlord's control

     (c) the act or default of any other tenant or any servant or agent of any other tenant or occupant of the Estate nor for any loss occasioned by theft or negligence of such persons or otherwise

Quiet Enjoyment
---------------

(3) That the Tenant paying the rents hereby reserved and observing and performing the Tenants covenants hereinbefore contained shall and may peaceably hold and enjoy the demigod premises during the said term without any interruption or disturbance from or by the Landlord or any person lawfully claiming through under or in trust for it

5.  PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED that
    ----------------------------------------------------

Re-entry
--------

(1) If the said rents hereby reserved or any part thereof shall at any time be in arrear and unpaid for twenty-one days after the same shall have become due (whether any formal or legal demand therefor shall have been mad or not) or if there shall be any breach of any of the covenants conditions or agreements herein contained and on the part of the Tenant to be performed and observed or if the Tenant or other person or persons in whom for the time being the said term shall be vested (being an individual or individuals) or any of them shall become bankrupt or have a receiving order made against him her or then or make any arrangement or composition with or for the benefit of his her or their creditors or suffer any execution to be levied at the demised premises or if the Tenant or any assignee of the Tenant being a company shall enter into liquidation whether compulsory or voluntary (not being merely a voluntary liquidation for the purpose of amalgamation or reconstruction) or suffer any execution to be levied at the demised premises or have a Receiver or Manager appointed then and in such case it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord in that behalf into or upon the demised premises or any part thereof in the name of the whole to re-enter and the demised premises peaceably to hold and enjoy thenceforth as if these presents had not been made without prejudice to any right of action or remedy of either party against the other in respect of any. antecedent breach of any covenant or condition herein contained

Notices
-------

(2) Any notice required to be given or served under these presents and not otherwise provided for shall be served or deemed to be served if served in accordance with Section 196 of the Law of Property Act 1925 (as amended)

Landlords development
---------------------

(3) Subject to the terms of clause 4(3) hereof nothing herein contained or implied shall impose or be deemed to impose any restriction on the use of any land or building not comprised in these presents or to prevent or restrict in any way the development of any land not comprised in these presents and further that nothing herein contained shall by implication of law or otherwise operate or be deemed to confer upon the Tenant any easement right or privilege whatsoever (other than those herein expressly granted) over or against any adjoining or neighbouring property which now does or hereafter within the specified period shall belong to the Landlord which would or might restrict or prejudicially affect the future rebuilding alteration or development of such adjoining or neighbouring property and that the Landlord shall have the right at any time to make such alterations to or to pull down and rebuild or redevelop any such adjoining or neighbouring property as it may deem fit without obtaining any consent from the Tenant PROVIDED ALWAYS that no unreasonable interference or disturbance shall materially affect the Tenant from carrying on its trade and business and as soon as is reasonably practicable making good any damage thereby caused to the demised premises

Suspension of rent
------------------

(4) In case the demised premises or any part thereof shall at any time be destroyed or so damaged by any of the insured risks as to be unfit for occupation or use then and in any such case (unless the insurance of the demigod premises shall have been vitiated by the act neglect default or omission of the Tenant) the rents hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended and cease to be payable from the date of such destruction or damage aforesaid until the demised premises shall again be fit for use and occupation and such proportion in case of disagreement shall be referred to a single arbitrator in accordance with and subject to the provisions of the Arbitration Act 1950 or any statutory modification or re-enactment thereof


Acceptance of Rent
------------------

(5) Notwithstanding the acceptance of of demand for rent by the Landlord or its agent with knowledge of a breach of any of the covenants on the part of the Tenant herein contained the Landlords right to forfeit these presents an the ground of such breach shall remain in force And the Tenant shall not in any proceedings for forfeiture be entitled to rely upon any such acceptance or demand as aforesaid as a defence

Statutory Compensation
----------------------

(6) Except where any statutory provision prohibits the Tenants right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Landlord on quitting the demised premises or any part thereof any compensation under the Landlord and Tenant Act 1954 or any statute modifying or re-enacting the same

Exclusion of any warranty of fitness
------------------------------------

(7) Neither the granting of this Lease nor any provision herein contained shall operate or be construed as warranting that the demised premises are suitable for the purpose or purposes of the Tenant and the use to which the Tenant proposes now or hereafter to put the demised premises or any use to which (whether subject to conditions or not) the Tenant may be at liberty or may be required under the provisions of these presents to put the demised premises is or may be or become legally permitted whether under the provisions of the Planning Acts or otherwise

     IN WITNESS whereof theme presents have been entered into the day and year first above written

                               THE FIRST SCHEDULE
"THE DEMISED PREMISES"
----------------------

ALL THOSE parts of the Estate shown for the purpose of identification only on
---------
the plan annexed hereto and thereon edged red Together with the buildings erected thereon or on nose part thereof and known as Unit 10 Solent Industrial Estate Hedge End Southampton including but not exclusively doors windows window frames and glass the whole of any structural and non-structural walls and columns forming part of the demised premises out half in thickness of any structural and/or non-structural wall which form a party wall or boundary of the demised premises with adjoining premises the screeding the foundations and the floor and the ceilings (if any) and the roof or roofs of the demised premises AND ALSO including all air water electricity gas and other service pipes wires
--------
ducts and conduits which are within and serve only the demised premises


                                 THE SECOND SCHEDULE
                                 -------------------

Rights and Privileges
---------------------

        (a) the right at all times with or without vehicles for the purpose only of access to and egress from the demised premises in over and along those parts of the common parts shown coloured brown and yellow on the plan annexed hereto as may from time to time be varied at the discretion of the Landlord pursuant to clause 1(4)(e) of this Lease

        (b) the right to use and the benefit of all easements and quasi easements and services subsisting at the date hereof or created within the specified period or maintained for the benefit of the demised premises in over under or against any adjoining or adjacent premises of the Landlord to the extent that the same are necessary for the reasonable enjoyment of the demised premises but excluding any rights of light and air which are and to the extent to which the same or specifically excepted and reserved herein

        (c) the right to use such part of the general car park or car parking area provided by the Landlord (if any), as may be determined by the Landlords surveyor (subject to contributions of service char e as hereinbefore contained) provided that such space so set aside will not be used otherwise than by the Tenant its servants invitees or agents for the sole purpose of parking motor vehicles in such manner as may be approved by the Landlord's surveyor and that no nuisance shall be occasioned in the use thereof

                               THE THIRD SCHEDULE
                               ------------------

Exceptions and reservations
---------------------------

        (a) all rights of light air and easements (but without prejudice to those expressly hereinbefore granted to the Tenant) now or hereafter within the specified period belonging to or enjoyed by adjacent or neighbouring land or building from over or against the demised premises

        (b) the right to build or rebuild or alter any adjacent or neighbouring land or building of the Landlord (whether or not comprised within the Estate) in any manner whatsoever including where necessary to erect scaffolding or gantries and to let the same for any purpose or otherwise deal therewith notwithstand ing that the light or air to the demised premises is in any such case thereby diminished or any other liberty easement right or advantage belonging to the Tenant is thereby diminished or prejudicially affected

        (c) the right of support and shelter and all other easements and rights now or hereafter belonging to or enjoyed by all adjacent or neighbouring land or buildings an interest wherein in possession or reversion in at any time during the said term vested in the Landlord

        (d) the free passage and running of air gas electricity water and soil telephone and other services through or along the pipes wires channels drains and water courses already or hereafter within the specified period to be built or placed in through over or under the demised premises to and from all other parts of the Estate and the right to lay and connect up to the same

        (e) the right in cases of emergency only to use the emergency or escape routes now or hereafter enjoyed or required over or through the demised premises

                              THE FOURTH SCHEDULE
                              -------------------

Provision as to Service Charge
------------------------------

1. The service charge contribution payable by the Tenant shall be calculated by reference to the proportion which the gross area (by external admeasurement) of the buildings from time to time on the demised premises bear to the aggregate gross area (similarly measured) of the other buildings from time to time on the Estate and shall be a fair and reasonable proportion (to be certified by the Landlords Surveyor whose decision shall be final and binding save in the case of manifest error) of the costs and expenses in respect of the Landlords annual expenditure which shall be the aggregate of:-

     (a) the actual cost to the Landlord of the provision by it of the services mentioned in the Fifth Schedule hereto during the relevant year (due allowance being made where any expenditure is met out of the reserve hereinafter mentioned) and

     (b) a sun being the annual depreciation over a fair and proper period (to be determined by the Landlord) of all the capital plant and equipment used in or for the provision of such services

PROVIDED THAT the Landlord may in its discretion include in the Landlords annual
-------------
expenditure in any year a sum by way of reasonable reserve against anticipated future expenditure on the said services

2. The Tenant shall pay to the Landlord on account of the annual service charge on each quarter day in advance such a sum as shall in the reasonable discretion of the Landlord be one equal fourth part of the anticipated annual service charge for the current year such sum to be calculated having regard to the actual service charge payable for the previous financial year

3. At the end of each year the Landlord shall as soon as practicable cause an account to be prepared by the Landlord's auditors of the Landlords annual expenditure for that year and send a copy thereof to the Tenant together with a statement showing the annual service charge payable by the Tenant and the amount paid on account by the Tenant in such year. Any difference due from the Tenant shall be paid to the Landlord within twenty-one days of the receipt of such statement and any balance due to the Tenant shall be allowed against the next payment on account of service charge due from it

4. For the purposes of this Schedule "year" shall mean the period from First January to the next ensuing Thirty First December or such other commencement and expiration dates as the Landlord may declare in writing and insofar as the annual service charge has to be calculated for any period other than a year or a payment on account for any period other than a quarter the same shall be calculated by apportionment on a daily basis

5. The Landlords certificate as to the amount of the Landlords annual expenditure in any year at 11 be final and conclusive as between the Landlord and the Tenant save in the case of manifest error and the Landlord shall make available to the Tenant all vouchers and receipts detailing the expenditure incurred by the Landlord

6. The Landlord will hold in trust for the benefit of all the tenants for the time being of the Landlord's Estate all monies held by way of reserve and the Landlord hereby covenants with the Tenant that upon the sale or other transfer of the reversion immediately expectant upon the term hereby created that it will cause the Purchaser or transferee to become trustee of such reserve on behalf of the tenants as aforesaid


                               THE FIFTH SCHEDULE
                               ------------------

The services to be provided by the Landlord
-------------------------------------------

(1) The maintenance amendment repair renewal replacement rebuilding cleansing decorating and otherwise the keeping in good and substantial repair and condition and the lighting of:-

     (a)  the common parts and

     (b) the boundary wells fences and gates of and in the curtilage of the Estate and any notice or other boards erected for the benefit of the occupiers of the Estate

PROVIDED THAT the Landlord shall not be liable to the Tenant for any
-------------
defects or want of repair unless the Landlord or its agents have had notice in writing thereof and otherwise subject to the other provisions of these presents

(2) The operation amendment repair renewal replacement rebuilding cleansing and maintenance in good working order and repair of the equipment apparatus and appliances (if any) in the common parts including (where applicable but without prejudice to the generality of the foregoing) the watercourses the soakways channels pipes drains sewers cables wires pumps motors ducts and other conducting media the water systems and tanks the reservoirs the sanitary appliances the electrical installa tion and lamps and light fittings on the Estate and the hose reels and other fire fighting appliances which the Landlord is required to provide by statute and all other things provided for the benefit of the Estate and for which no losses or occupier of the Estate is exclusively liable

(3) (a) grassing and tending and keeping tidy and planting with such flora trees and shrubs as the Landlord shall deem at its absolute discretion to be appropriate or such areas as the Landlord may deem at its absolute discretion desirable

     (b) maintaining renewing replacing repairing and keeping in good order and condition all installations appurtenances appointments fixtures fittings bins receptacles tools appliances materials and other things which the Landlord may deem desirable or necessary for the maintenance upkeep or cleanliness of the Estate and the supply of services to the Estate

     (c) employing such solicitors and other professionals and agents managers contractors staff and workmen as the Landlord may at its absolute discretion deem desirable or necessary to enable or sexist it to provide the said services or any of them and for the general conduct management and security of the Estate and all parts thereof and to pay all incidental fees and other expenditure in relation to such employment (including but without limiting the generality of such provision the payment of the statutory and such other insurance health pension welfare and other payments contributions and premiums as the Landlord may at its absolute discretion deem desirable or necessary and the provision of uniforms working clothes and other equipment for the proper performance of their duties)

     (d) paying all rates taxes charges assessments impositions and other outgoings (including but not exclusively charges (if any) for the supply of water gas electricity or any other form of supply of energy utilities or services) payable by the Landlord in respect of the common parts except insofar as the Tenant or any other occupier of the Estate may be liable for the same under the terms of this or their lease or occupation

     (e) keeping the common parts insured upon similar terms (including the Landlords covenant to reinstate) as those set forth in clause 4(l) of this Lease

     (f) taking all steps deemed desirable or expedient by the Landlord for complying with making representations against or otherwise contesting the incidence of the provisions of any legislation or orders or statutory requirements there under concerning town planning public health highways streets drainage or other matters relating to the Estate for which the Tenant is not directly liable hereunder

     (g) enforcing or attempting to enforce against (a) any other tenant of the Estate the observance of any covenant in that tenant's lease the non-observance of which is or may be detrimental to the Tenant and (b) any owner or occupier of adjoining or neighbouring premises the payment of any contribution towards anything used in common with the Estate

     (h) paying a contribution towards the expense of repairing renewing and maintaining and cleansing all ways roads pavements sewers drains pipes water courses party walls party structures party fences walls or other conveniences which may belong to or be used by the occupiers of the Estate in common and in common with other premises near or adjoining thereto

     (i) executing any works as are or at any time during the said term shall under or by virtue of any enactment for the time being in force or by any local or other competent Authority be directed or required to be done or executed in respect of the Estate and for which none of the occupiers of the Estate are liable

     (j) providing any service for the benefit of the Estate as a whole including but not exclusively at the Landlords discretion a general estate board indicating the names of the occupiers of the Estate

PROVIDED ALWAYS that the Landlord may from time to time withhold add to extend
---------------
vary or make any alterations in the rendering of the said services or any of then as the Landlord deems desirable so to do in :he interests of good estate management

(4) in the event only of the Landlord not appointing managing agents the reasonable cost in respect of the general supervision and management of the Estate by the Landlord (but not including any payment in respect of the collection of rent)

(5) the costs and expenses of supplying the account and vouchers and receipts mentioned in the Fourth Schedule hereto

(6) the supply of copies of regulations made by the Landlord under the foregoing provision hereof and copies of all amendments or additions made from time to time thereto

                               THE SIXTH SCHEDULE
                               ------------------

                                     PART I
                                     ------

IN this Schedule the following expressions shall have the meanings respectively
--
assigned to them unless the context otherwise requires:

(1)  "the Initial Rent" the sum of (Pounds)18800.00 per annum (and so
     ------------------
     proportionately for any part of a year) payable in respect of the period expiring on the Review Date first occurring during the said term

(2)  "the Reserved Rent" the yearly rent from time to time payable being the
     -------------------
     Initial Rent for the period expiring on the Review Date first occurring during the said term and thereafter as reviewed in accordance with the provisions of this Schedule

(3)  "Review Date" the date of expiration of the fifth year of the said term and
     -------------
     the date of expiration of each successive period of five years thereafter during the said term (but subject to the provisions of Paragraph (9) of Part 11 of this Schedule)

(4)  "Review period" the period between a Review Date and the next succeeding
     ---------------
     Review Date and the expression "Relevant Review Period" shall be construed accordingly

(5)  "Open Market Rent" the yearly rent at which the demised premises might
     ------------------
     reasonably be expected to be let at the Relevant Review Date or other date upon which such assessment falls to be made by a willing Landlord to a willing tenant in the open market with vacant possession and without fine or premium for a term equal to the residue of the term hereby granted or for a term equal to ten years whichever is the greater assuming

     (i) that the buildings comprised in the demised premises remain in existence and that the covenants and conditions on the part of the Tenant and the Landlord contained in these presents have been duly observed and performed and

     (ii) by a Lease containing the same terms and provisions in all respects as these presents (including the provisions for review of rent but excluding the amount of the Reserved Rent) there being disregarded

          (a) any effect on rent of the fact that the Tenant or any undertenant or their respective predecessors in title have been in occupation of the demised premises and

          (b) any goodwill attached to the demised premises by reason of the carrying on thereat of the business of the Tenant or any undertenant or their respective predecessors in title and

          (c) any increase in rental value of the demised premises attributable to the existence at the Review Date of any improvement to the demised premises or any part thereof carried out with consent where required otherwise than in pursuance of an obligation to the Landlord or its predecessors in title by the Tenant any undertenant or their respective predecessors in title during the said term and

          (d) any effect on rent of the Rent Restrictions or any law for the time being in force which imposes restraint upon increase in the rent payable in respect of the demised premises or recovery of such increases

(6)  "Rent Restrictions" restrictions imposed by any Statute for the time being
     -------------------
     in force and any regulations or orders made thereunder which operate to impose any limitation whether in time or amount on the review of the Reserved Rent and/or the collection of any increase in the Reserved Rent or any part thereof

                                 PART II
                                 -------

(1) The Reserved Rent shall be reviewed as at and (if appropriate increased as from each Review Date during the said term as hereinafter provided and the amount of the Reserved Rent payable for each Review Period shall be the Reserved Rent at the yearly rate which was payable in accordance wit.. the provisions of these presents immediately preceding the Relevant Review Date increased by the amount (if any) by which the Open Market Rent as at such Review Date exceeds the Reserved Rent at the aforesaid yearly rate

(2) The Landlord cad the Tenant shall endeavour to agree the Open Market Rent at each Relevant Review Date and any such agreement shall be in writing signed by or on behalf of the Landlord and the Tenant

(3) If the Open Market Rent shall not have been agreed between the Landlord and the Tenant one month before the Relevant Review Date for whatever reason and the Landlord shall not have previously given to the Tenant notice in writing that there will be no increase in the Reserved Rent for the Relevant Review Period either the Landlord or the Tenant may at any time (whether before or after the Review Date) subject to giving prior notice in writing to the other of not less than seven days duration require the Open Market Rent to be determined by a single arbitrator who shall be an Independent Chartered Surveyor to be jointly appointed by agreement between the Landlord and the Tenant Provided that such arbitrator must have substantial experience of the area and of properties of a similar nature to the demised premises and of the matters in dispute

(4) In default of agreement between the Landlord and the Tenant on the joint appointment of an arbitrator such arbitrator whose appointment shall be subject to the proviso to Paragraph (3) of this Part of this Schedule shall be appointed by the President (or other the Chief Officer or acting Chief Officer) for the time being of the Royal Institution of Chartered Surveyors on the written application of the Landlord or the Tenant who shall be at liberty to make such application at any time after giving the notice last referred to in accordance with Paragraph (3) of this part of this Schedule

(5) The arbitration shall be conducted in accordance with the Arbitration Act 1950 and the determination shall be final and binding upon the parties and shall be notified in writing to the Landlord and the Tenant

(6) If such arbitrator does not give notice of his determination within a period of two months of his appointment or within such extended period as the Landlord and the Tenant shall Jointly agree or in manner aforesaid or if for any reason it becomes apparent that he will be unable to complete his duties under these presents the Landlord and the Tenant may agree upon or either of them may apply for the appointment of a new arbitrator in his place (which procedure may be repeated as many times as may be necessary) and the provisions of this Part of this Schedule will operate in relation to that agreement or application as in relation to any earlier agreement or application

(7) The arbitrator's fees or charges shall be borne by the Landlord and the Tenant in such proportions as the arbitrator shall determine

(8) If the amount of the Open Market Rent has not been ascertained by the Review Date in accordance with the provisions hereof the Tenant shall pay to the Landlord for any interval between the Review Date and the date when the Open Market Rent has been ascertained as aforesaid the Reserved Rent at the yearly rate payable immediately preceding such the Review Date and upon the amount of the Reserved Rent payable from the Review Date being ascertained any additional amount payable for the period commencing on the Review Date and ending on the quarter day immediately following such ascertainment shall be forthwith paid by the Tenant to the Landlord together with interest thereon at the bast rate from time to time of Barclays Bank P.l.c. for the period from the Review Date to the date of actual payment such interest to be recoverable as if it war part of the Reserved Rent

(9) On each and every occasion during the said term that the Rent Restrictions shall prevent or prohibit either wholly or partially:

     (l) the operation of the above provisions for review of the Reserved Rent and/or

(2) the collection of the Reserved Rent or any instalment or part thereof by the Landlord or the retention thereof at any time after collection then and in any such case:-

(3) any Review Date shall be postponed to take effect on the first date or dates thereafter upon which such review may occur and if there shall be a partial relaxation of the Rent Restrictions there shall be a further review of the Reserved Rent on the first date thereafter as aforesaid notwithstanding that the Reserved Rent may have been increased in part on or since the Review Date and/or

(4) the collection of any increase in the Reserved Rent shall be postponed to take effect on the first date thereafter that such increase may be collected and/or retained in whole or part and on as many occasions as shall be required to ensure the collection of the whole increase

AND until the Rent Restrictions shall be relaxed either partially or wholly the
---
Reserved Rent shall be the maximum sum from time to time permitted by the Rent Restrictions

(10) On each occasion that the Reserved Rent is reviewed pursuant to the provisions of this Part of this Schedule the Landlord and the Tenant shall cause a memorandum of the mount thereof payable for the Relevant Review Period to be prepared and a counterpart thereof and for such memorandum to be signed respectively by or on behalf of the Landlord and Tenant

(11) The Reserved Rent payable for any Review Period shall not be less than the amount of the Reserved Rent payable for the period immediately preceding the commencement of such Review Period


THE COMMON SEAL of MARWELL    )
---------------    -------    )
PROPERTY INVESTMENTS LIMITED  )
----------------------------  )
was hereunto affixed in the   )
presence of:-                 )


                                Director
                                --------


                                Secretary
                                ---------

                              DATED          23 JULY            1996
                              --------------------------------------



                              (1)        BRITISH GAS PLC



                              (2) PILKINGTON BARNES-HIND LIMITED



                                        LICENCE FOR CAR PARKING
                                        -----------------------

                                            AT BOTLEY STORES,

                                        SOLENT INDUSTRIAL ESTATE,

                                        HEDGE END, SOUTHAMPTON, HANTA



                                                EVERSHEDS
                                                FITZALAN HOUSE
                                                FITZALAN ROAD
                                                CARDIFF
                                                CF2 1XZ
                                                (REF. 4/SEL\X1867)

                                        EVERSHEDS

                            LICENCE FOR CAR PARKING
                            -----------------------

                                  PARTICULARS
                                  -----------

DATE :         23 JULY  1996
----

Licensor              :             BRITISH GAS PLC whose registered office is at Rivermil House
                                    ---------------
                                    152 Grosvenor Road London SW1V 3JL


Licensee              :             PILKINGTON BARNES-HIND LIMITED whose
                                    ------------------------------
                                    registered office is at Permalens House, 1 Botley Road,
                                    Hedge End, Southampton, SO3Q 3HB


Property              :             the Licensor's property known as Botley Stores, Solent
                                    Industrial Estate, Hedge End, Southampton, Hampshire

Parking Area A        :             the car park forming part of the Property shown edged red
                                    on the attached plan

Parking Area B        :             the car park forming part of the Property shown edged
                                    green on the attached plan

Licence fee           :             (Pounds)3,000 (inclusive of rates taxes and all other
                                    outgoings) plus all VAT properly chargeable thereon payable by installments of
                                    (Pounds)500 monthly in advance, the first payment for the month of July to be made on the date hereof

Licence Periods       :             the period of 1 month from 1 July 1996 to 31 July 1996
                                    in respect of Parking Area A and the period of 5 months from 1 August 1996 to 31
                                    December 1996 in respect of Parking Area B

Licensed Use          :             the parking of private motor vehicles and goods vans (but for the avoidance of doubt not Heavy Goods Vehicles) belonging to the Licensee its employees agents and/or visitors

Permitted Accesses    :             the means of access to and from Parking Area A and
                                    Parking Area B specified from time to time by the Licensor

THIS LICENCE is made on the date specified in the Particulars
------------

BETWEEN:
--------

(1)  THE LICENSOR
     ------------

(2)  THE LICENSEE
     ------------

1    GRANT OF THE LICENCE
     --------------------

     In consideration of the Licence Fee (receipt of which is hereby acknowledged) and the conditions at clause 2 the Licensor grants to the Licensee right to park in Parking Area A and Parking Area B during the respective Licence Periods for the Licenced Use and the right to draw to the reasonable satisfaction of the Licensor white demarcation lines to delineate individual spaces on Parking Area B only, and rights of way over the Permitted Access for the access to and from Parking Area A and Parking Area B respectively in common with all others similarly entitled.

2    LICENSEE'S OBLIGATIONS
     ----------------------

     The Licensee hereby agrees with the Licensor:

     2.1 Not at any time to carry on or about the Parking Area A or Parking Area B any activity whatsoever other than the Licensed Use and not at anytime to carry on or about the Permitted Accesses any activity other than as necessary for the purpose of access to and from Parking Area A and Parking Area B respectively.

     2.2 Not to permit to be done on Parking Area A or Parking Area B or the Permitted Accesses ("the Specified Areas") anything which may be or become:

          a) a nuisance or annoyance to the Specified Areas or the Property or to the owner or occupier of the other property in the neighbourhood

          b) in breach of any legislation relating to the Specified Areas or the Property or its use

          c) in breach of the terms of the Licensor's lease or other title to the Specified Areas or the Property as advised from time to time by the Licensor in writing

          d) in breach of the requirements or recommendations of the Licensor's insurers or which may vitiate any insurance policy relating to the Specified Areas or the Property.

     2.3 To keep the Licensor indemnified against all claims made against the Licensor (save in so far as any such claims are met by the Licensor's insurer) which arise out of:

          a)  the breach of the Licensee of any of its obligations

          b) the exercise by the Licensee or its invitees and any person using the Specified Areas with the consent of the Licensee of the rights hereby granted

          AND ACCORDINGLY the Licensor shall not be liable to the Licensee or
          ---------------
          any person as aforesaid for any personal injury damage loss or negligence howsoever caused to them or to any goods or chattels brought by any person upon the Specified Areas it being the intention of and agreed between the Licensor and the Licensee that the Licensee and other persons as aforesaid shall use the rights hereby granted at the sole risk of the Licensee

     2.4 Not to make any alterations or additions to the Specified Areas and at the end of this Licence (however terminated) to leave the Specified Areas in as good a condition as at the beginning of the Licence and otherwise clean and tidy save that the Licensee is not responsible for any damage caused by a risk against which the Licensor has insured or for any wear or tear caused by the proper exercise of the rights granted

     2.5 Not to assign the benefit of this Licence nor to sub-licence or part with the rights hereby granted over the Specified Areas or any part thereof this Licence being personal to the Licensee

     2.6 To insure the Licensee and all its employees and lawful visitors against all claims arising from the exercise of the rights or for any negligence or default in connection therewith

     2.7 The Licensee shall not carry out any repair or maintenance work to any motor vehicle in the Specified Areas (save for emergency repairs)

     2.8 In the course of the exercise of the rights granted by this Licence the Licensee shall ensure that:

          2.8.1 no unnecessary noise fumes or vibration are caused on the Specified Areas or on the Property and

          2.8.2 no litter is deposited on the Specified Areas or on the Property and

                 2.8.3 no part of the Specified Areas or the Property is damaged or rendered unclean or untidy save that the Licensee is not responsible for any damage caused by a risk against which the Licensor has insured or for any wear or tear caused by the proper exercise of the rights granted

          2.9 The Licence shall not allow petrol oil or other inflammable material to be stored in the Parking Area A or Parking Area B (other than petrol in the tank of any motor vehicle parked therein)

          2.10 The Licensee shall comply with all requirements rules and regulations which may from time to time be made by the Licensor or its agents relating to the control and use of the Specified Areas and the parking of motor vehicles in Parking Area A or Parking Area B and shall conform to all applicable rules and regulations made by any local or other competent authority

3    AGREEMENTS AND DECLARATIONS
     ---------------------------

     3.1 This Licence may be terminated by the Licensor or the Licensee on not less than one month's previous notice in writing

     3.2 The Licensor may by two weeks written notice to the Licensee terminate this Licence if the Licensor requires to carry out a contamination survey/works to the Property

     3.3 The Licensor may by written notice to the Licensee terminate this Licence forthwith if at any time the Licensee is in breach of any of its obligations in this Licence

     3.4 The termination or expiry of the Licence shall be without prejudice to any claim by one against the other in respect of any breach of its respective obligations in this Licence

     3.5 This Agreement constitutes a Licence and confers no tenancy or right to exclusive possession upon the Licensee and possession of the Parking Area A and Parking Area B is retained by the Licensor who retains the right to enter them for any reason without notice

4    LICENSOR'S OBLIGATIONS
     ----------------------

     The Licensor agrees to pay the Rates due in respect of the Specified Areas

5    LEGAL FEES
     ----------

     5.1 The Licensee and the Licensor will be responsible for their own legal costs in connection with this Licence

6    NOTICES
     -------

     6.1 Any notice required to be given hereunder shall be sufficiently given by one party to the other if sent by first class post to the address of the other stated at the head of this Licence and the date of service shall be the next working day after postage

IN WITNESS the hands of the duly authorised representatives of the parties
----------
hereto the day and year first before written

SIGNED on behalf of the Licensor:
------

SIGNED on behalf of the Licensee:                      S. Thakrar
------

DATED                                                                       1994
--------------------------------------------------------------------------------


                    MIDLAND BANK TRUST COMPANY LIMITED  (1)

                    PILKINGTON BARNES-HIND LIMITED      (2)


                    --------------------------------------
                       C O U N T E R P A R T    L E A S E

                                - relating to -
                             100 Car Parking Spaces
                     at Flanders Industrial Park, Hedge End
                                Eastleigh, Hants
                    --------------------------------------



                          REYNOLDS PORTER CHAMBERLAIN
                                CHICHESTER HOUSE
                              278/282 HIGH HOLBORN
                                LONDON WCIV 7HA

                              REF:  DGH/ABB.6-159

THIS LEASE is made the      day of                          One thousand nine
----------
hundred and ninety-four BETWEEN MIDLAND BANK TRUST COMPANY LIMITED whose
                        ------------------------------------------
registered office is at 27/32 Poultry London EC2P 2BX (hereinafter called "the Lessor" which expression shall where the context so admits include the estate owner or estate owners for the time being of the reversion of the parking spaces the subject of this Lease expectant on the cessation of the term hereby granted) of the one part and PILKINGTON BARNES-HIND LIMITED whose registered office is at
                    ------------------------------
Permalens House 1 Botley Road Hedge End Southampton S03 3HB (hereinafter called "the Lessee") of the other part

1.  SUBJECT to the provisions of Clause 4 (2) hereof the Lessor grants to the
    -------
    Lessee a right to use 100 car parking spaces (hereinafter called "the Spaces") in the car park at Flanders Industrial Park Hedge End Eastleigh Hampshire (hereinafter called "the Car Park") the Spaces being shown for the purpose of identification only shown on the plan attached hereto and thereon edged red and edged green TOGETHER WITH rights of pedestrian and vehicular
                              -------------
    access to and egress from the Car Park over the service roads and access ways serving the same for the purposes of gaining access to and egress from the Spaces EXCEPTING AND RESERVING unto the Lessor the rights more
               -----------------------
    particularly described in the Schedule hereto for a term of two years commencing on the 9th day of May One thousand nine hundred and ninety-four and ending on the 8th day of May One thousand nine hundred and ninety-six subject to determination by either side giving to the other one calendar month's notice in writing paying therefor during the said term by monthly instalments in advance on the ninth day of each calendar month the monthly rent of (Pounds)2,083.33 together with Value Added Tax thereon

2.  THE Lessee HEREBY AGREES with the Lessor as follows:-
    ---        -------------


    (1)  to pay the said rent whether formally demanded or not

    (2) to pay all rates and outgoings of an annual or recurring nature payable in respect of the Spaces

    (3) to use the Spaces for the parking of private motor vehicles and light vans only (save that those spaces that are shown edged green on the Plan can also be used for other commercial vehicles) in accordance with the agreements conditions and reservations hereinafter mentioned and to exercise the rights hereby granted at all times in a safe and orderly manner and at no time to drive or permit any vehicles in the control of the Lessee to be driven otherwise than at a safe speed and at all times to have due regard for the safety of others

    (4) to keep the Spaces clean and tidy and not to do or permit anything to be done upon the Spaces or any part thereof which may be or become a nuisance annoyance or inconvenience to the Lessor or any of its tenants or the occupiers of the Car Park or other property in the neighbourhood and in particular to avoid all unnecessary noise in connection with the user of the same

    (5) forthwith to make good to the satisfaction of the Lessor all damage caused to the Spaces or to the Car Park by the Lessee or the Lessee's employees servants visitors licensees or permitted sub-tenants but this provision does not impose any liability whatsoever on the Lessee to maintain the Spaces or repair any damage which may be caused only as a result of the exercise of the rights hereby granted in accordance with the provisions herein

    (6) not to do or permit to be done anything whereby the policy or policies or insurance on the Spaces or the Car Park or any adjoining building may become void or voidable or whereby the rate of premium thereon may be increased

    (7)  not to make any alterations or additions to the Spaces

    (8) not to allow any person other than employees servants visitors licensees or permitted sub-tenants of the Lessee to use the Spaces without the previous consent in writing of the Lessor nor to assign the benefit of the whole or part of this Lease

    (9) not to permit the storage of materials or merchandise within the Spaces or in any part of the Car Park nor to place or deposit or permit to be placed or deposited in the Car Park any rubbish or refuse or chattels of any description and at all times to ensure that no obstruction or inconvenience is caused to others (other than transitory obstruction or inconvenience)

   (10) not to permit any washing of vehicles to be carried out on the Spaces nor to carry out any works of maintenance or repair to any vehicle thereon except such as may be necessary to enable the vehicle to be moved from the Spaces

   (11) to use best endeavours to ensure at all times that the user of the Spaces complies with any security system which the Lessor may implement from time to time including any scheme relating to the exhibition of car parking identification stickers or notices and at all times to ensure that the user of the Spaces has any necessary pass card as may be required for access to and egress from the Car Park

   (12) not to obstruct or knowingly permit the obstruction of the service roads and access ways serving the Car Park

   (13)  (i)  not to affix or exhibit or to permit to be affixed or exhibited to or upon any part of the Spaces any placard poster signboard flag or other advertisement

        (ii) not to affix or exhibit or permit to be affixed or exhibited to or upon any part of the Spaces any sign or paint markings

   (14) not knowingly to allow to pass into the sewers drains or watercourses serving the Spaces or the Car Park any noxious or deleterious effluent or other substance whatsoever which may cause an obstruction in or injure the said sewers drains or watercourses and in the event of any obstruction or injury forthwith to make good all such damage and any damage caused to the Spaces or the Car Park to the satisfaction of the Lessor

   (15) to indemnify the Lessor against all claims loss damage accident costs expenses or liability whatsoever in respect of any injury to any person or property occasioned howsoever out of this Licence or the use of the Spaces hereunder in the exercise or purported exercise of the rights granted herein

   (16) not to bring or permit to be brought into the Spaces or into the Car Park any flammable or combustible materials other than petrol or oil contained in the tank and engine of any vehicle for the time being using the Spaces

   (17) to comply with the requirements of all Statutes (including in particular the requirements of any Petroleum Acts or related legislation in force) order byelaws planning permissions advertisements consent, and all other permissions consents and licences applicable to the Spaces or the Car Park

   (18) to comply with all rules and regulations which the Lessor or the Local or any other competent Authority may from time to time make in connection with the user of the Car Park in respect of the Spaces and/or the Car Park subject to such variation in respect of the Spaces as may from time to time be agreed between the parties hereto in writing and which are compatible with the provisions of this Licence and are reasonably intended for the good management of the Car Park and the Spaces and for the comfort and convenience of the permitted users and occupiers of the Car Park

THE Lessor agrees with the Lessee that the Lessor will (subject to contribution
---
by the Lessee as herein for provided) discharge all rates taxes and outgoings payable in respect of that part of the Car Park not included in the Spaces

PROVIDED ALWAYS AND IT IS HEREBY AGREED as follows:-
---------------------------------------

If any of the rents hereby reserved or any part thereof shall at any time remain unpaid for fourteen days after the same shall become due and whether the same shall have been legally demanded or not or if there shall be a breach of any of the Lessee's covenants or agreements herein contained then the Lessor may re-enter upon the Spaces and thereupon this Lease shall absolutely determine but without prejudice to the rights of the Lessor in respect of any antecedent breach of any agreement by the Lessee herein contained

The Lessor shall be at liberty from time to time to allot to the Lessee an alternative or alternative car parking spaces in substitution for the Spaces such alternative spaces to be of approximately the same dimensions as those to be withdrawn from this Licence upon giving to the Lessee not less than seven days notice in writing and immediately upon the expiration of such notice the Lessor will give up or cause to be given up possession of the Spaces so to be withdrawn and accept in lieu thereof the alternative spaces specified in such notice and thereupon the provisions and agreements herein contained shall apply to such alternative spaces in like manner as to the original Spaces the subject of this Licence

If at any time during this Licence it shall be necessary for the Lessor to carry out any repairs or other works to the Car Park (including the Spaces) or any services therein the Lessor must use all reasonable endeavours to provide alternative car parking spaces in substitution for the Spaces affected but otherwise the rights and liberties in respect of those of the Spaces affected thereby granted may be temporarily suspended for the period of such repairs or other works and the rent payable hereunder or a proportion of part thereof shall cease to be payable until the Spaces or suitable alternative spaces shall again be made available for use provided that no abatement of the rent shall be made for any period of suspension not exceeding seven working days

The Lessor shall have the right to remove or wheel clamp any vehicle which is is not parked in accordance with the terms herein and is in so doing the Lessor shall not be responsible for any loss or damage to any vehicle which has been so removed or wheel clamped

No liability shall attach to the Lessor or its servants or agent, if for any reason the Spaces is occupied in a manner not authorised by this Licence

The Lessor shall not be responsible for any loss or damage which at any time during the said period may be done to or suffered by the Lessee or any of the Lessee's employees or servants or visitors of the Lessee or its permitted subtenants or be done to any vehicle or other goods or property of the Lessee or of sub-tenants as aforesaid by reason of any neglect or default of any other tenant or occupier of the Car Park or of any servant or agent of the Lessor in breach neglect or non fulfilment of its duty

Any notice under this Licence shall be in writing and any notice to the Lessee shall be valid and effectual and shall be deemed to be sufficiently served if addressed to the Lessee at its registered office or sent to it by prepaid post and any notice to the Lessor shall be deemed to be sufficiently served if addressed to Property Investment Department Abbey Life Assurance Company Limited at Abbey Life Centre 100 Holdenhurst Road Bournemouth BH8 8AL or to such other address as the Lessor may specify by notice in writing to the Lessee

EXCLUSION OF LANDLORD AND TENANT ACT
------------------------------------

It is hereby agreed and declared that the provisions of Sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 as amended by Section 5 of the Law of Property Act 1969 shall not apply hereto and this Lease has beer. duly
authorised by Order of the Lambeth County Court dated the      day of
1994


AGREEMENT FOR LEASE
-------------------
We certify that there is no Agreement for Lease to which this lease gives effect


IN WITNESS whereof the Lessor and the Lessee have caused this document to be
----------
executed as a deed the day and year first above written

                     THE SCHEDULE hereinbefore referred to
                     -------------------------------------

                Rights and Reservations in favour of the Lessor
                -----------------------------------------------

To the free and uninterrupted passage of sewers drains channels pipes conduits and cables and the use thereof for the running of soil water gas or electricity from or to other property of the Lessor

To install additional sewers drains channels pipes conduits and cables in the use thereof as may be necessary from time to time to serve the adjoining property of the Lessor but so that this right shall not be exercised without the Lessor first making suitable alternative arrangements as may be necessary for the Lessee's parking rights

The use of and the right to repair and alter the adjoining property of the Lessor notwithstanding that temporary interference may be caused to the Lessee subject however to the Lessor making such satisfactory temporary alternative arrangements as may be necessary for the Lessee's parking rights but so that this right shall not be exercised without the Lessor first making suitable alternative arrangements as may be necessary for the Lessee's parking rights


Subject to the provisions of clauses 4.2 and 4.3 and paragraphs 2 and 3 of this Schedule to allocate alternative car parking spaces on a temporary basis or temporarily suspend all rights liberties and services relating to the Spaces at any time as may be necessary to enable repairs or other works to be carried out to the Car Park and subject when it is not possible to make satisfactory alternative arrangements to a proportionate suspension of the rent

For an authorised appointee of the Lessor or the Local or other competent Authority to patrol the Car Park for the purpose of removal therefrom of any unauthorised vehicle

EXECUTED AS A DEED (but not delivered    )
------------------
until the date hereof) and THE COMMON    )
                           ----------
SEAL of PILKINGTON BARNES-HIND           )
        ----------------------
LIMITED was affixed in                   )
_______ presence of:-                    )


                        Director


                        Secretary    R. M. Visick

THIS ASSIGNMENT is made the 2nd day of  October One Thousand nine hundred and
---------------
ninety-six BETWEEN PILKINGTON BARNES-HIND OPTICS LIMITED whose registered office
           ------- -------------------------------------
is at Permalens House, Botley Road, Hedge End, Southampton S03 3HB (hereinafter called "the Assignor") of the one part and PILKINGTON BARNES-HIND LIMITED whose
                                           ------------------------------
registered office is at Permalens House aforesaid (hereinafter called "the Assignee") of the other part

WHEREAS:-
-------

1) By a Lease (hereinafter called "the Lease") particulars of which are set out in the First Schedule hereto the property more particularly described in the Second Schedule hereto (hereinafter called "the Property") was demised for the term of years and at the yearly rent specified in the Lease and subject to the performance and observance of the covenants on the part of the lessee and the conditions contained in the Lease

2) The property remains vested in the Assignor for the residue of the term granted by the Lease subject to the covenants but otherwise free from encumbrances

3) The Assignor has agreed with the Assignee for the assignment to it of the Property for the residue now unexpired of the term granted by the lease

4)  The consent of the Lessor has been obtained as required by the Lease

NOW THIS DEED WITNESSES as follows:-

1. In pursuance of the above agreement and In consideration of the covenants contained on the part of the Assignee the Assignor as beneficial owner assigns to the Assignee ALL THAT the Property TO HOLD to the
                            --------              -------
    Assignee for all the residue now unexpired of the term of years granted by the Lease SUBJECT henceforth to the payment of the rent reserved by
                 -------
    and the performance and observance of the covenants and agreements on the part of the lessee and the conditions contained in the Lease

2. With the object of and intention of affording to the Assignor a full and sufficient indemnity but not further or otherwise the Assignee covenants with the Assignor that they and their successors in title will:-

    (1) during the term granted by the Lease duly pay all rent becoming due under the Lease and perform and observe all the covenants and conditions contained in the Lease and henceforth on the part of the lessee to be performed and observed and

    (2) keep the Assignor indemnified against all proceedings costs claims and expenses on account of any omission to pay the said rent or breach of any of the said covenants and conditions

3. It shall not be implied that any of the covenants on the part of the lessee contained in the Lease have been performed or observed which is performed or observed would put the Property into a state or condition other than that which it is now

I N   W I T N E S S whereof the Assignor and the Assignee have caused their
-------------------
respective Common Seals to be hereunto affixed to this Deed the day and year first before written

                     THE FIRST SCHEDULE above referred to
                     ------------------
                          (Particulars of the Lease)

Date              Parties                                    Term
-----             -------                                    -----
8th April 1980    Redland Automation Limited (1)        25 years from the 25th
                  Global Vision UK Limited (2)          March, 1980
                  Cooper Health Products Limited (3)


                     THE SECOND SCHEDULE above referred to
                     -------------------
                                (The Property)

ALL THAT premises at Brickfield Land Chandlers Ford Eastleigh Hampshire as
--------
described in Part I of the First Schedule to the Lease




THE COMMON SEAL of PILKINGTON BARNES-HIND
                   ----------------------
OPTICS LIMITED was hereunto affixed in the presence of:-
--------------

 ............................................................ Director

 ............................................................ Secretary


THE COMMON SEAL of PILKINGTON BARNES-HIND
                   ----------------------
LIMITED ws hereunto affixed in the presence of:-
-------

S. B. L. Fraser............................................. Director

S. Thakrar.................................................. Secretary

                           Dated                                            1996
                           -----------------------------------------------------



                                      PILKINGTON BARNES-HIND OPTICS
                                      -----------------------------
                                                LIMITED
                                                -------


                                                  and



                                      PILKINGTON BARNES-HIND LIMITED
                                      ------------------------------
                                              Assignment of


                                              Premises at
                                      Brickfield Lane, Chandlers Ford,
                                          Eastleigh, Hampshire,


                                      Pilkington Properties Limited
                                      Legal Section,
                                      The Court,
                                      Alexandra Park,
                                      Prescot Road,
                                      ST. HELENS,

                                      WA10 3TT

THIS ASSIGNMENT is made the 4th day of July One thousand nine hundred and ninety
---------------
six BETWEEN PILKINGTON BARNES-HIND (U.K.) whose registered office is at
    ------- -----------------------------
Permalens House, Botley Road Hedge End, Southampton, S03 3BB (hereinafter called "the Assignor") of the one part and PILKINGTON BARNES-HIND LIMITED whose
                                    ------------------------------
registered office is at Permalens House aforesaid (hereinafter called "the Assignee") of the other part

WHEREAS:-
-------

1. By a lease (hereinafter called "the Lease") particulars of which an set out in the First Schedule hereto the property more particularly described in the Second Schedule hereto (hereinafter called "the Property") was demised for the term of years and at the yearly rent specified in the Lease and subject to the performance and observance of the covenants on the part of the lessee and the conditions contained in the Lease

2. The Property remains vested in the Assignor for the residue of the term granted by the Lease subject to the covenants but otherwise free from incumbrances

3. The Assignor has agreed with the Assignee for the assignment to it of the Property for the residue now unexpired of the term granted by the Lease

4.  The consent of the Lessor has been obtained as required by the Lease

NOW THIS DEED WITNESSES as follows:-
-----------------------

1. In pursuance of the above agreement and in consideration of the covenants hereinafter contained on the part of the Assignee the Assignor assigns with limited title to the Assignee ALL THAT the Property TO HOLD the Property to
                                  --------              -------
    the Assignee for all the residue now unexpired of the term of years granted by the Lease SUBJECT henceforth to the payment of the rent reserved by and
                 -------
    the performance and observance of the covenants and agreements on the part of the tenant and the conditions contained in the Lease

2. With the object of and intention of affording to the Assignor a full and sufficient indemnity but not further or otherwise the Assignee covenants with the Assignor that they and their successors in title will:-

    (1) during the term granted by the Lease duly pay all rent becoming due under the Lease and perform and observe all the covenants and conditions therein contained and henceforth on the part of the Lessee to be performed and observed and

    (2) keep the Assignor indemnified against all proceedings costs claims and expenses on account of any omission to pay the said rent or breach of any of the said covenants and conditions

3. It shall not be implied that any of the covenants on the part of the lessee contained in the Lease have been performed or observed which if performed or observed would put the Property into a state or condition other than that which it is now

IN WITNESS whereof the Assignor and the Assignee have caused their respective
----------
Common Seals to be hereunto affixed to this Deed the day and year first before written


                      THE FIRST SCHEDULE above referred to
                      ------------------

                           (Particulars of the Lease)

Date           Parties       Term           Initial
----           -------       ----           -------

                                              Rent
                                              ----


1.11.1973    Ronverworth Limited (1)  25 years from the

             C.J. Murray D.A. Murray  29th September, 1973

             and P.T. Murray (2)

                     THE SECOND SCHEDULE above referred to
                     -------------------

                                 (The Property)

The Premises more particularly described in the Lease but in short known as Unit in Speedwell Close, Chandlers Ford Industrial Estate, Eastleigh, Hampshire

THE COMMON SEAL of PILKINGTON                   )
BARNES-HIND (U.K.) LIMITED was                  )
hereunto affixed in the presence of:-           )

                                                Director
-----------------------------------------------
                                                Secretary
-----------------------------------------------

THE COMMON SEAL of PILKINGTON                   )
BARNES-HIND LIMITED was                         )
hereunto affixed in the presence of:-           )

S.B.L.Fraser                                    Director
------------------------------------------------


S. Thakrar                                      Secretary
-----------------------------------------------

                              M E M O R A N D U M

     THE LANDLORD    Midland Bank Trust Company Limited
                     As Trustee for Abbey Life
                     Assurance Company Limited

     THE TENANT      PILKINGTON BARNES-HIND (UK) LTD

     WHEREAS The Landlord at the date hereof is entitled to the reversion expectant on the termination of the term of the Lease, short particulars of which are set out in the Schedule hereto and the term thereby created is vested in the Tenant, IT IS HEREBY RECORDED that the rent reserved thereunder has been revised pursuant to the rent review provisions therein contained and with effect from 1 November 1993 the revised provisions therein contained and with effect from 1 November 1993 the revised rent is (Pounds) 265,000 (Two Hundred Sixty Five Thousand Pounds and 00 Pence) per annum.


                                  THE SCHEDULE

          DATE:          1 November 1983

          DOCUMENT:      UNDER LEASE

          PARTIES:       DEVON COUNTY COUNCIL

               AND
                         COOPERVISION (UK) LTD

               AND

          PROPERTY:      1 TO 9 ODD NOS INCLUSIVE
                         BOTLEY ROAD AND LAND ADJOINING HEDGE END
                         SOUTHAMPTON

          TERM:          25 years     0 months     0 days from 1 November 1983

================================================================================

     SIGNED                           DATED   25th November 1994
            --------------------           -------------------------

     Duly authorised
     for and on behalf of
     MIDLAND BANK TRUST CO LTD

================================================================================

     SIGNED    R. M. Visick                DATED   5th December 1994
           ------------------------             -------------------------

     Duly authorised Director*
     for and on behalf of
     THE TENANT

     Name in Block Capitals   R. M. Visick
                           ----------------------------------------
----------
================================================================================

*delete as applicable

THIS UNDERLEASE is made the first day of November One thousand nine hundred and
---- ----------
eighty-three B E T W E E N (1) DEVON COUNTY COUNCIL of County Hall Topsham Road
             -------------     ----- ------ -------
Exeter Devon (hereinafter called "the Landlord") and (2) COOPERVISION (UK)
                                                         ------------ ----
LIMITED whose registered office is situate at Unit 18 Solent Industrial Estate
-------
Hedge End Southampton SO3 2FY (hereinafter called "the Tenant").

WITNESSETH     as follows:
----------

Interpretation
--------------

1.   In this Underlease and in the Schedules hereto:

     1(1) Words importing one gender shall include all other genders and words importing the singular shall include the plural and vice versa

     1(2) The headings to the clauses hereof and Schedules hereto shall be deemed not to form any part hereof and shall not affect the interpretation hereof in any way

     1(3) Where the Tenant consists of two or more persons covenants and agreements by and with the Tenant shall be construed as covenants and agreements by and with such persons jointly and severally

     1(4) Where the context so requires or admits the following words and expressions shall have the following meanings:

           (a) "the Landlord" shall include the estate owner or owners for the time being of the reversion immediately expectant on the term hereby granted and shall where the context admits also include all superior landlords

          (b) "the Tenant" shall include the Tenant's successors in title

     (c) "the demised premises" shall mean the property described in the First Schedule hereto including but not exclusively:

          (c)(i) all walls exterior and interior whether load bearing or not as well as all floors foundations joists beams and other load bearing parts thereof and all roofs over the property and all buildings and structures from time to time thereon

          (c)(ii) all glass paving boundary walls gates and fences and railings vaults pavement lights and appurtenances in or on the property

          (c)(iii) all pipes wires cables or other service media (hereinafter referred to as "Conduits") which serve the property and which definition shall include the radiators and central heating pipes and fire alarm system situate within the property

          (c)(iv) any alteration reconstruction rebuilding addition or improvement to the property

          (c)(v) all Landlords fixtures and fittings in the property and plant machinery and equipment whether now or hereafter affixed thereto

     (d) "the said term" shall mean the term hereby granted and any statutory continuation or extension thereof

Demise and Rents
----------------

2. In consideration of the rents covenants and conditions hereinafter reserved and contained and on the part of the Tenant to be paid performed and observed the Landlord HEREBY DEMISES unto the Tenant ALL THAT the demised premises EXCEPT
             ------ -------                 --- ----                      ------
AND RESERVING unto the Landlord and its lessees tenants agents servants licensees and other persons claiming through or under the Landlord and all other persons who now
have or may hereafter be entitled to or are granted by the Landlord a similar right or rights the easements rights and privileges specified in the Second Schedule hereto TO HOLD the same unto the Tenant Subject so far as the same
                -- ----
relate to the demised premises and are still subsisting and capable of being enforced to the matters contained or referred to in the documents specified in the Third Schedule hereto (hereinafter together called "the encumbrances") from the _____ day of __________ One thousand nine hundred and eighty ______ for a term of TWENTY FIVE YEARS PAYING therefor throughout the said term and so in
        ------ ---- ----- ------
proportion for any less time than a year FIRST the yearly rent of One hundred
                                         -----
and seventy five thousand pounds ((Pounds)175,000) (subject to revision as hereinafter provided) by four equal quarterly payments in advance on the usual quarter days in every year without any deduction whatsoever AND SECONDLY by way
                                                            --- --------
of further rent a fair proportion to be determined by the Landlord of the cost incurred by the Landlord from time to time in complying with the covenants in clause 5(1) hereof (including valuations from time to time as may be reasonable) for the insurance of the demised premises (the premiums for such insurance to be at normal market rates unless circumstances otherwise require) such rent to be paid on demand the first payment of rents under this Underlease in respect of the period from the ___ day of ________ One thousand nine hundred and eighty _____ to the next ensuing quarter day to be made on the execution hereof PROVIDED ALWAYS that in the event of the said rents or any part thereof being in
-------- ------
arrear for more than fourteen days whether lawfully demanded or not the Tenant shall pay interest calculated on a daily basis with quarterly rests at the rate of Three per centum per annum above the base lending rate of Barclays Bank Limited for the time being in force on the amount in arrear from the day on which it became payable until the day payment is made and to be payable to the Landlord on demand but without prejudice to any other rights the Landlord may enjoy and the aggregate amount for the time being so payable shall at the option of the Landlord be recoverable by action or as rent in arrear

Tenants covenants
-----------------
3.   THE Tenant HEREBY COVENANTS with the Landlord as follows:
                ------ ---------

     To pay rent
     -----------

     3(1) To pay the rents hereby reserved and any interest on arrears of rent as hereinbefore provided on the days and in manner aforesaid without any deduction whatsoever

     Taxes
     -----
     3(2) Subject as indicated hereunder to bear pay and discharge all existing and future rates taxes levies assessments duties outgoings charges and impositions whatsoever (whether imposed by statute or otherwise and whether of a national or local character) now or at any time or times during the said term assessed imposed or charged upon or payable in respect of the demised premises or any part or parts thereof or in respect of any development or any realisation of development value in respect thereof or of any part or parts thereof arising from any act commission or omission whatsoever of the Tenant or any party under the control or on behalf of the Tenant and whether payable by the Landlord or Tenant or by the owner or occupier thereof save only such occasioned by any disposition of the ownership of the reversion to this Underlease PROVIDED that the Tenant shall not be
                                        --------
           liable to make any such payments as aforesaid insofar as they are incurred by the Landlord or the occupier of the demised premises prior to the date hereof

V.A.T.
------
     3(3)  To pay to any superior landlord and the Landlord or (as the case may
           be) to its solicitors surveyors or other agents to whom any payment is due under the covenants agreements and provisions herein contained or implied which is a payment whereas Value Added Tax or other similar fiscal charge is chargeable the amount of Value Added Tax or other similar fiscal charge chargeable in respect of the payment at the rate applicable to that payment PROVIDED THAT the obligation to
                                               -------- ----
           pay the value added tax or similar duty imposed by this sub-clause shall not arise where the party to be paid is a registered trader for the purposes of the said tax and is in a position to claim a refund of the tax from H.M. Customs and Excise

     Gas electricity and water charges
     ---------------------------------
     3(4) To pay for all gas and electricity and water consumed on or by the demised premises and all telephone charges and to observe and perform at the Tenants expense all present and future regulations and requirements of the gas and electricity and water supply authorities and the Post Office concerning the demised premises and to keep the Landlord indemnified in respect thereof

     Repair
     ------
     3(5) From time to time and at all times during the said term to keep and maintain (and where appropriate renew rebuild and replace) the whole of the demised premises (including the carpet if any laid to the floor thereof) in good and substantial order repair and condition (but excepting damage by the insured risks provided that such damage is not excluded by the Landlords policy or policies of insurance and such policy or policies shall not have become vitiated or payment of the policy monies refused in whole or in part in consequence of some act neglect or default of the Tenant) AND to repair or replace
                                                 ---
           forthwith by new articles of similar quality and function any fixture or fitting or plant or equipment (other than Tenants or trade fixtures or fittings) upon or in the demised premises which shall become in need of repair or replacement

     Decoration
     ----------

     3(6) Without prejudice to the generality of the next preceding sub-clause to the reasonable satisfaction of the Surveyor for the time being of the Landlord in every fifth year of the said term (to run from the commencement of the said term) and also in the last year thereof (howsoever determined) to paint in a proper and workmanlike manner all the inside wood iron and other parts heretofore or usually painted of the demised premises with a sufficient number (not being less than two) of coats of best quality paint and so that such internal painting in the last year of the said term shall be of a tint or colour approved in writing by the Landlord and also with every such internal painting to clean wash whitewash colourwash grain varnish or wax polish paper stop whiten distemper and otherwise decorate and treat in a proper and workmanlike manner all such internal parts of the demised premises that have been so treated and as often as may be necessary to clean and treat in a suitable manner for its maintenance in good condition all the inside wood and metal work and polished stone not required to be painted or polished or distempered and to clean all tiles glazed bricks and similar washable surfaces and so that in the last year of the said term the tints and colours of all such works of internal decoration shall be approved by the Landlord in writing AND in every third year of the said term to run from the
                      ---
           commencement of the said term and in the last year thereof (howsoever determined) but not so as to occur in two consecutive years but rather in the later thereof to paint all parts of the outside wood and ironwork of the demised premises and all additions thereto as are usually or heretofore painted with a sufficient number (not being less than two) of coats of best quality paint in accordance with the existing colour scheme or some other colour scheme previously approved in writing by the Surveyor for the time being of the Landlord such approval not to be unreasonably withheld and also with every such external painting to clean wash whitewash colourwash grain varnish or wax polish all such external parts of the demised premises that have been so treated and where necessary make good and clean and treat in a suitable manner and repaint all outside cladding stucco or cement or brickwork and surfaces AND in every tenth year of the said
                                            ---
           term and in the last year thereof (howsoever determined) to replace the carpet laid to the floor of the demised premises or any part thereof with carpet of similar quality AND also to keep the windows
                                                  ---
           of the demised premises properly cleaned inside and outside AND to
                                                                       ---
           keep any part of the demised premises not covered by buildings in a neat and tidy condition and free from weeds and where appropriate properly landscaped and tended

     Yield Up
     --------
     3(7) At the expiration or sooner determination of the said term quietly to yield up to the Landlord the demised premises duly painted repaired rebuilt renewed cleaned maintained amended and kept in all respects consistent with a full and due performance of the covenants in that behalf herein contained Provided however that the Tenant may prior to the date of such expiration or determination remove all tenants or trade fixtures making good nevertheless at the expense of the Tenant and to the reasonable satisfaction of the Landlord any damage to the demised premises caused by such removal and shall remove all the Tenants furniture fittings papers and refuse and so that the Landlord may treat as abandoned by the Tenant and may arrange for the removal and destruction of any such fixtures and other items not removed by the Tenant prior to the said expiration or determination and the cost of such removal and destruction shall be paid by the Tenant to the Landlord on demand AND PROVIDED FURTHER that if the Tenant shall fail
                              --- -------- -------
           to leave the demised premises in such condition as aforesaid then and in such case the Landlord may do or effect all such repairs replacements renovations and decorations for which the Tenant shall be liable hereunder and the cost thereof shall be paid by the Tenant to the Landlord on demand and the certificate of the Landlords Surveyor certifying the cost to the Landlord shall be final and binding on the Tenant in the absence of any manifest error and the Tenant will also pay to the Landlord mesne profits at the rate of the rent payable hereunder immediately prior to the said expiration or determination during the period reasonably required for carrying out such work and the amount of such mesne profits to be added to the cost of carrying out such work as aforesaid

     Fire Fighting Equipment
     -----------------------
     3(8) To keep the demised premises sufficiently supplied and equipped with fire fighting and extinguishing apparatus and appliances which shall be open to the inspection and maintained to the reasonable satisfaction of the Landlord and of the local fire authority and also not to obstruct the access to or means of working of such apparatus and appliances

     Entry for Repairs
     -----------------
     3(9) To permit the Landlord and any person authorised by it upon prior reasonable notice in writing (except in emergency) to enter upon the demised premises at all convenient hours during the daytime to view the state and condition and user of the same and the fixtures and fittings therein and to take a plan thereof and of all defects decays and wants of reparation there found for which the Tenant shall be responsible hereunder to give notice in writing to the Tenant and within two months next after every such notice as aforesaid (or immediately in case of need) to repair well and substantially and make good all such defects decays and wants of reparation to the demised premises and the fixtures and fittings therein for which the
           Tenant is liable hereunder PROVIDED ALWAYS that if the Tenant shall
                                      -------- ------
           make default in the execution of the repairs and works referred to in such notice it shall be lawful for the Landlord and any persons authorised by the Landlord (but without prejudice to the right of re-entry hereinafter contained) to enter upon the demised premises and execute such repairs and works and restore the same and the cost thereof (including any surveyors or other fees incurred and whether or not such repairs and works are executed by the Landlord) shall be repaid by the Tenant to the Landlord on demand as liquidated damages together with interest on the expenses incurred by the Landlord under the above proviso in accordance with the terms of the proviso to clause 2 of this Underlease relating to late payments of rents

     Taking inventories
     ------------------
     3(10) To permit the Landlord and any person authorised by the Landlord to enter upon the demised premises upon prior reasonable notice in writing at all reasonable hours during the daytime to take schedules or inventories of fixtures and fittings and things to be yielded up at the determination of the said term

     Acts of Parliament
     ------------------
     3(11) To observe and comply with the provisions and requirements of every enactment (which expression in this Underlease includes as well every Act of Parliament already or hereafter to be passed (whether or not being a modification or re-enactment) as every instrument rule notice order regulation and bye-law already or hereafter to be made under or in pursuance of any such Act and without prejudice to the generality of the foregoing specifically includes the Factories Acts the Offices Shops and Railway Premises Act 1963 the Health and Safety at Work etc Act 1974 and every order and regulation made or to be made thereunder) so far as they relate to or affect the demised premises or any part thereof and maintain all arrangements which by or under any enactment or bye-law are or may be required at any time during the said term to be executed provided or maintained whether by the Landlord or the Tenant and to indemnify the Landlord at all times against all costs charges and expenses of or incidental to the execution of any works or the provision or maintenance of any arrangements so required as aforesaid and not at any time during the said term to do or omit or suffer to be done or omitted in or about the demised premises any act or thing by reason of which the Landlord may under any enactment incur or have imposed upon it or become liable to pay any penalty damages compensation costs charges or expenses

     Planning Acts
     -------------
     3(12)(i) To comply in all respects during the currency of this Underlease with the provisions and requirements of the Planning Acts (which expression in this Underlease means the Town and Country Planning Acts 1971 to 1974 and any enactment subsequent thereto whether of modification or re-enactment) and all licences consents permissions and conditions (if any) granted or imposed thereunder or under any enactment repealed thereby so far as the same respectively relate to or affect the demised premises or any part thereof or any operations works acts or things already or hereafter to be carried out executed done or omitted thereon or the use thereof for any purpose and to pay any development charge or other charge imposed in respect of any such matter arising from any act commission or omission whatsoever of the Tenant or any party under the control of or an behalf of the Tenant and indemnify the Landlord against all proceedings expenses claims and demands in respect of any contravention by the Tenant of any provision of the said Acts

     3(12)(ii) Not to do or permit anything to be done on or in relation to the demised premises by reason of which any Superior landlord or the Landlord may under any enactment whatever become liable to pay any penalty damages costs compensation charge levy tax or other monies and in any event to pay and satisfy any charge levy tax or other monies which may now or hereafter be imposed whether on the Landlord or the Tenant under any such enactment in respect of any development or alteration or any change or continuation of use or other like matter relating to the demised premises which shall occur during the said term

     Copies of Notices
     -----------------

     3(13) Within seven days of the receipt by the Tenant of the same to supply a copy to the Landlord of any notice or order or proposal for a notice or order or licence consent permission or direction given or made under any enactment and any regulations orders and instruments made thereunder and relating to the demised premises and to permit the Landlord and all persons authorized by it at all reasonable times to enter upon the demised premises to inspect the same for any purpose in connection with any such notice order proposal licence consent permission or direction

     Join with Landlord in making Appeals etc.
     -----------------------------------------

     3(14) At the request of the Landlord to make or join with the Landlord in making any reasonable objection representation or appeal in respect of any such notice order proposal or direction as aforesaid or any refusal of or condition imposed under any such licence consent or permission as aforesaid

     No application for Planning Permission
     --------------------------------------
     3(15) Not without the previous consent of the Landlord in writing to make or suffer to be made any application for consent or permission to carry out or commence any development (within the meaning of the Planning Acts) on or by reference to the demised premises or any part thereof nor carry out any operations works acts or things in the demised premises or any part thereof or make any change of use of the same for which planning permission needs to be obtained

     Complete Developments within Term
     ---------------------------------
     3(16) Unless the Landlord shall otherwise direct to carry out before the determination of the said term (however terminated) any works (the carrying out of which is otherwise permitted hereunder) required to be carried out in or on the demised premises by a date subsequent to such determination as a condition of any planning permission which may have been granted and implemented by the Tenant during the said term

     Purchase Notice
     ---------------
     3(17) Not to serve any purchase notice under the Planning Acts requiring any local authority to purchase the Tenants interest in the demised premises or any part thereof without first offering to surrender this Underlease to the Landlord at the price that might reasonably be expected to be obtained from the local authority pursuant to such a purchase notice such price in the absence of agreement between the parties to be referred to the decision of an independent surveyor nominated on the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors whose decision shall be final and binding upon the parties and who shall act as an expert and not an arbitrator

     Compensation
     ------------
     3(18) If the Tenant shall receive any compensation because of any restriction placed upon the user of the demised premises or any part thereof under or by virtue of the Planning Acts then if and when its interest hereunder shall be determined under the power of re-entry herein contained or otherwise forthwith to make such provision as is just and equitable for the Landlord to receive its due benefits from such compensation unless the compensation authority shall otherwise order

     Assignment and underletting
     ---------------------------
     3(19)(a) Save as hereinafter mentioned not to part with the possession or share the occupation of the whole of the demised premises or any part or parts thereof nor to assign transfer or underlet or part with the whole or any part or parts of the demised premises PROVIDED THAT the Tenant may throughout the said term without such consent of the Landlord permit any holding or subsidiary company of the Tenant or any subsidiary of the Tenant's holding company (such expressions to be construed according to the Companies Act for the time being in force) to occupy the demised premises or any part thereof as a bare licensee only and without creating the relationship of landlord and tenant so long only as such permitted licensee remains a holding or subsidiary company of the Tenant or a subsidiary of the Tenants holding company and subject to the Tenant notifying the Landlord in writing within 14 days thereof of such licensed occupation being permitted or terminated

     3(19)(b) Not to assign the demised premises (here meaning the whole thereof) without the previous consent in writing of any Superior landlord and of the Landlord which consents shall not be unreasonably withheld subject to such Assignee if the Landlord so requires first entering into a direct covenant with the Landlord to observe and perform the covenants on the part of the Tenant herein contained during the residue of the said term and to pay the rents hereby reserved and not further to assign or underlet or part with or share the possession or occupation of the demised premises or any part thereof except on the same terms as are herein contained

     3(19)(c) Not to underlet the demised premises (here meaning the whole thereof) without the previous consent in writing of any Superior landlord and of the Landlord which consents shall not be unreasonably withheld and all underlettings shall be at a full market rent (all premiums and fines being prohibited) and not being less than that reserved by this Underlease which shall be reviewed in an upwards direction only at intervals of not less than five years with reviews in any event co-terminous with those of this Underlease the rent the sub-tenant and the terms of the sub-lease (which shall with such amendments as may be necessary follow the terms of this Underlease) being subject to the previous written approval of any Superior landlord and the Landlord such approval not to be unreasonably withheld or delayed

     3(19)(d) Provided further that any sub-leases granted under this sub-clause shall contain

               (1) an unqualified covenant on the part of the Underlessee with the Landlord of this Underlease not to assign transfer or underlet or part with possession or occupation of part or parts only of the demised premises

               (2) A covenant on the part of the Underlessee with the Landlord of this Underlease that the Underlessee will not assign the whole of the demised premises or underlet or part with the possession or occupation of the whole of the demised premises without obtaining the previous written consent (not to be unreasonably withheld) of the Landlord of this Underlease and to provide in such Underlease that any sub-underleases granted out of such Underlease whether immediate or mediate shall contain similar provisions to those contained in this sub-paragraph (d) Provided Always and it is hereby expressly agreed and declared that if the Landlord and the Tenant shall not be able to agree that the rent to be reserved by a proposed Underlease is a full rack rent the dispute shall be referred to arbitration in accordance with the Arbitration Act 1950 or any statutory re-enactment thereof

               (3) Such covenants by the Underlessee which the Tenant hereby undertakes to enforce as to prohibit the Underlessee from doing or suffering any act or thing upon or in relation to the premises demised by the Underlease which will contravene any of the Tenants obligations in this Underlease

     Register Assignments etc.
     -------------------------
     3(20) Within one month after any charge or mortgage or assignment or underletting or sub-underletting of the demised premises or any devolution of any interest therein or any parting with possession or occupation whether immediate mediate or derivative to give notice thereof in writing to the Landlord or its solicitors and to produce to them a certified copy of the assignment transfer counterpart underlease sub-underlease or other instrument under which such charge or mortgage or devolution shall have occurred and pay a fee of Ten Pounds (plus Value Added Tax) for registration thereof by the Landlords solicitors and in addition such registration fee as may be payable to any Superior landlord

     User
     ----
     3(21)(a) Not to use or occupy the demised premises for any purpose otherwise than as a use within Class III or X of the Town and Country Planning (Use Classes) Order 1972 subject always to compliance with clause 3(12) of this Underlease

     3(21)(b) Not to use or allow the demised premises or any part thereof to be used for residential or sleeping purposes

     Alterations
     -----------

     3(22) Not at any time during the said term to do or suffer in or upon the demised premises any wilful or voluntary waste or spoil and not to damage interfere with or make any addition to or alteration whether internal or external in the demised premises or any party wall or any conduit apparatus or installation therein unless for the purpose of supplying and making good any defect therein unless the Tenant shall have first obtained the consent in writing of the Landlord such consent not to be unreasonably withheld in the case of non-structural matters and no such consent being required of the Landlord in respect of internal non-structural alterations and subject to the Tenant if so required by the Landlord reinstating to the satisfaction of the Landlord the demised premises to their former state and condition at the end or sooner determination of the said term and making good any damage thereby occasioned

     Advertisements
     --------------
     3(23) Not to exhibit affix to or display or permit or suffer to be exhibited affixed to or displayed on or from the exterior of the demised premises or on the external walls rails or fences or on the inside of any windows thereof any sign signboard pole fascia placard figure lettering inscription notice price label blind flag pennant sky-sign or any advertisement of any kind whatsoever except as shall have been previously approved in writing by the Landlord and where applicable any

           Superior landlord such consents not to be unreasonably withheld and in the event of any such approval where required being given to observe the terms thereof and at the expiry or sooner termination of the said term to remove every such thing so approved and make good the demised premises and not to hang place deposit or expose outside any part of the demised premises any goods articles or things for sale or trade other than from within the demised premises

   Floor loading
   -------------
   3(24) Not to place or suspend or suffer to be placed or suspended any object or weight on or from the floors ceilings or walls or structure of the demised premises which may put thereon any weight or impose strain in excess of that which the demised premises are calculated to bear with due margin for safety

   Not to prejudice insurance
   --------------------------
   3(25)(a) Not to do or allow to be done or omitted in or on the demised premises anything whereby the insurance of the demised premises or any adjoining property of the Landlord against the insured risks may be vitiated or prejudiced nor without the consent of the Landlord such consent not to be unreasonably withheld do or allow to be done anything whereby any additional premium may become payable for the insurance of the demised premises and in the event of any Landlords insurance policy for the demised premises or any part thereof being vitiated in consequence of any act action or omission of the Tenant fully and effectually to indemnify the Landlord against all costs claims proceedings or losses resulting from any damage or injury to the demised premises or any part thereof in respect of which compensation is not forthcoming from the Landlords insurance company and against all costs of any increased or additional premised incurred by the Landlord in respect of any adjoining or neighbouring property

        (b) To notify in writing the Landlord forthwith of any damage to or destruction of the demised premises or any part thereof occasioned by the occurrence of any of the insured risks

        (c) In the event of the demised premises or any part thereof being damaged or destroyed by any of the insured risks at any time during the said term and the insurance money under any insurance effected thereon by the Landlord being wholly or partially irrecoverable by reason of any act or default of the Tenant then and in every such case the Tenant will forthwith (in addition to the said rents) pay to the Landlord the whole (or as the case may require) a fair proportion of the cost of rebuilding and reinstating the same any dispute as to the proportion to be so contributed by the Tenant or otherwise in respect of or arising out of this provision to be referred to arbitration in accordance with the provisions of the Arbitration Act 1950 or any statutory modification or re-enactment thereof for the time being in force

        (d) Not to effect or permit or suffer to be effected by any other person any insurance against any of the insured risks in respect of or relating to the demised premises (subject to paragraph (f) of this sub-clause)


        (e) If at any time the Tenant is entitled to the benefit of any other insurance on the demised premises then to apply all monies received by virtue of such other insurance towards making good with all speed the loss or damage in respect of which the same shall have been received

        (f) To insure and keep insured any plate glass windows of the demised premises against damage or destruction in some insurance office or offices or with underwriters of repute to be directed by the Landlord and to pay all premiums necessary for this purpose within the usual days of grace after the same shall become due and whenever required produce to the Landlord or its agent the policy or several policies of such insurance and the receipts for the current year's premium and in each case of destruction of or damage to the plate glass windows with all convenient speed to expend all monies received by virtue of such insurance in reinstating the same and to make up any deficiency out of its own money PROVIDED ALWAYS that if the Tenant shall fail to make and
                     -------- ------
               maintain any such insurance as aforesaid the Landlord may from time to time at its discretion effect and keep on foot such insurance and the Tenant will on demand repay to the Landlord all sums of money expended by it for that purpose as if the same were rent in arrear

   Nuisance
   --------
   3(26) Not to carry on or permit to be carried on upon the demised premises or any part thereof the business to be carried on thereon in a noisy noisome offensive or dangerous manner or do or permit or suffer to be done in or upon the demised premises or any part thereof any act matter or thing which may in the reasonable opinion of the Landlord or any Superior landlord be or grow to be or become or cause damage or a nuisance or an annoyance or a disturbance to or to the prejudice of the Landlord or its tenants or lessees or the owners lessees or occupiers for the time being of any premises in the neighborhood

   Auctions
   --------
   3(27) Not at any time during the said term to hold or permit any sale by auction to be held upon the demised premises or any part thereof without the written consent of the Landlord for that purpose first obtained such consent not to be unreasonably withheld

   Obstruction etc
   ---------------
   3(28)(a) Not to do or permit any act or thing whereby any things which may be used in common with others may be damaged interfered with or obstructed or the fair use thereof by others may be hindered impeded or interfered with in any manner whatsoever and in particular not to leave or permit to be left therein any vehicles goods or article of any kind

        (b) Not to allow nor permit to remain in or upon the curtilage of the demised premises or any areas used in common with others any goods packaging or packing cases waste swarf trade empties or any materials or other things of any kind whatsoever so that the same shall only be brought into or upon the demised premises or only be placed or kept in proper receptacles or covered areas provided for the purpose

   Fire regulations
   ----------------
   3(29)(a) Not to use or permit or suffer to be used on any account except in case of fire or other emergency any doors or special exits provided for escape in case of fire

        (b) At all times to comply with and observe the requirements of the relevant authorities having power to deal with mears of escape from buildings in the event of fire so far as such requirements affect the demised premises or the fixtures fittings or furniture therein

        (c) Not to place or store or suffer to be placed or stored in the demised premises or any part thereof any article or thing which is or may become dangerous offensive combustible inflammable or explosive except to such extent as the Tenants trade or business may require and then only where necessary first obtaining the consent in writing of the relevant local or other competent authority or authorities and of the Landlords insurers and taking all requisite precautions and complying with all conditions laid down by such parties and providing to the Landlord a copy of such consents

   Encroachments eta
   -----------------

   3(30) Not to stop up darken or obstruct or suffer to be stopped up darkened or obstructed any windows lights ventilators or other openings belonging to the demised premises and to use its best endeavours to prevent any new windows lights ventilators passage drainage or other encroachment or easement to be made or acquired into on or over the demised premises or any part thereof and that in case any encroachment or easement shall be made or acquired or attempted to be made or acquired the Tenant will give immediate notice thereof to the Landlord and at the request of the Landlord will adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement

   Let or sale boards
   ------------------
   3(31) To permit the Landlord and any persons authorised by it to enter upon the demised premises and affix and retain without interference upon some suitable part or parts thereof (but not so as to obstruct the access of light and air to or the fascia signs of the demised premises) such notice as the Landlord may consider desirable for reletting or selling the same and generally to permit all persons with authority from the Landlord upon prior reasonable notice in writing at all reasonable hours during the daytime to enter and view the demised premises

   Permit entry for repairing adjoining premises
   ---------------------------------------------
   3(32) To permit the agents or workmen with or without plant and machinery engaged or authorised by the Landlord to enter and remain upon the demised premises or any part or parts thereof at all reasonable times in order to build walls (including party walls) or to stop up any openings in walls dividing the demised premises from other premises or to repair or alter or rebuild any part of any adjoining or contiguous premises or to cleanse lay re-lay maintain renew empty or repair any of the sewers drains conduits gutters watercourses pipes cables wires machinery equipment apparatus and mains belonging to the same and for all purposes connected with the Landlords obligations and rights hereunder the Landlord or other party exercising such rights doing as little damage as reasonably practicable and making good all damage to the demised premises or any chattels thereon occasioned by the exercise of such rights AND ALSO that in case any dispute or
                                     --- ----
         controversy shall at any time or times arise between the Tenant and the tenants or occupiers of any adjoining or contiguous premises belonging to the Landlord the same shall from time to time be settled and determined by the Landlord in such manner as it in writing shall reasonably direct in that behalf to which determination the Tenant shall from time to time submit and which determination shall be final and binding upon the Tenant


   Prevention of damage by effluent etc. discharge
   -----------------------------------------------
   3(33)(a) Not to permit but to take such measures as may be necessary to ensure that any effluent discharged from the demised premises into the watercourses drains or sewers which belong or are used for the demised premises whether or not in common with other premises will not be corrosive noxious deleterious or in any way harmful to the said watercourses drains or sewers or cause any obstruction or deposit therein and to keep all pipes watercourses gullies and drains belonging to the demised premises properly flushed cleansed and free from obstruction and if any such obstruction or injury shall occur forthwith to remove the same and make good any damage caused thereby whether to the structure of the demised premises or otherwise and to indemnify and keep entirely harmless the Landlord against any claims damage or liability arising from damage caused by such obstruction or injury to adjoining or neighbouring premises

        (b) Not to discharge or allow to be discharged from the demised premises any fluid or anything of a poisonous deleterious or noxious nature of a kind that might or does in fact contaminate or pollute the air or water and to indemnify the Landlord against any claims damage or liability arising from damage caused by such contamination or pollution

        (c) To take at all times throughout the said term all such steps as are necessary and proper to prevent the emanation from the demised premises of noise fumes heat or excessive vibration especially but not only where such emanation will or might be to the detriment of the Landlord or any others owners or occupiers of the adjoining or neighbouring premises

   Cost of notices
   ---------------
   3(34) To pay all costs charges and expenses (including solicitors costs and surveyors fees) incurred by the Landlord for the purpose or in contemplation of or incidental to the preparation and service of a notice under Section 146 or 147 of the Law of Property Act 1925 requiring the Tenant to remedy a breach of any of the covenants herein contained notwithstanding forfeiture for such breach shall be avoided otherwise than by relief granted by the Court or for the purpose or in contemplation of or incidental to the preparation and service of schedules of dilapidations or notice under the foregoing provisions of this clause during the said term (or following the determination thereof)

   Costs of Licences
   -----------------
   3(35) To pay the proper and reasonable legal charges and surveyors fees of the Landlord and any Superior landlord including the Stamp Duty on the licences and counterparts resulting from all applications by the Tenant for any consent of the Landlord required by this Underlease and also the proper and reasonable legal charges and surveyors fees actually incurred by the Landlord or any Superior landlord in cases where consent is refused or the application is withdrawn

   Legal Charges
   -------------
   3(36) To pay to the Landlords solicitors their proper charges for the preparation of this Underlease and the Counterpart thereof and the Stamp Duties thereon

   3(37) When required and on demand to contribute and pay to the Landlord or as it may direct a rateable or due proportion of the cost and expenses of repairing maintaining renewing rebuilding making and laying and cleansing all party walls fences conduits ways roads pavements sewers drains watercourses and other easements or structures or other items used in common with the occupiers of any neighbouring or adjoining premises and to keep the Landlord indemnified against such proportion of such costs and expenses

   3(38) With the object and intent of affording to the Landlord and any Superior landlord a full and sufficient indemnity in respect of the encumbrances but not further or otherwise henceforth to observe and perform the same (so far as aforesaid) and to indemnify the Landlord and any Superior landlord from and against all actions claims demands and liability in respect thereof

   3(39)(a) To indemnify and keep indemnified the Landlord and any Superior landlord from liability in respect of any injury to or the death of any person damage to any property movable or immovable the infringement disturbance or destruction of any right easement or privilege or otherwise by reason of or arising directly or indirectly out of the repair state of repair condition or any alteration to or to the user hereinbefore permitted of the demised premises and from all proceedings costs claims and demands of whatsoever nature in respect of any such liability or alleged liability PROVIDED THAT this sub-clause will not be
                                  -------- ----
                operative in so far as such matters are covered by the insured risks unless the policy or policies of insurance of the Landlord shall have been vitiated or payment of the policy monies refused in whole or in part in consequence of some act neglect or default of the Tenant or any licensee or person for whom the Tenant is responsible

        (b) To be responsible for and to indemnify the Landlord and any Superior landlord against all damage occasioned to the demised premises or any adjacent or neighbouring premises or to any person caused by any act default or negligence of the Tenant or the servants agents licensees or invitees of the Tenant

        (c) Not to do any act matter or thing which under the terms of the Superior Lease under which the Landlord holds inter alia the demised premises requires the approval of the Superior landlord without obtaining such approval in addition to any approval of the Landlord required by the terms of these presents in all cases at the Tenants own expense whether or not such approvals are granted

   Rent Review Clause
   ------------------
4. IT IS HEREBY AGREED as follows:
   -- -- ------ ------
   (1) The amount of the yearly rent firstly hereinbefore reserved shall be reviewed at the end of the fifth year of the said term and at the end of each subsequent period of five years of the said term (each period of five years after the end of the said fifth year of the said term being hereinafter called a "Review Period") and after the said fifth year of the said term the amount of the yearly rent payable hereunder shall be:

        (a) For the first Review Period (the five years commencing at the end of the fifth year of the said term) the amount of the yearly rent firstly hereinbefore reserved aforesaid or such amount (whichever shall be the greater) as shall be assessed (in manner hereinafter appearing) as a reasonable yearly rent in respect of that first Review Period and

        (b) For each successive subsequent Review Period the amount of the yearly rent payable during the immediately preceding Review Period or such amount (whichever shall be the greater) as shall be assessed (in manner hereinafter appearing) as a reasonable yearly rent in respect of the relevant Review Period

        (2)  Every such assessment shall be made in the following manner:

             (i) Such assessment shall be agreed in writing between the Landlord and the Tenant on or before the date of commencement of the relevant Review Period (or such later date as may be agreed by them in writing) but

            (ii) If such assessment shall for any reason not be agreed as aforesaid then (whether or not any negotiations to reach such an agreement have been or are being conducted) the assessment of the amount of a reasonable yearly rent for the relevant Review Period shall be made by an expert appointed for that purpose by the Landlord and the Tenant within thirty days (or such greater period as may be agreed by them in writing) after the commencement of the said Review Period and failing such appointment then to be appointed (upon the application of the Landlord or the Tenant) by the President for the time being of the Royal Institution of Chartered Surveyors And the assessment so made by such expert shall be communicated to the Landlord and the Tenant in writing and shall be final and binding

           (iii) The amount of the yearly rent so assessed as a reasonable yearly rent in respect of the relevant Review Period shall if it is greater than the amount of the yearly rent payable hereunder immediately before the commencement of such Review Period become and be the yearly rent payable hereunder for that Review Period and shall have effect from the commencement of that Review Period and be payable accordingly

            (iv) The fees payable to such expert and the costs of his appointment shall be in the award of the expert

             (v)  PROVIDED ALWAYS that any failure by the Landlord or the Tenant
                  -------- ------
                  to initiate negotiations with the other of them under paragraph (i) of this sub-clause prior to the commencement of the relevant Review Period or to negotiate with the other of them on the appointment of an expert under paragraph (ii) hereof shall not prejudice the right of the Landlord or the Tenant after the commencement of such Review Period to require the assessment of a reasonable yearly rent for such Review Period to be made under paragraph (ii) aforesaid by an expert appointed by the President of the Royal Institution of Chartered Surveyors as therein provided Nor shall the right of the Landlord or the Tenant to have the yearly rent reviewed as provided by this clause be prejudiced by any delay or omission whatsoever in the appointment of any such expert as aforesaid

        (3) In this clause and for all the purposes thereof the expression "a reasonable yearly rent" means the fair rental value of the demised premises except and reserved as set out in the Second Schedule hereto (including the Landlords fixtures and fittings) on the basis of a letting in the open market by a willing lessor to a willing lessee on the terms and conditions of this Underlease for a term of years equivalent to the term hereby granted and with vacant possession but disregarding any effect on rent:-

             (i) of the fact that the Tenant its sub-tenants or their respective predecessors in title or persons deriving title mediately or immediately under them have been in occupation of the demised premises

            (ii) any goodwill attached to the demised premises by reason of the business carried on thereat

           (iii) any improvements lawfully carried out at the cost of the Tenant or any undertenants or their respective predecessors in title or persons deriving title mediately or immediately under them after the date hereof or during any period of occupation prior thereto including those set out in the Fifth Schedule hereto AND the value of any improvements carried out by the
                         ---
                  Landlord at the Tenants expense (including any before the date of this Underlease) otherwise than in pursuance of an obligation to the Landlord

            (iv) any diminution in the value of the demised premises attributable to non-compliance with or non-performance of any of the covenants on the part of the Tenant herein contained


             (v) the fact (if it is a fact) that the making good of the demised premises or any part thereof following destruction or damage by any of the risks to be insured against under the provisions of this Underlease has not been commenced or completed

            (vi) of any law for the time being in force which imposes a restraint upon increase in the rent of the demised premises

           (vii) the value of any Tenants fixtures and fittings including those belonging to any undertenant

      (4) If at the commencement of any Review Period a reasonable yearly rent in respect thereof shall not yet have been assessed under the foregoing provisions of this clause then until a reasonable yearly rent in respect thereof greater than the yearly rent payable immediately prior to the commencement of such Review Period shall have been, assessed under the said provisions (and thus become the yearly rent payable for that Review Period) the Tenant shall continue to pay rent at the rate of that payable immediately prior to such commencement and as soon as the said assessment shall have been made the Tenant shall pay the excess of the aggregate amount of rent which would have been payable hereunder for the period from the commencement of the said Review Period until the said quarter day next following if the said assessment had been made at or prior to the said commencement over and above the aggregate amount of rent actually paid by the Tenant during the said period during the said period together with interest upon the said excess at the rate equal to the rate paid to Investor Accounts with Barclays Bank Limited for the time being


      (5) If and whenever the amount of the yearly rent payable hereunder is increased under the foregoing provisions of this clause the Landlord and the Tenant shall cause a Memorandum of the amount of such increased yearly rent to be endorsed on the Lease and the Counterpart thereof and for such Memoranda to be signed by or on behalf of the Landlord and the Tenant respectively

      (6) If at any material time there shall be no President of the said Royal Institution of Chartered Surveyors or if the said President shall for any reason not be available or be unable or unwilling to make such an appointment as aforesaid the said appointment may be made by the Vice-President or next senior officer of the said Institution then available and able and willing to make such appointment

      (7) If any expert appointed in accordance with this clause shall fail to make an assessment as hereinbefore provided or if he shall relinquish his appointment or die or if it shall become apparent that for any reason he will be unable to complete his duties hereunder the Landlord or the Tenant may apply to the said President or other person as hereinbefore provided for a substitute to be appointed in his place which procedure may be repeated as many times as necessary and the appointment of any such substitute shall be of the same effect as if it were an original appointment hereunder by the President for the time being of the said Institution

      (8) If at any time or times during the said term ascertainment of the rent payable hereunder in manner above provided or recovery of the amount so ascertained shall in any respect be unlawful so that the Landlord is precluded or would having taken the necessary steps to secure a rent review (assuming that were lawful) be precluded from receiving or from receiving at the date or dates when it would otherwise have been payable a reviewed rent as from the commencement of each Review Period the Landlord shall be entitled at any time after the date when ascertainment or recovery or increase again becomes lawful (without prejudice to its right if any to recover any rent the payment of which has only been deferred by law) to have the rent for the time being payable hereunder reviewed at the date last aforesaid in manner and according to the principles set out above (mutatis mutandis) and the rent so ascertained shall be the rent payable until the commencement of the next rent Review Period (calculated as aforesaid and as from the date of such interim review) or until the rent payable hereunder shall next be increased

5. Landlords Covenants
   -------------------
   The Landlord hereby covenants with the Tenant as follows:
   -----------------------------

   Insurance
   ---------
   (1)(a) Subject to compliance by the Tenant with the provisions of clause 3(25) hereof at all times during the said term to keep or cause to be kept the demised premises insured against

           (1) loss or damage by fire storm tempest flood lightning earthquake explosion aircraft articles dropped therefrom riot or civil commotion malicious damage impact subsidence bursting and overflowing of pipes and such other risks as the Landlord or the Tenant shall from time to time reasonably require in such amount (determined by the Landlord from time to time) as the Landlord shall in its discretion from time to time deem sufficient to cover the full amount of the costs (including reasonable provision for escalation of such costs between the date of destruction or damage and the date of rebuilding or reinstating the demised premises) of completely rebuilding or reinstating the demised premises or in such higher amount as the Tenant shall by notice in writing to the Landlord from time to time reasonably specify


           (2) professional fees including but not exclusively quantity surveyors engineers project controllers and such other advisers as the Landlord may deem it appropriate to instruct on such amount assessed according to the scales or other method (if any) for the time being adopted by the Royal Institute of British Architects and the Royal Institution of Chartered Surveyors or other appropriate professional body the cost of site clearance (including demolition shoring up and debris removal) and three years' rent of the demised premises at the rate for the time being payable or prospectively payable

           (3) (to the extent to which the same is not covered by paragraph (a) of this sub-clause) breakdown of the boilers lifts and other plant (if any) in the demised premises and to effect such insurance with an Insurance Company or Underwriters of repute and through such agency as the Landlord from time to time deems fit and proper and to produce to the Tenant within fourteen days of the request the policy or policies (together with all endorsements thereto) of such insurance and the receipt for the current premium or premiums and if acceptable to the Landlord to endorse a note of the Tenants interest on to the said policy or policies with the interest of any mortgage

   (b) If the demised premises shall be destroyed or damaged by any of the risks against which the Landlord has covenanted to insure

        (1) if so required as soon as reasonably practicable to join with the Tenant in making application for any planning or other permission necessary for rebuilding or reinstating the demised premises and

        (2) after such permissions shall have been obtained to apply as soon as reasonably practicable the insurance monies received by the Landlord (other than money received for loss of rent) towards reinstating the demised premises


   Quiet Enjoyment
   ---------------
   (2) That the Tenant paying the rents hereby reserved and observing and performing the Tenants covenants hereinbefore contained shall and may peaceably hold and enjoy the demised premises during the said term without any interruption or disturbance from or by the Landlord or any person lawfully claiming through under or in trust for it

   (3) To pay the rent reserved by the said Superior Lease under which the Landlord holds the demised premises at the times and in the manner therein provided and by way of indemnity only to perform and observe the Landlords obligations as Tenant thereunder save insofar as such performance and observance is the responsibility of the Tenant hereunder

6. PROVIDED ALWAYS AND IT IS HEREBY AGREED AND DECLARED that:
   -------- ------ --- -- -- ------ ------ --- --------
   Re-entry
   --------
   (1) If the said rents hereby reserved or any part thereof shall at any time be in arrear and unpaid for twenty-one days after the same shall have become due (whether any formal or legal demand therefor shall have been made or not) or if there shall be any breach of any of the covenants conditions or agreements herein contained and on the part of the Tenant to be performed and observed or if the Tenant or other person or persons in whom for the time being the said term shall be vested (being an individual or individuals) or any of them shall become bankrupt or have a receiving order made against him her or them or make any arrangement or composition with or for the benefit of his her or their creditors or suffer any execution to be levied at the demised premises or if the Tenant or any assignee of the Tenant being a company shall enter into liquidation whether compulsory or voluntary (not being merely a voluntary liquidation for the purpose of amalgamation or reconstruction) or suffer any execution to be levied at the demised premises or have a Receiver or Manager appointed then and in such case it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord in that behalf into or upon the demised premises or any part thereof in the name of the whole to re-enter and the demised premises peaceably to hold and enjoy thenceforth as if these presents had not been made without prejudice to any right of action or remedy of either party against the other in respect of any antecedent breach of any covenant or condition herein contained

   Notices
   -------
   (2) Any notice required to be given or served under these presents and not otherwise provided for shall be served or deemed to be served on the Tenant if served in accordance with Section 196 of the Law of Property Act 1925 as amended by Recorded Delivery Service Act 1962

   Suspension of rent
   ------------------

   (3) (a) In case the demised premises or any part thereof or access thereto shall at any time be destroyed or so damaged by any of the insured risks as to be unfit for occupation or use then and in any such case (unless the insurance of the demised premises shall have been vitiated by the act neglect default or omission of the Tenant) the rents hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended and cease to be payable from the date of such destruction or damage aforesaid until the demised premises shall again be fit for use and occupation or for a period of three years therefrom whichever period is the shorter and such proportion in case of disagreement shall be referred to a single arbitrator in accordance with and subject to the provisions of the Arbitration Act 1950 or any statutory modification or re-enactment thereof

        (b) PROVIDED ALWAYS that the Landlord will within twenty-one days from the date on which the rent shall be suspended or cease to be payable hereunder refund to the Tenant the proportion of the rent paid in advance for the period from the date when such rent was suspended or ceased to be payable

   Acceptance of Rent
   ------------------
   (4) Notwithstanding the acceptance of or demand for rent by the Landlord or its agent with knowledge of a breach of any of the covenants on the part of the Tenant herein contained the Landlords right to forfeit this Underlease on the ground of such breach shall remain in force And the Tenant shall not in any proceedings for forfeiture be entitled to rely upon any such acceptance or demand as aforesaid as a defence

   Statutory Compensation
   ----------------------
   (5) Except where any statutory provision prohibits the Tenants right to compensation being reduced or excluded by agreement the Tenant shall not be entitled to claim from the Landlord on quitting the demised premises or any part thereof any compensation under the Landlord and Tenant Act 1954 or any statute modifying or reenacting the same

   Exclusion of any warranty of fitness
   ------------------------------------

   (6) Neither the granting of this Underlease nor any provision herein contained shall operate or be construed as warranting that the demised premises are suitable for the purpose or purposes of the Tenant and that the use to which the Tenant proposes now or hereafter to put the demised premises or that any use to which (whether subject to conditions or not) the Tenant may be at liberty or may be required under the provisions of this Underlease to put the demised premises is or may be or become legally permitted whether under the provisions of the Planning Acts or otherwise

   (7) Each and every right vested in the Superior landlord by virtue of the aforesaid Superior Lease (other than the right to receive rent) shall be exercisable by the Superior landlord so far as it affects the demised premises notwithstanding that it may not be expressly provided for in any other provision of these presents

   (8) If the Tenant shall be desirous of taking an Underlease of the demised premises for a further term of 25 years from the expiration of the said term hereby granted at the rent and on the terms and conditions hereinafter mentioned and shall not more than 12 nor less than 6 months before the expiration of the said term (time being of the essence) hereby granted give to the Landlord notice in writing of such its desire and if it shall have paid the rent hereby reserved (hereinafter called "the current rent") and shall have reasonably performed and observed the several stipulations herein contained and on its part to be performed and observed up to the termination by effluxion of time of the Underlease hereby created then the Landlord will at the expense of the Tenant both as to the Landlords reasonable costs and expenses as well as the Tenants own costs and expenses let the demised premises to the Tenant for the further term of 25 years from the ____ day of _______ 200___ at a rent and review pattern to be determined in the manner provided by the Fourth Schedule hereto and payable as therein provided and subject in all other respects to the same covenants conditions provisions and stipulations as are herein contained except this sub-clause for renewal PROVIDED ALWAYS that this sub-clause shall become null and void if the option hereby given to the Tenant shall not be registered as a Land Charge at the Land Charges Registry or protected by registration of a notice caution or other prescribed entry under the Land Registration Act 1925 or any statutory modification or re-enactment thereof for the time being in force within a period of 3 months from the date of this Underlease

        IN WITNESS whereof these presents have been entered into the day and
        ----------
year first before written
                               THE FIRST SCHEDULE
                               ------------------
                             "the demised premises"
                              --------------------

        ALL THAT piece or parcel of land with the buildings thereon (comprised
        --- ----
in the Landlords title number ___________ at H.M. Land Registry) shown for the purpose of identification only edged red on the plan annexed hereto and known as 1 to 9 (odd numbers inclusive) Botley Road and land adjoining Hedge End Southampton Hampshire

                              THE SECOND SCHEDULE
                              -------------------

Exceptions and reservations
---------------------------
(a) all rights of light air and easements belonging to or enjoyed by the adjacent or neighbouring land or buildings from over or against the demised premises
(b) the right to build or rebuild or alter any adjacent or neighbouring land or buildings of the Landlord in any manner whatsoever and to let the same for any purpose or otherwise deal therewith provided that the light or air to the demised premises or any other liberty easement right or advantage belonging to the Tenant is not in any such case thereby materially diminished
(c) the right of support and shelter and all other easements and rights belonging to or enjoyed by any adjacent or neighbouring land or buildings an interest wherein in possession or reversion is at any time during the said term vested in the Landlord
(d) the free passage and running of air gas electricity water and soil telephone and other services through or along the pipes wires channels drains and watercourses and Conduits already built or placed in through over or under the demised premises to and from any other adjoining or neighbouring property and the right to connect up to the same

                               THE THIRD SCHEDULE
                               ------------------

        Date             Document     Parties
        ----             --------     -------
16th December 1920     Conveyance     Henry Bruno Aloysius
                                      Digby Beste (1)
                                      Albert Mark
                                      Mills (2)

18th September 1925    Conveyance     The said A.B.A.
                                      Digby Beste (1)
                                      William Vidler (2)

3rd August 1966        Deed of Grant  Sandringham Court
                                      Investments
                                      (Southampton)
                                      Limited (1)
                                      Southern Gas Board (2)


                              THE FOURTH SCHEDULE
                              -------------------

1. The Landlord shall be entitled if the Tenant exercises its option pursuant to Clause 6(8) of this Underlease and a further term of twenty-five years is granted pursuant thereto to have reviewed the frequency of the Review Periods ("the review pattern") for the purpose of the said further term The review pattern for the said further term shall be such frequency of Review Periods as shall be agreed between the Landlord and the Tenant or determined as hereinafter provided to represent the frequency of Review Periods considered fair and reasonable in the light of such usual commercial leasing practice current at the time of such agreement or determination thereof as might reasonably be expected to apply in respect of the demised premises let with an unexpired term of twenty-five years and in all other respects upon the terms that relate to the review of the rent under the terms of this Underlease Provided that at no time shall the frequency of the Review Periods for the said further term be longer than every five years

2. The rent for the said further term (hereinafter called "the new rent") shall be such annual sum as shall be agreed between the Landlord and the Tenant or determined as hereinafter provided to be the current open market rental value of the demised premises at the time of such agreement or determination and shall be paid without any deduction by equal quarterly instalments on the usual quarter days (hereinafter called "the rent days") the first of such quarterly instalments to be paid on the ____ day of 200__

3. Any agreement between the Landlord and the Tenant as to the review pattern and/or the new rent shall be in writing signed by the parties

4. If such agreement as to the review pattern and/or the new rent has not been made six months before the date on which the said further term is due to commence either party hereto may require an independent chartered surveyor experienced in valuations and lettings of commercial premises (hereinafter called "the surveyor") to determine the review pattern and/or the new rent

5. The surveyor may be nominated by agreement between the Landlord and the Tenant or appointed by the President for the time being of the Royal Institution of Chartered Surveyors on the application of either party hereto

6. If the said President shall for any reason not be available or be unable to make any such appointment at the time of application therefor the appointment may be made by the Vice President or next Senior Officer of the said Institution then available and able to make such appointment or if no such Officer of the said Institution shall be so available and able by such Officer of such professional body of surveyors as the Landlord shall designate

7. Notice in writing of his appointment shall be given by the surveyor to the Landlord and the Tenant inviting each to submit within a specified period (which shall not exceed four weeks) a statement and/or valuation accompanied if desired by a statement of reasons

8. The surveyor shall act as an expert and not as an arbitrator He shall consider any statement and/or valuation and reasons submitted to him within the said period but shall not be in any way limited or fettered thereby and shall determine the review pattern and/or the new rent in accordance with his own judgment and opinion as to the frequency of reviews and/or the current open market rental value of the demised premises upon the bases aforesaid

9. The surveyor shall give notice in writing of his decision to the Landlord and the Tenant within two months of his appointment or within such extended period as the Landlord may agree

10. If the surveyor comes to the conclusion that the current open market rental value of the demised premises is less than the current rent the new rent shall nevertheless be the same as the current rent and the decision of the surveyor shall so state

11. If the surveyor shall fail to determine the review pattern and/or the new rent and give notice thereof within the time and in the manner hereinbefore provided or if he shall relinquish his appointment or die or if it shall become apparent that for any reason he will be unable to complete his duties hereunder the Landlord or the Tenant may apply to the said President or other person as hereinbefore provided for a substitute to be appointed in his place which procedure may be repeated as many times as necessary

12. The decision of the surveyor shall be final on all matters hereby referred to him

13. Rent shall not be due at the rate of the new rent notwithstanding that the said further term may already have commenced until after the Tenant has been given such notice thereof as is hereby provided and if the said further term shall have commenced before the Tenant has been given such notice the rent shall for the time being and until such notice is given be at the rate of the current rent but on the first rent day after the giving of such notice to the Tenant there shall fall due in addition to the appropriate instalment of the new rent a sum by way of additional rent equal to the difference between the new rent and the current rent for the period since the commencement of the said further term together with interest upon the said sum at the rate equal to the rate paid to Investor Accounts with Barclays Bank Limited for the time being

14. The fees of the surveyor shall be shared equally between the Landlord and the Tenant

15. As respects all periods of time referred to in this Schedule time shall not be deemed to be of the essence of the Contract

                               THE FIFTH SCHEDULE
                               ------------------
                            The Tenants Improvements
                            ------------------------

1.      GROUND FLOOR SLAB
        -----------------
        Strengthening of floor slab to take future mezzanine floor from grid line 1 - 9.


2.      EXTERNAL ENVELOPE
        -----------------
        Omission of personnel door to loading bay.
        Relocation of loading bay door.
        Double doors to inflammable liquids store.
        Double doors to garden equipment store.
        Relocation of door to Engineering Department.
        Relocation of door on grid line 1 between machine maintenance and dry manufacturing.
        Independent inflammable liquids store.
        Louvres required for fresh air intake to a/c plant and compressors, and inflammable liquids store.

3.      DRUM STORE
        ----------
        Provision of drum store, swarf bay and a/c plant deck over, including foundations, structure, cladding, floors, drainage and associated external works.

4.      ROOF
        ----
        Opening in ceilings and roof sheeting and linking ducts to process plant, etc.

10.     MEZZANINE FLOOR
        ---------------
        Entire mezzanine floor including a/c plant equipment deck over machine maintenance department, with associated access stairways.

11.     LAVATORIES
        ----------
        Provision of lavatory to Engineering Department, and 4 No lavatories to first floor, including all associated partitions, ceiling, wall and floor finishes, sanitary fittings, drainage and services.

12.     TEA ROOMS
        ---------
        Provision of 2 No tea rooms including all associated partitions, ceil, fittings, draining and services.

13.     FITTINGS
        --------
        All kitchen equipment and .......

14.     DRAINAGE
        --------
        Drainage in factory area including floor trenches and covers. Drainage to canteen vending machines. 1 No service trench with continuous removable access cover.

15.     SERVICES
        --------
        Provision of high voltage cables, switchboard and transformers. Electrical power distribution throughout factory area. Air conditioning installation to serve the whole building. Arrangement of switchgear and additional contacts to facilitate future provision of central computer control of mechanical services and lighting. All access ladders, walkways, hatches, etc. to facilitate maintenance of a/c equipment. Hot and cold water to serve process plant in production area. All lighting to factory area and ground floor offices. Compressed air distribution.

16.     FIRE PROTECTION
        ---------------
        Provision of all fire hoses etc. Provision of fully automatic fire detection system.

17.     SUNDRIES
        --------

        Public address system, security barrier, closed circuit TV, security and emergency lighting, intruder alarm installation, TV and radio aerials, card entry security lock on staff entrance door.

                            (THE COMMON SEAL of DEVON COUNTY)
                            ---------------------------------
                            (COUNCIL was hereunto affixed in
                            --------
                            (the presence of:


                                       County Solicitor

                            DATED  1 November  1983
                            -----------------------



                            CV LABORATORIES LIMITED

                                    - and -

                             DEVON COUNTY COUNCIL


                                  COUNTERPART


                                     LEASE
                         relating to certain premises
                                at Botley Road
                                   Hedge End
                                  Southampton

                                HM Land Registry
                                ----------------

County:                                 Hampshire

Title Number:                           HP218454

Property:                               1 to 9 (odd)
                                        Botley Road,
                                        Hedge End and land adjoining



THIS LEASE is made the first day of November One thousand nine hundred and
---- -----
eighty three BETWEEN CV LABORATORIES LIMITED whose registered office is situate
             ------- -- ------------ -------
at Brickfield Lane Chandlers Ford Eastleigh Hants S05 3DP ("the Landlord" which expression shall include the estate owner or owners for the time being of the reversion immediately expectant on the term hereby granted) of the one part and

DEVON COUNTY COUNCIL of County Hall Topsham Road Exeter Devon ("the Tenant"
----- ------ -------
which expression shall include the Tenant's successors in title and assigns) of the other part

WITNESSETH as follows:-
----------

1. In consideration of the sum of (Pounds)2.5 million paid by the Tenant to the Landlord (the receipt whereof the Landlord hereby acknowledges) and of the rent hereinafter reserved and covenants on the part of the Tenant hereinafter contained the Landlord hereby demises unto the Tenant ALL THAT piece or parcel
                                                      --- ----
of land shown for the purpose of identification only edged red on the plan annexed hereto known as 1 to 9 (odd numbers inclusive) Botley Road and land adjoining Hedge End Southampton Hampshire ("the Premises") TO HOLD the same unto
                                                           -- ----
the Tenant from the first day of November One thousand nine hundred and eighty three for the term of 999 years PAYING
                                ------

THEREFOR yearly during the said term a rent of TEN POUNDS on the 1st day
--------                                       --- ------
of January in every year and so in proportion for any less time than one year in advance the first payment to be made on the date hereof for the period from the first day of November 1983 to the next ensuing 1st day of January TOGETHER WITH
                                                                  -------- ----
AND SUBJECT TO the rights exceptions reservations conditions and other matters
--- ------- --
set out or referred to in the Charges Register of the title above referred to and also an Agreement dated 10th September 1982 made between Eastleigh Borough Council (1) Hampshire County Council (2) and Leasepride Limited (3) and a Deed of Grant dated 27th September 1982 made between British Gas Corporation (1) and Leasepride Limited (2) so far as the same relate to and affect the Premises and are still subsisting and capable of enforcement: ("the encumbrances")

2.  The Tenant hereby covenants with the Landlord as follows namely:

     (a) To pay the rent hereby reserved on the day and in manner aforesaid

     (b) To pay and discharge all rates taxes assessments impositions duties charges and outgoings whatsoever whether parliamentary local or otherwise which are now or may hereafter be imposed or charged upon the Premises in respect thereof

     (c) To insure and keep insured (or procure the insurance of) the Premises to the full reinstatement value thereof in some responsible insurance office and upon request of the Landlord or its agent to produce the policy of such insurance and the receipt for the last premium and to cause all sums received in respect of such insurance to be laid out and expended with all reasonable speed in rebuilding repairing or otherwise reinstating the Premises in accordance with the present plan or elevation thereof or otherwise as may be approved in writing by the Landlord such approval not to be unreasonably withheld or delayed

     (d) To keep the Premises and the buildings from time to time thereon and subject from time to time any refurbishment development reconstruction or redevel opment thereof including all fences drains and sewers thereto in good and substantial repair and in the same good and substantial repair peaceably to sur render and yield-up unto the Landlord at the expiration or sooner determination of the said term

     (e) To permit the Landlord and its agents with or without workmen or otherwise twice in every year at reasonable hours in the daytime upon prior reasonable notice in writing to enter upon and view the condition of the Premises and to repair and make good all defects and wants of reparation of which the Landlord shall give it notice in writing and for which the Tenant is liable hereunder within three months after the giving of such notice

     (f) Within one month of every assignment of the Premises to give notice in writing thereof together with a certified copy of the said assignment to the

         Landlord or its solicitor and to pay a fee of (Pounds)10 for the registration of the notice

     (g) To observe and perform the covenants and other matters imposed upon the Landlord by the encumbrances so far as the same are still subsisting and capable of taking effect and to keep the Landlord its estate and effects indemnified from and against all proceedings costs claims and expenses in respect of the same

3. The Landlord to the intent to bind the reversion of the demised premises expectant on the term hereby granted and the person or persons entitled thereto but not so as to render the Landlord personally liable in damages after it shall have parted with its interest in the demised premises hereby covenants with the Tenant that the Tenant paying the rent hereby reserved and performing and observing the covenants herein contained on the part of the Tenant to be performed and observed shall and may peaceably hold and enjoy the Premises during the said term without any interruption or disturbance from or by the Landlord or any person claiming through under or in trust for it

          IN WITNESS whereof these presents have been entered into the day and
          -- -------
year first before written


                                (THE COMMON SEAL of
                                 --- ------ ----
                                 DEVON COUNTY COUNCIL
                                 ----- ------ -------
                                 (was hereunto affixed in
                                 (the presence of:-


                                     County Solicitor

DOCUMENT No    13624
           -------------